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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CYTOGEN CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock, $0.01 par value per share
	(2)	Aggregate number of securities to which transaction applies: 36,135,929 shares of common stock; 506,000 options to purchase shares of common stock, $0.01
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        The filing fee was determined based upon the sum of (A) the product of 36,135,929 shares of common stock multiplied by the merger consideration of $0.62 per share, plus (B) 506,000 options to purchase shares of common stock with an exercise price less than $0.62 per share multiplied by $0.0497233 (which is the difference between $0.62 and the weighted average exercise price of $0.5702767 per share for such options). In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying .0000393 by the sum of the amounts calculated pursuant to clauses (A) and (B).

	(4)	Proposed maximum aggregate value of transaction: $22,429,436
	(5)	Total fee paid: $882.00
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CYTOGEN CORPORATION
650 COLLEGE ROAD EAST, SUITE 3100
PRINCETON, NJ 08540-3533

Dear Stockholder:

        You are cordially invited to attend a special meeting of the stockholders of Cytogen Corporation, a Delaware corporation, hereinafter referred to as Cytogen or the Company, on Thursday, May 8, 2008 at 10:00 a.m. local time, at the Hyatt Regency Princeton, 102 Carnegie Center, Princeton, New Jersey 08540. Notice of the special meeting and the related proxy statement are enclosed.

        The board of directors of the Company has unanimously approved and adopted a merger agreement providing for the merger of the Company with EUSA Pharma (USA), Inc., a Delaware corporation and a wholly-owned subsidiary of EUSA Pharma, Inc., a Delaware corporation. Subject to certain conditions, in the merger you will receive $0.62 in cash, without interest, less any applicable withholding tax, for each share of common stock you hold, unless otherwise provided in the merger agreement. Following the merger, Cytogen will become a wholly-owned subsidiary of EUSA Pharma, Inc.

        At the special meeting, you will be asked to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of March 10, 2008, by and among EUSA Pharma, Inc., EUSA Pharma (USA), Inc. and Cytogen. After careful consideration, our board of directors approved and adopted the merger agreement, the merger and the other transactions contemplated by the merger agreement and unanimously declared that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of our stockholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT.

        The proxy statement attached to this letter provides you with information about the merger and the special meeting. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the entire proxy statement carefully. You may also obtain additional information about us from documents we have filed with the Securities and Exchange Commission.

        Your vote is very important, regardless of the number of shares of common stock you own. We cannot complete the merger unless the proposal to approve the merger agreement is adopted by the affirmative vote of a majority of the outstanding shares of common stock held by stockholders entitled to vote at the special meeting of stockholders.

        On behalf of the board of directors, we thank you for your continued support of Cytogen over the years. We are pleased to be able to provide you with a liquidity event that we believe is in the best interests of our stockholders.

Sincerely,
/s/ JAMES A. GRIGSBY James A. Grigsby Chairman of the Board of Directors

        WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE (1) COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE; OR (2) YOU MAY VOTE VIA TELEPHONE OR VIA INTERNET; IN EACH CASE IN ACCORDANCE WITH THE INSTRUCTIONS PRINTED ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

        Neither the Securities and Exchange Commission nor any state securities commission has passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

THE ACCOMPANYING PROXY STATEMENT IS DATED MARCH 31, 2008 AND IS FIRST BEING
MAILED TO STOCKHOLDERS ON OR ABOUT APRIL 3, 2008.

CYTOGEN CORPORATION
650 COLLEGE ROAD EAST, SUITE 3100
PRINCETON, NJ 08540-3533

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, MAY 8, 2008

        A special meeting of the stockholders of Cytogen Corporation, a Delaware corporation, hereinafter referred to as Cytogen or the Company, will be held at the Hyatt Regency Princeton, 102 Carnegie Center, Princeton, New Jersey 08540, on Thursday, May 8, 2008, beginning at 10:00 a.m., local time, for the following purposes:

        1.    Approval of the Merger Agreement.    To consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of March 10, 2008, by and among EUSA Pharma, Inc., a Delaware corporation, hereinafter referred to as EUSA, EUSA Pharma (USA), Inc., a Delaware corporation and wholly-owned subsidiary of EUSA, hereinafter referred to as EUSA (USA), and the Company, pursuant to which, upon the merger becoming effective, each outstanding share of Company common stock, $0.01 par value per share, will be converted into the right to receive $0.62 in cash, without interest, less any applicable withholding tax, unless otherwise provided by the merger agreement.

        2.    Adjournment of the Special Meeting.    To approve the adjournment of the special meeting, if necessary or appropriate, for, among other reasons, the solicitation of additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the proposal to approve and adopt the merger agreement.

        3.    Other Matters.    To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

        Only stockholders of record of common stock as of the close of business on March 27, 2008 will be entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting. All stockholders of record are cordially invited to attend the special meeting in person.

        Your vote is very important, regardless of the number of shares of common stock that you own. The approval and adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of common stock held by stockholders entitled to vote at the special meeting of stockholders.

        Abstentions and broker non-votes, if any, will have the effect of a vote against approval of the merger agreement or the proposal to adjourn the special meeting, but will count for purposes of determining whether a quorum is present. If you are a stockholder of record and wish to vote in person at the special meeting, you may revoke your proxy and vote in person at the special meeting. If your shares of common stock are held in "street name" by your broker, you should instruct your broker on how to vote your shares of common stock using the instructions provided by your broker.

        Cytogen stockholders have the right to dissent from the merger and obtain payment in cash of the appraised fair value of their shares under applicable provisions of Delaware law. In order to perfect and exercise appraisal rights, stockholders must give written demand for appraisal of their shares before the taking of the vote on the merger at the special meeting and must not vote in favor of the merger. A copy of the applicable Delaware statutory provisions is included as Annex D to the accompanying proxy statement, and a summary of these provisions can be found under "Appraisal Rights" in the accompanying proxy statement.

        The board of directors of Cytogen unanimously recommends that stockholders vote FOR the approval and adoption of the merger agreement and FOR the approval of the adjournment of the special meeting, if necessary or appropriate, for the solicitation of additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the proposal to approve and adopt the merger agreement.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ RITA A. AULD
Rita A. Auld Corporate Secretary

Princeton, New Jersey
March 31, 2008

        WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE (1) COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE; OR (2) YOU MAY ALSO VOTE VIA TELEPHONE OR VIA INTERNET; IN EACH CASE IN ACCORDANCE WITH THE INSTRUCTIONS PRINTED ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON.

Conditions to Consummation of the Merger	50
Representations and Warranties	51
Conduct of Business by Cytogen Prior to Consummation of the Merger	53
Covenants of EUSA Pursuant to the Merger Agreement	56
Restrictions on Solicitation	56
Termination of the Merger Agreement	58
Expenses and Termination Fees	59
Other Consequences of Termination	61
Reasonable Best Efforts and Consents	61
Employee Benefits	61
Treatment of Equity Awards	62
Indemnification and Insurance	62
Amendment and Waiver	62
Voting Agreements	62
Sublicense Agreement with EUSA	63
Alternatives to the Merger	63
ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING	64
MARKET PRICE OF OUR COMMON STOCK	65
PROJECTED FINANCIAL INFORMATION	66
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	68
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS	70
MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS	70
SUBMISSION OF STOCKHOLDER PROPOSALS	71
WHERE YOU CAN FIND MORE INFORMATION	72
ANNEX A	—	Agreement and Plan of Merger, dated as of March 10, 2008, by and among EUSA Pharma, Inc., EUSA Pharma (USA), Inc. and Cytogen Corporation	A-1
ANNEX B	—	Fairness Opinion of Janney Montgomery Scott LLC, dated March 10, 2008	B-1
ANNEX C	—	Form of Voting Agreement	C-1
ANNEX D	—	Section 262 of the General Corporation Law of the State of Delaware	D-1

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
May 8, 2008

SUMMARY TERM SHEET

        This summary highlights selected information from this proxy statement regarding the merger and the merger agreement and may not contain all of the information that is important to you. To understand the merger and for a more complete description of the legal terms of the merger, you should carefully read this entire proxy statement, the annexes attached to this proxy statement and the documents referred to or incorporated by reference in this proxy statement. We have included page references in parentheses to direct you to the appropriate place in this proxy statement for a more complete description of the topics presented in this summary. In this proxy statement, the terms "Cytogen," the "Company," "we," "us" and "our" refer to Cytogen Corporation and the term "EUSA" refers to EUSA Pharma, Inc.

The Parties to the Merger Agreement (page 16)

Cytogen Corporation
650 College Road East
Suite 3100
Princeton, New Jersey 08540-3533
609-750-8200

        Cytogen, headquartered in Princeton, New Jersey, is a specialty pharmaceutical company dedicated to advancing the treatment and care of patients by building, developing, and commercializing a portfolio of oncology products. Our specialized sales force currently markets two therapeutic products and one diagnostic product to the U.S. oncology market. CAPHOSOL® is an electrolyte solution for the treatment of oral mucositis and dry mouth that is approved in the U.S. as a prescription medical device. QUADRAMET® (samarium Sm-153 lexidronam injection) is approved for the treatment of pain in patients whose cancer has spread to the bone. PROSTASCINT® (capromab pendetide) is a prostate specific membrane antigen, or PSMA, targeting monoclonal antibody-based agent to image the extent and spread of prostate cancer.

EUSA Pharma, Inc.
Heritage Gateway Center
1980 S. Easton Road
Suite 250
Doylestown, Pennsylvania 18901
215-230-9620

        EUSA is incorporated in the state of Delaware with its headquarters in Doylestown, Pennsylvania and the headquarters of its European business in Oxford, United Kingdom. EUSA is a rapidly growing transatlantic specialty pharmaceutical company focused on in-licensing, developing and marketing late-stage oncology, pain control and critical care products. EUSA currently has six products on the market in Europe, including the antibiotic surgical implant Collatamp® G, Erwinase® and Kidrolase® for the treatment of acute lymphoblastic leukemia, and Rapydan®, a rapid-onset anesthetic patch which received Europe-wide approval in late 2007. EUSA also has several products in late-stage development, notably Collatamp® G topical, a gentamicin impregnated collagen sponge for the prevention and treatment of infected skin ulcers, and CollaRx® bupivacaine implant for local post-surgical pain control.

        Founded in 2006, EUSA has approximately 130 employees across Europe, the U.S. and Canada and achieved revenues of approximately $35 million in 2007. EUSA has a pan-European presence covering over 20 countries and a wider distribution network in a further 25 territories. EUSA is privately-held and its stockholders include a consortium of leading life science capital investors, comprising TVM Capital, Essex Woodlands, 3i, Goldman Sachs, Advent Venture Partners, SV Life Sciences, NeoMed and NovaQuest. Since its formation, EUSA has raised over $275 million and completed several significant transactions, including the acquisitions of Talisker Pharma Ltd, a French biopharmaceutical company OPi SA and the European antibiotic and pain control business of Innocoll Pharmaceuticals Inc. EUSA plans to complete further acquisitions and in-licensing within its specialist areas of medical and geographic focus.

EUSA Pharma (USA), Inc.

        EUSA Pharma (USA), Inc., hereinafter referred to as EUSA (USA), a Delaware corporation and wholly-owned subsidiary of EUSA Pharma, Inc., was formed solely for the purpose of entering into the merger agreement with Cytogen and completing the merger, and has not conducted any business operations. Its address is c/o EUSA Pharma, Inc., Heritage Gateway Centre, 1980 S. Easton Road, Suite 250, Doylestown, Pennsylvania 18901, and its telephone number is 215-230-9620.

The Agreement and Plan of Merger (page 48)

        On March 10, 2008, we entered into an Agreement and Plan of Merger, by and among Cytogen, EUSA and EUSA (USA), which we refer to herein as the merger agreement. Upon the terms and subject to the conditions of the merger agreement, EUSA (USA) will merge with and into Cytogen, which we refer to herein as the merger, with Cytogen as the surviving corporation in the merger, referred to herein as the surviving corporation. We will become a direct, wholly-owned subsidiary of EUSA. You will have no equity interest in Cytogen or EUSA after the effective time of the merger. At the effective time of the merger, each share of our common stock, par value $0.01, hereinafter referred to as the common stock, other than those shares held by us and EUSA (USA), will be cancelled and converted automatically into the right to receive $0.62 in cash, without interest, less any applicable withholding tax, unless otherwise provided by the merger agreement, for an aggregate purchase price equal to $22,429,436.

Treatment of Equity Awards (page 62)

        Each outstanding option, stock equivalent right, warrant or other right to purchase shares of common stock will be canceled and converted into the right to receive an amount (subject to any applicable withholding tax) equal to the product of (A) the amount, if any, by which the per share merger consideration exceeds the per share exercise price of such stock option and (B) the number of shares of common stock subject to such stock option immediately prior to the consummation of the merger.

Appraisal Rights (page 45)

        Stockholders who do not wish to accept the cash consideration payable pursuant to the merger may seek, under Section 262 of the General Corporation Law of the State of Delaware, also referred to herein as the DGCL, judicial appraisal of the fair value of their shares by the Delaware Court of Chancery. This value could be more or less than or the same as the merger consideration for the common stock. Investment banking opinions as to the fairness from a financial point of view of consideration payable in the merger are not opinions as to fair value under Section 262 of the DGCL.

This right to appraisal is subject to a number of restrictions and technical requirements. Generally, to properly demand appraisal, among other things:

  •
  you must not vote in favor of the proposal to approve and adopt the merger agreement;

  •
  you must make a written demand for appraisal in compliance with the DGCL before the vote on the proposal to approve and adopt the merger agreement at the special meeting; and

  •
  you must hold your shares of record continuously from the time of making a written demand for appraisal through the effective time of the merger.

        Merely voting against the merger agreement will not preserve your right to appraisal under Delaware law. Also, because a submitted proxy not marked "against" or "abstain" will be voted "for" the proposal to approve and adopt the merger agreement, the submission of a proxy not marked "against" or "abstain" will result in the waiver of appraisal rights. If you hold shares in the name of a broker or other nominee, you must instruct your broker or other nominee to take the steps necessary to enable you to demand appraisal for your shares. If you or your broker or other nominee fail to follow all of the steps required by Section 262 of the DGCL, you will lose your rights of appraisal. Also, there are no rights of appraisal if the merger is not completed.

        If you validly demand appraisal of your shares in accordance with Delaware law and do not withdraw your demand or otherwise forfeit your appraisal rights, you will not receive the merger consideration. Instead, after completion of the proposed merger, a court will determine the fair value of your shares exclusive of any value arising from the proposed merger. This appraisal amount could be more than, the same as or less than the amount a stockholder would be entitled to receive under the terms of the merger agreement.

        Annex D to this proxy statement contains the full text of Section 262 of the DGCL, which relates to your rights of appraisal. We encourage you to read these provisions carefully and completely.

        The merger agreement provides as a condition to closing that the number of shares of common stock held by stockholders demanding appraisal rights does not represent more than 10% of the Company's outstanding common stock on the effective date of the merger.

The Special Meeting (page 17)

  Place, Date and Time (page 17)

        The special meeting will be held at the Hyatt Regency Princeton, 102 Carnegie Center, Princeton, New Jersey 08540 on Thursday, May 8, 2008, beginning at 10:00 a.m. local time.

  Purpose (page 17)

        You will be asked to consider and vote on a proposal to approve and adopt the merger agreement. You will also be asked to consider and vote on a proposal to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies if there are insufficient votes at the time of the meeting to approve and adopt the merger agreement.

        The persons named in the accompanying proxy card will also have discretionary authority to vote upon other business, if any, that properly comes before the special meeting and any adjournments or postponements of the special meeting.

  Record Date and Quorum (page 18)

        You are entitled to vote at the special meeting if you owned common stock at the close of business on March 27, 2008, the record date for the special meeting. You will have one vote for each share of common stock that you owned on the record date. As of the record date, there were 35,570,836 shares of common stock entitled to be voted.

        The holders of a majority of the outstanding shares of common stock at the close of business on the record date represented in person or by proxy will constitute a quorum for purposes of the special meeting. Abstentions and broker non-votes, if any, will count for the purpose of determining whether a quorum is present.

  Required Vote (page 18)

        Authorization to consummate the merger requires the affirmative vote of a majority of the outstanding shares of common stock held by stockholders entitled to vote at the special meeting of stockholders. Approval of the proposal to adjourn the meeting, if necessary or appropriate, to solicit additional proxies requires (i) if a quorum exists, a majority of the votes cast by holders of shares of common stock present in person or represented by proxy at the special meeting or (ii) if no quorum exists, a majority in interest of the stockholders present at the special meeting. Abstentions or broker non-votes, if any, will have the effect of a vote against approval of the merger agreement or the proposal to adjourn the special meeting.

  Voting and Proxies (page 18)

        Any Cytogen stockholder of record entitled to vote may submit a proxy by returning a signed proxy card by mail in accordance with the instructions printed on the enclosed proxy card or you may vote in person by appearing at the special meeting. If your shares of common stock are held in "street name" by your broker, you should instruct your broker on how to vote your shares of common stock using the instructions provided by your broker. If you do not provide your broker with instructions, your shares of common stock will not be voted and will have no effect.

        Our stockholders may also vote by proxy by using the telephone or the Internet. For specific instructions on how to use the telephone or the Internet to vote by proxy for the special meeting, please refer to the instructions on your proxy card or voting instruction card.

        If you are a stockholder of record, you may also vote in person at the special meeting. If you hold shares in street name, you may not vote in person at the special meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. You will also need to present photo identification and comply with the other procedures described in "The Special Meeting Admission Procedures".

  Revocability of Proxy (page 18)

        Any Cytogen stockholder of record who executes and returns a proxy card or votes electronically or by telephone may revoke the proxy at any time before it is voted in any one of the following ways:

  •
  filing with the Secretary of Cytogen, at or before the special meeting, a written notice of revocation that is dated a later date than the proxy;

  •
  sending us a later-dated proxy card at or before the special meeting;

  •
  cast a new vote via telephone or Internet; or

  •
  attending the special meeting and voting in person.

        Simply attending the special meeting will not constitute a revocation of a proxy. If you have instructed your broker to vote your shares of common stock, the above-described options for revoking your proxy do not apply and instead you must follow the directions provided by your broker to change your vote.

  Unanimous Recommendation of Our Board of Directors (page 33)

        After careful consideration, our board of directors unanimously approved the merger agreement, the merger and the other transactions contemplated by the merger agreement and unanimously declared that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of our stockholders. ACCORDINGLY, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

        In reaching its decision, our board of directors evaluated a variety of business, financial and market factors and consulted with our management team and legal and financial advisors. The board of directors engaged ThinkEquity Partners, LLC, hereinafter referred to as ThinkEquity, as our financial advisors, to conduct an auction process intended to explore strategic alternatives that would maximize value for our stockholders. In considering the recommendation of our board of directors with respect to the merger, you should be aware that certain of our directors and executive officers have interests in the merger that differ from, or are in addition to, your interests as a stockholder. For further information, see "The Merger—Interests of Our Directors and Executive Officers in the Merger" beginning on page 37.

        For the factors considered by our board of directors in reaching its decision to approve and adopt the merger agreement and the merger, see "The Merger—Reasons for the Merger" beginning on page 30.

Opinion of Janney Montgomery Scott LLC (page 33)

        On March 10, 2008, Janney Montgomery Scott LLC, also referred to herein as Janney, rendered its verbal opinion to our board of directors to the effect that, as of March 10, 2008, the merger consideration to be paid to the holders of shares of common stock pursuant to the merger agreement was fair from a financial point of view to the holders of shares of common stock. Such verbal opinion was formalized in a written opinion as of that date and subsequently delivered to the board of directors.

        Janney's opinion was directed to our board of directors and only addressed the fairness from a financial point of view of the merger consideration to be paid to the holders of shares of common stock pursuant to the merger agreement and not any other aspect or implication of the merger. The summary of Janney's opinion in this proxy statement is qualified in its entirety by reference to the full text of the written opinion which is included as Annex B to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Janney in preparing its opinion. We encourage our stockholders to carefully read the full text of Janney's written opinion. However, neither Janney's opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to any of our stockholders as to how our stockholders should act or vote with respect to the proposed merger. Pursuant to an engagement letter between Cytogen and Janney, we have paid to Janney customary fees which were not contingent upon its fairness determination or completion of the merger, and agreed to reimburse Janney for its expenses incurred in performing its services and to certain indemnification obligations. For further information, see "The Merger—Opinion of Cytogen's Financial Advisor" beginning on page 33 and Annex B.

Interests of Our Directors and Executive Officers in the Merger (page 37)

        In considering the proposed merger, you should be aware that some of our directors and executive officers have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. These interests include, among other things, indemnification and insurance arrangements with directors and executive officers, certain retention benefits payable, and offers of employment from EUSA terminating the change of control benefits that would have been payable to executive officers in the event of their termination after the consummation of the merger. Our officers and directors, in their capacity as stockholders, have entered into voting agreements, pursuant to which, among other things, each of our officers and directors agreed to vote all of his or her shares of common stock in favor of the adoption of the merger agreement. For further information, see "The Merger—Interests of Our Directors and Executive Officers in the Merger" beginning on page 37.

        Our board of directors was aware of these interests and considered them, among other matters, in making its decisions.

Material U.S. Federal Income Tax Consequences (page 42)

        Tax Consequences of the Merger.    The merger will be a taxable transaction to you if you are a "U.S. holder." Your receipt of cash in exchange for your shares of common stock generally will cause you to recognize a gain or loss measured by the difference, if any, between the cash you receive in the merger and your adjusted tax basis in your shares of common stock.

        Taxation of Non-U.S. Stockholders.    Gain recognized by a non-U.S. holder on the receipt of cash in exchange for their shares of common stock will not be subject to U.S. federal income tax, unless certain circumstances apply.

        The U.S. federal income tax consequences described above may not apply to some holders of shares of common stock. For further information, see "The Merger—Material U.S. Federal Income Tax Consequences" beginning on page 42 for a summary discussion of the material U.S. federal income tax consequences of the merger. You should consult your tax advisor on the particular tax consequences of the merger to you, including the federal, state, local or foreign tax consequences of the merger.

Regulatory Approvals (page 47)

        Except for the filing of a Certificate of Merger with the Secretary of State for the State of Delaware at or before the effective date of the merger, we are unaware of any material federal, state or foreign regulatory requirements or approvals required for the execution of the merger agreement or completion of the merger.

When the Merger Will be Completed (page 48)

        We are working to complete the merger as soon as possible. We anticipate completing the merger during the second quarter of 2008, subject to approval of the merger agreement by our stockholders and the satisfaction of the other closing conditions.

Consideration to be Received in the Merger (page 48)

        If the merger agreement is approved and adopted by our stockholders and the other conditions to closing are satisfied, EUSA (USA) will merge with and into Cytogen, the separate corporate existence of EUSA (USA) will cease, and Cytogen will continue as the surviving corporation, wholly-owned by EUSA. Upon completion of the merger, shares of our common stock will be converted into the right to receive $0.62 per share, without interest and less any required withholding taxes, unless otherwise provided by the merger agreement.

Procedure for Receiving Merger Consideration (page 49)

        Prior to the effective time of the merger, EUSA will appoint American Stock Transfer and Trust Company, or such other bank or trust company of recognized standing that may be designated by EUSA and is reasonably satisfactory to the Company, as paying agent for the payment of the merger consideration, without interest and less any applicable withholding taxes. As promptly as reasonably practicable following the effective time of the merger, the paying agent will mail to each person who was a holder of record of Cytogen common stock immediately prior to the effective time a letter of transmittal that will contain instructions for use in effecting the exchange of the certificates representing our common stock. Upon surrender to the paying agent of a certificate representing outstanding shares of Cytogen common stock for cancellation, together with a duly completed and executed letter of transmittal, the holder of such certificate will be entitled to receive in exchange a check representing the applicable amount of cash that such holder has the right to receive after giving effect to any required tax withholdings. No interest will be paid or will accrue on the amount payable upon surrender of the certificates.

  Automatic Payment for Direct Registration System Shares

        If your shares of common stock are uncertificated and registered with our transfer agent in book-entry form known as the Direct Registration System, or DRS, the paying agent will pay the merger consideration to which you are entitled automatically by delivering the payment to you shortly after the merger is completed at the address reflected in our transfer agent's records.

  Shares of Common Stock Held in "Street Name"

        If your shares of common stock are held in "street name" by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee shortly after the merger is completed as to what action, if any, is necessary for the surrender of your "street name" shares in exchange for the merger consideration to which you are entitled.

  Certificated Shares

        If you own certificated shares, shortly after the effective time of the merger, the paying agent will mail a letter of transmittal and instructions to you. The letter of transmittal and instructions will tell you how to surrender your stock certificates in exchange for the merger consideration to which you are entitled. You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal.

Conditions to Consummation of the Merger (page 50)

        Before we can complete the merger, a number of conditions must be satisfied. These include, among others:

  •
  the approval and adoption of the merger agreement by our stockholders;

  •
  no law or order (whether temporary, preliminary or permanent) shall have been enacted, issued, promulgated, enforced or entered that is in effect and that restrains, enjoins or otherwise prohibits the merger;

  •
  the absence of governmental or third-party actions or proceedings challenging or seeking to prohibit or limit EUSA's acquisition of capital stock of the Company, or seeking to obtain material damages with respect to the merger or which would have, or be reasonably likely to have, a burdensome condition;

  •
  the performance by each of the parties of its material obligations under the merger agreement in all material respects;

  •
  that the SEC shall not have initiated an enforcement action or otherwise sought to prevent the solicitation of proxies with regard to the merger;

  •
  the accuracy of the representations and warranties of each of the parties to the merger agreement, subject to the materiality thresholds set forth in the merger agreement;

  •
  the number of shares of our common stock held by holders demanding appraisal rights under the DGCL represent not more than 10% of the outstanding Company common stock as of the effective date of the merger agreement;

  •
  we have entered into a sublicense agreement with an affiliate of EUSA for European and Asian rights to the Company's CAPHOSOL® product whereby we have granted to EUSA the exclusive rights to commercialize CAPHOSOL® in Europe and Asia in exchange for a payment of $10,000,000, $5,000,000 of which will go to exercise our option to acquire from InPharma AS and InPharma Inc. such rights and the remaining $5,000,000 will be used for general working capital expenses through closing of the merger. Such sublicense agreement was executed by the parties on March 10, 2008 and the $10,000,000 will be paid by EUSA upon filing of this proxy statement and receipt of a consent by the inventors to the sublicense. In the event that the merger agreement is terminated due to the consummation of a superior proposal, as defined in the merger agreement, or a financing or asset sale without EUSA's approval which is deemed to be a breach by Cytogen under the covenants of the merger agreement, EUSA will return to us the rights granted under the sublicense agreement and we will pay EUSA $10,000,000 plus interest calculated at 4% per annum for either (i) the period of time between the effective date and the closing of the superior proposal, or (ii) the period of time between the termination of the merger agreement and the closing of the financing or asset sale, as applicable; and

  •
  that no buy out of royalties from Progenics Pharmaceuticals, Inc. has been accepted by us without EUSA's prior consultation.

        Other than the conditions pertaining to stockholder approval and the absence of governmental orders, either the Company or EUSA (on behalf of itself and EUSA (USA)), as applicable may elect to waive conditions to their respective performance and complete the merger.

Restrictions on Solicitations of Alternative Transactions by Cytogen (page 56)

        The merger agreement restricts our ability to solicit or engage in discussions or negotiations with a third party regarding specified transactions involving us. Despite these restrictions, under certain limited circumstances, our board of directors may, if it determines that it is required to do so to comply with its fiduciary duties, respond and negotiate with respect to a bona fide written takeover proposal.

Termination of the Merger Agreement (page 58)

        The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after stockholder approval has been obtained, as follows:

  •
  by mutual written consent of EUSA and Cytogen;

  •
  by either EUSA or Cytogen, if:

  •
  the merger has not been consummated on or before December 31, 2008 (other than because of the non-fulfillment by the party seeking termination of any obligation under the merger agreement that materially contributed to the failure to consummate the merger);

  •
  our stockholders do not approve and adopt the merger agreement by the requisite affirmative vote of a majority of the outstanding shares of common stock held by stockholders entitled to vote at the special meeting or any adjournment or postponement thereof;

  •
  any law or final, non-appealable government order, injunction or decree preventing the consummation of the merger has become final and nonappealable; or

  •
  the other party to the merger agreement breaches any of its representations, warranties, covenants or agreements that would give rise to a failure of a condition to the merger and such breach is not cured by the earlier of (i) 30 days after the delivery of notice of the breach by the non-breaching party or (ii) December 31, 2008, or such breach is not curable.

  •
  by EUSA, if:

  •
  any condition to the obligations of EUSA under the merger agreement becomes incapable of fulfillment other than as a result of a breach by EUSA of any covenant or agreement contained in the merger agreement, and such condition is not waived by EUSA;

  •
  our board of directors fails to call the stockholders' meeting in accordance with the terms of the merger agreement and to hold such meeting by December 30, 2008;

  •
  we fail to include in the proxy statement the unanimous recommendation of our board of directors in favor of the stockholder approval;

  •
  our board of directors withdraws or modifies or amends its recommendation of approval of the merger agreement in any manner adverse to EUSA;

  •
  we recommend to our stockholders or approve or endorse a third party proposal or enter into any letter of intent, memorandum of understanding or similar document or any contract (other than a nondisclosure agreement) constituting, accepting or directly related to, or which is reasonably likely to lead to, any third party proposal;

  •
  our board of directors fails to reject a third party proposal within 10 business days following our receipt of such proposal;

  •
  we breach our exclusivity obligations under the merger agreement;

  •
  a tender offer or exchange offer relating to the outstanding shares of our capital stock is commenced, and our board of directors fails to recommend within 10 business days against acceptance of such tender offer or exchange offer by our stockholders; or

  •
  we resolve, agree or propose publicly to take any such actions in response to a third party proposal.

  •
  by Cytogen if:

  •
  any condition to our obligations under the merger agreement becomes incapable of fulfillment other than as a result of our breach of any covenant or agreement contained in the merger agreement, and we have not waived such condition.

Expenses and Termination Fees (page 59)

        We will pay to EUSA a termination fee equal to 5% of the total merger consideration, which shall include reimbursement of up to $500,000 for expenses, if the merger agreement is terminated by EUSA due to certain actions by us regarding a third party proposal or if our stockholders do not approve and adopt the merger. There are certain additional situations where we may be obligated to reimburse EUSA for its expenses or to pay EUSA a termination fee, if the merger is not completed. Unless otherwise provided in the merger agreement, any termination of the merger agreement by EUSA will not result in any financial payment by us or other remedy in equity or law.

        EUSA will pay us a termination fee equal to 5% of the total merger consideration, which shall include reimbursement of up to $500,000 for expenses, if the merger agreement is terminated by us due to EUSA's breach of any representation, warranty, covenant or agreement contained in the merger agreement. Unless otherwise provided in the merger agreement, any termination of the merger agreement by us will not result in any financial payment by EUSA or other remedy in equity or law.

Security Ownership of Directors and Executive Officers (page 70)

        As of the record date for the special meeting, our directors and executive officers beneficially held 557,932 shares of common stock, or approximately 1.54% of the outstanding shares of common stock. Our directors and executive officers have informed us that they intend to vote all of their shares of common stock "FOR" the approval and adoption of the merger agreement and "FOR" any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

Voting Agreement (page 62 and Annex C)

        As an inducement to EUSA to enter into the merger agreement, concurrently with the execution of the merger agreement, all of our directors and officers entered into voting agreements with EUSA and EUSA (USA) pursuant to which, among other things, each of the directors and officers agreed to vote all of his or her shares of common stock in favor of the adoption of the merger agreement and not to transfer, sell, hypothecate or otherwise dispose of their beneficial ownership of, or their ability to vote, our common stock held by them as of the date of the merger agreement or which they may acquire at a later time unless they obtain similar obligations from the transferee. The directors and officers who are parties to the voting agreement are entitled to vote approximately 1.54% of our currently outstanding shares of common stock. Additionally, one of our institutional investors entitled to vote an aggregate of approximately 13.83% of our currently outstanding shares of common stock, has executed a voting agreement pursuant to which it has agreed to vote all of its shares of common stock in favor of the merger.

        The voting agreements will terminate on the earlier of the consummation of the merger and the termination of the merger agreement in accordance with its terms.

        A copy of the form of voting agreement is attached as Annex C to this proxy statement.

Market Price of Common Stock (page 65)

        Our common stock is listed on the NASDAQ Global Market, or the NASDAQ, under the trading symbol "CYTO." The closing sale price of a share of our common stock on the NASDAQ on March 10, 2008, which was the last trading day before we announced the merger, was $0.46. On March 28, 2008, the last trading day before the printing of this proxy statement, the closing price of a share of common stock on the NASDAQ was $0.58.

Alternatives to the Merger

        If we are unable to consummate the merger with EUSA, we will need to raise additional capital in the second quarter of 2008. Our cash and cash equivalents were $8.9 million as of December 31, 2007. During the year ended December 31, 2007, net cash used in operating activities was $31.1 million. We expect that our existing capital resources at December 31, 2007, should be adequate to fund our operations and commitments into the second quarter of 2008. We have incurred negative cash flows from operations since our inception, and have expended, and expect to continue to expend in the future, substantial funds to implement our planned product development efforts, including acquisition of complementary clinical stage and marketed products, research and development, clinical studies and regulatory activities, and to further our marketing and sales programs. We expect that our existing capital resources at December 31, 2007, should be adequate to fund our operations and commitments into the second quarter of 2008. However, we cannot assure you that our business or operations will not change in a manner that would consume available resources more rapidly than anticipated. We expect that we will have additional requirements for debt or equity capital, irrespective of whether and when we reach profitability, for further product development costs, product and technology acquisition costs, and working capital.

        If we are unable to raise additional financing, we will be required to reduce our capital expenditures, scale back our sales and marketing or research and development plans, reduce our workforce, license to others products or technologies we would otherwise seek to commercialize ourselves, sell certain assets, cease operations or declare bankruptcy. There can be no assurance that we can obtain equity financing, if at all, on terms acceptable to us. Our future capital requirements and the adequacy of available funds will depend on numerous factors, including: (i) the successful commercialization of our products; (ii) the costs associated with the acquisition of complementary clinical stage and marketed products; (iii) progress in our product development efforts and the magnitude and scope of such efforts; (iv) progress with clinical trials; (v) progress with regulatory affairs activities; (vi) the cost of filing, prosecuting, defending and enforcing patent claims and other intellectual property rights; (vii) competing technological and market developments; and (viii) the expansion of strategic alliances for the sales, marketing, manufacturing and distribution of our products. To the extent that the currently available funds and revenues are insufficient to meet current or planned operating requirements, we will be required to obtain additional funds through equity or debt financing, strategic alliances with corporate partners and others, or through other sources. We cannot assure you that the financial sources described above will be available when needed or at terms commercially acceptable to us. If adequate funds are not available, we may be required to delay, further scale back or eliminate certain aspects of our operations or attempt to obtain funds through arrangements with collaborative partners or others that may require us to relinquish rights to certain of our technologies, product candidates, products or potential markets. If adequate funds are not available, our business, financial condition and results of operations will be materially and adversely affected.

        On November 5, 2007, we received notification from The NASDAQ Stock Market, or NASDAQ, that we are not in compliance with the $1.00 minimum bid price requirement for continued inclusion on the NASDAQ Global Market pursuant to Marketplace Rule 4450(a)(5). The closing price of our common stock has been below $1.00 per share since September 24, 2007. The letter states that we have 180 calendar days, or until May 5, 2008, to regain compliance with the minimum bid price requirement of $1.00 per share. We can achieve compliance, if at any time before May 5, 2008, our common stock closes at $1.00 per share or more for at least 10 consecutive business days. If compliance with NASDAQ's Marketplace Rules is not achieved by May 5, 2008, NASDAQ will provide notice that our common stock will be delisted from the NASDAQ Global Market. In the event of such notification, we would have an opportunity to appeal NASDAQ's determination. If faced with delisting, we may submit an application to transfer the listing of our common stock to the NASDAQ Capital Market.

        Additionally, if we are unable to consummate the merger with EUSA, our common stock may be delisted by NASDAQ. If delisted from the NASDAQ Global Market or the NASDAQ Capital Market, our common stock would be eligible to trade on the OTC Bulletin Board, another over-the-counter quotation system, or on the pink sheets where an investor may find it more difficult to dispose of or obtain accurate quotations as to the market value of our common stock. In addition, we would be subject to "penny stock" regulations promulgated by the Securities and Exchange Commission that, if we fail to meet criteria set forth in such regulations, imposes various practice requirements on broker-dealers who sell securities governed by the regulations to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling our common stock, which may further affect the liquidity of our common stock. There can be no assurance that we will be able to maintain the listing of our common stock on NASDAQ. Delisting from NASDAQ would make trading our common stock more difficult for investors, potentially leading to further declines in our share price. It would also make it more difficult for us to raise additional capital. Further, if we are delisted, we would also incur additional costs under state blue sky laws in connection with any sales of our securities. These requirements could severely limit the market liquidity of our common stock and the ability of our shareholders to sell our common stock in the secondary market.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers are intended to address some commonly asked questions regarding the special meeting and the merger. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Q:
What is the proposed transaction?

A:
The proposed transaction is the merger of Cytogen with EUSA (USA), a wholly-owned subsidiary of EUSA, pursuant to the merger agreement. Once the merger agreement has been approved and adopted by our stockholders and the other closing conditions under the merger agreement have been satisfied or waived, EUSA (USA) will merge with and into Cytogen. Cytogen will be the surviving corporation in the merger and will become a wholly-owned subsidiary of EUSA.

Q:
What can I expect to receive in respect of my shares of common stock?

A:
Upon completion of the merger, you will receive $0.62 in cash, without interest and less any required withholding taxes, unless otherwise provided by the merger agreement, for each share of common stock that you own at that time.

  For example, if you own 100 shares of common stock, you will receive $62.00 in cash, less any required withholding taxes, in exchange for your shares, unless otherwise provided by the merger agreement. You will not own shares in the surviving corporation.

Q:
Where and when is the special meeting?

A:
The special meeting will take place at the Hyatt Regency Princeton, 102 Carnegie Center, Princeton, New Jersey 08540, on Thursday, May 8, 2008, at 10:00 a.m. local time.

Q:
What matters will be voted on at the special meeting?

A:
You will be asked to consider and vote on the following proposals:

•
to approve and adopt the merger agreement; and

•
to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve and adopt the merger agreement.

Q:
What vote of our stockholders is required to approve and adopt the merger agreement?

A:
For us to complete the merger, we need the affirmative vote of a majority of the outstanding shares of common stock held by stockholders entitled to vote at the special meeting of stockholders. Abstentions and broker non-votes, if any, will have the effect of a vote against approval of the merger agreement. An abstention is counted as a share present and entitled to be voted at the special meeting and will have the same effect as a "no" vote on the merger proposal. A broker "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular matter because the broker or nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Under the DGCL as it relates to determining the presence of a quorum at the special meeting, abstaining votes and broker "non-votes" are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present.

Q:
How does our board of directors recommend that I vote on the merger agreement?

A:
Our board of directors unanimously recommends that our stockholders vote

•
"FOR" the approval and adoption of the merger agreement; and

  •
  "FOR" the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve and adopt the merger agreement.

  For further information, see "The Merger—Reasons for the Merger" beginning on page 30 for a discussion of the factors that our board of directors considered in deciding to recommend the approval of the merger agreement.

Q:
What effects will the merger have on the Company?

A:
As a result of the merger, we will cease to be an independent publicly traded company and will become a wholly-owned subsidiary of EUSA. You will no longer have any interest as a stockholder in our future earnings or growth. Following consummation of the merger, the registration of shares of common stock and our reporting obligations with respect to our shares of common stock under the Securities Exchange Act of 1934, as amended, also referred to herein as the Exchange Act, will be terminated upon application to the Securities and Exchange Commission. In addition, upon completion of the merger, shares of our common stock will no longer be listed on any stock exchange or quotation system, including the NASDAQ.

Q:
What happens if the merger is not consummated?

A:
If the merger agreement is not approved and adopted by stockholders or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of common stock in connection with the merger. Instead, we will remain an independent public company and the shares of our common stock will continue to be listed and traded on the NASDAQ or another exchange or the OTC Bulletin Board if we are delisted from NASDAQ. Under certain specified circumstances upon termination of the merger agreement, we may be required to pay EUSA a termination fee and/or reimburse EUSA for certain expenses. There are also certain specified circumstances upon termination of the merger agreement upon which EUSA may be required to pay us a termination fee and/or reimburse us for certain expenses. For further information, see "The Merger Agreement—Expenses and Termination Fees" beginning on page 59.

  Additionally, if we are unable to consummate the merger with EUSA, we will need to raise additional capital in the second quarter of 2008. If we are unable to raise additional financing, we will be required to reduce our capital expenditures, scale back our sales and marketing or research and development plans, reduce our workforce, license to others products or technologies we would otherwise seek to commercialize ourselves, sell certain assets, cease operations or declare bankruptcy.

Q:
What function did the Special Committee serve with respect to the merger and who are its members?

A:
The board of directors established the Special Committee to facilitate and monitor, on behalf of our board of directors, ThinkEquity's engagement with the Company and to assist our management and ThinkEquity by overseeing ThinkEquity's activities, communications, information and results generated pertaining to a potential strategic transaction, including a sale of the Company, and to communicate with the board of directors regarding the status and progress of ThinkEquity's engagement. The Special Committee consists of Mr. Bagalay, as Chairman, Messrs. Grigsby and Mollica.

Q:
What do I need to do now?

A:
We urge you to read this proxy statement in its entirety carefully, including its annexes, and to consider how the merger affects you. If you are a stockholder of record, then you can ensure that your shares of common stock are voted at the special meeting by completing, signing, dating and mailing the proxy card and returning it in the envelope provided in accordance with the instructions printed on the enclosed proxy card. You may also vote your shares of common stock at the special meeting via telephone or via the Internet in accordance with the instructions printed on the enclosed proxy card. If you hold your shares of common stock in "street name," you can ensure that your shares are voted at the special meeting by instructing your broker on how to vote, as discussed below.

Q:
What happens if I abstain, fail to vote or submit a proxy or do not instruct my broker or other nominee how to vote?

A:
If you abstain from voting, do not vote or do not instruct your broker or nominee on how to vote, it will have the effect of a vote against approval and adoption of the merger agreement. Therefore, we urge you to vote. However, abstention from voting or failure to execute a proxy with respect to adoption of the merger agreement, without taking other specified procedures, will not be sufficient to assert appraisal rights. For a description of your appraisal rights and related procedures, see "The Merger—Exercising Appraisal Rights" beginning on page 45 and Annex D for a reproduction of Section 262 of the DGCL, which relates to the appraisal rights of dissenting stockholders.

Q:
If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
Yes, but only if you provide instructions to your broker on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without those instructions, your shares will be voted against approval and adoption of the merger agreement or the proposal to adjourn the special meeting.

Q:
Can I change my vote?

A:
Yes. You can change your vote at any time before your proxy is voted at the special meeting. If you are a registered stockholder, you may revoke your proxy by notifying us in writing or by submitting by mail a new proxy dated after the date of the proxy being revoked, or if you voted via telephone or Internet you may cast a new vote by telephone or by Internet. In addition, your proxy may be revoked by attending the special meeting and voting in person (you must vote in person, as simply attending the special meeting will not cause your proxy to be revoked).

  Please note that if you hold your shares in "street name" and you have instructed your broker to vote your shares, the above-described options for changing your vote do not apply, and instead you must follow the directions received from your broker to change your vote.

Q:
What does it mean if I get more than one proxy card or vote instruction card?

A:
If your shares are registered differently or are in more than one account, you will receive more than one proxy card or, if you hold your shares in "street name," more than one vote instruction card. Please complete and return all of the proxy cards or vote instruction cards you receive to ensure that all of your shares are voted.

Q:
Should I send in my stock certificates now?

A:
No. Shortly after the merger is completed, you will receive a letter of transmittal with instructions informing you how to send in your stock certificates to the paying agent in order to receive the merger consideration. You should use the letter of transmittal to exchange stock certificates for the merger consideration to which you are entitled as a result of the merger. DO NOT SEND ANY STOCK CERTIFICATES WITH YOUR PROXY.

Q:
What happens if I sell my shares of common stock before the special meeting?

A:
The record date of the special meeting is earlier than the special meeting and the date that the merger is expected to be completed. If you transfer your shares of common stock after the record date but before the special meeting, you will retain your right to vote at the special meeting, but will have transferred the right to receive the merger consideration payable for your shares. In order to receive the per share merger consideration, you must hold your shares through completion of the merger.

Q:
Am I entitled to exercise appraisal rights instead of receiving the merger consideration for my shares?

A:
Yes. Generally, under the DGCL, a holder of common stock of a company that is listed on a national securities exchange is not entitled to assert appraisal rights. However, there is an exception in the case of a merger by which the stockholders of the target corporation only receive cash in consideration of the merger.

Q:
Will the merger be taxable to me?

A:
The merger will be a taxable transaction for U.S. federal income tax purposes. If you are a U.S. holder (as defined under "The Merger—Material U.S. Federal Income Tax Consequences") for U.S. federal income tax purposes, your receipt of cash in exchange for your shares of common stock generally will cause you to recognize a capital gain or loss measured by the difference, if any, between the cash you receive in the merger and your adjusted tax basis in your shares of common stock. For U.S. federal income tax purposes, if you are a non-U.S. holder (as defined below under "The Merger—Material U.S. Federal Income Tax Consequences") generally you will not be subject to U.S. federal income tax on your receipt of cash unless you have certain connections to the U.S. Under U.S. federal income tax law, you may be subject to information reporting on cash received in the merger unless an exemption applies. Backup withholding may also apply with respect to the amount of cash received in the merger unless you provide proof of an applicable exemption or a correct taxpayer identification number, and otherwise comply with the applicable requirements of the backup withholding rules.

  For further information, see "The Merger—Material U.S. Federal Income Tax Consequences" beginning on page 42 for a more complete discussion of the U.S. federal income tax consequences of the merger. Tax matters are very complicated. The tax consequences of the merger to you will depend on your particular circumstances. You should consult your own tax advisor for a full understanding of how the merger will affect your federal, state, local, foreign or other taxes.

Q:
Who is soliciting my vote?

A:
This proxy solicitation is being made by the board of directors of the Company. In addition, we have retained Georgeson, Inc., also referred to herein as Georgeson, to assist in the solicitation. We will pay Georgeson $8,000, will reimburse them for reasonable administrative and out-of-pocket expenses incurred in connection with the solicitation and will pay them a nominal per-call fee for their assistance. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or by other means of communication. These persons will not be paid additional remuneration for their efforts. We will ask banks and brokers and other institutions, nominees and fiduciaries to forward proxy materials and to obtain their authority to execute proxies and voting instructions. We may reimburse them for their reasonable costs.

Q:
Who can help answer my other questions?

A:
If you have more questions about the merger, please contact Kevin J. Bratton, Senior Vice President, Finance and Chief Financial Officer, at (609) 750-8200. If you need assistance in submitting your proxy or voting your shares of common stock or need additional copies of this proxy statement or the enclosed proxy card, you should contact Georgeson, our proxy solicitor, free of charge at 1-888-293-6729.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement, and the documents to which we refer you in this proxy statement, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include our present expectations or beliefs concerning future events. These statements may be identified by the use of words like "plan," "expect," "aim," "believe," "project," "anticipate," "seek," "intend," "estimate," "may," "will," "should," "could," and other expressions that indicate future events and trends. Such forward-looking statements may include, without limitation, information concerning possible or assumed future business and financial performance of our company, the expected completion and timing of the merger and other information relating to the merger. We caution that such forward-looking statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the following:

  •
  the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including a termination under circumstances that could require us to pay up to a termination fee equal to 5% of the total merger consideration, including up to $500,000 for the reimbursement of expenses, to EUSA;

  •
  the outcome of any legal proceedings that may be instituted against us and others following announcement of the merger agreement;

  •
  the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger, including the receipt of stockholder approval and regulatory approvals;

  •
  risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger;

  •
  the amount of the costs, fees, expenses and charges related to the merger; and

  •
  other risks and factors detailed in our filings with the Securities and Exchange Commission, including those under the heading "Risk Factors" and under the heading "Forward- Looking Statements" in our annual report on Form 10-K for the year ended December 31, 2007.

        We believe that the assumptions on which our forward-looking statements are based are reasonable. However, we cannot assure you that the actual results or developments we anticipate will be realized or, if realized, that they will have the expected effects on our business or operations. All subsequent written and oral forward-looking statements concerning the merger or other matters addressed in this proxy statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Forward-looking statements speak only as of the date of this proxy statement or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, we do not undertake to release the results of any revisions of these forward- looking statements to reflect future events or circumstances.

THE PARTIES TO THE MERGER AGREEMENT

Cytogen Corporation

        Cytogen, headquartered in Princeton, New Jersey, is a specialty pharmaceutical company dedicated to advancing the treatment and care of patients by building, developing, and commercializing a portfolio of oncology products. Our specialized sales force currently markets two therapeutic products and one diagnostic product to the U.S. oncology market. CAPHOSOL® is an electrolyte solution for the treatment of oral mucositis and dry mouth that is approved in the U.S. as a prescription medical device. QUADRAMET® (samarium Sm-153 lexidronam injection) is approved for the treatment of pain in patients whose cancer has spread to the bone. PROSTASCINT® (capromab pendetide) is a PSMA-targeting monoclonal antibody-based agent to image the extent and spread of prostate cancer.

        We are incorporated in the state of Delaware with our principal executive offices at 650 College Road East, Suite 3100, Princeton, New Jersey 08540-3533, and our telephone number is 609-750-8200.

EUSA Pharma, Inc.

        EUSA is incorporated in the state of Delaware with its headquarters in Doylestown, Pennsylvania, and the headquarters of its European business in Oxford, United Kingdom. EUSA is a rapidly growing specialty pharmaceutical company focused on in-licensing, developing and marketing late-stage oncology, pain control and critical care products. EUSA currently has six products on the market in Europe, including the antibiotic surgical implant Collatamp® G, Erwinase® and Kidrolase® for the treatment of acute lymphoblastic leukemia, and Rapydan®, a rapid-onset anesthetic patch which received Europe-wide approval in late 2007. EUSA also has several products in late-stage development, notably Collatamp® G topical, a gentamicin impregnated collagen sponge for the prevention and treatment of infected skin ulcers, and CollaRx® bupivacaine implant for local post-surgical pain control.

        Founded in 2006, EUSA has approximately 130 employees across Europe, the U.S. and Canada and achieved revenues of approximately $35 million in 2007. EUSA has a pan-European presence covering over 20 countries and a wider distribution network in a further 25 territories. EUSA is privately-held and its stockholders include a consortium of leading life science capital investors, comprising TVM Capital, Essex Woodlands, 3i, Goldman Sachs, Advent Venture Partners, SV Life Sciences, NeoMed and NovaQuest. Since its formation, EUSA has raised over $275 million and completed several significant transactions, including the acquisitions of Talisker Pharma Ltd, a French biopharmaceutical company OPi SA and the European antibiotic and pain control business of Innocoll Pharmaceuticals Inc. EUSA plans to complete further acquisitions and in-licensing within its specialist areas of medical and geographic focus.

        EUSA's address is Heritage Gateway Center, 1980 S. Easton Road, Suite 250, Doylestown, Pennsylvania 18901, USA and its telephone number is 215-230-9620. Its European HQ is based at The Magdalen Centre, Oxford Science Park, Oxford, OX4 4GA, United Kingdom and its telephone number is +44 (0)1865 784255.

EUSA Pharma (USA), Inc.

        EUSA (USA), a Delaware corporation and a wholly-owned subsidiary of EUSA, was formed solely for the purpose of entering into the merger agreement with Cytogen and completing the merger, and has not conducted any business operations. Its address is c/o EUSA Pharma, Inc., Heritage Gateway Centre, 1980 S. Easton Road, Suite 250, Doylestown, Pennsylvania 18901, and its telephone number is 215-230-9620.

THE SPECIAL MEETING

Place, Time and Purpose of the Special Meeting

        This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting to be held at the Hyatt Regency Princeton, 102 Carnegie Center, Princeton, New Jersey 08540, on Thursday, May 8, 2008, beginning at 10:00 a.m. local time, or at any postponement or adjournment thereof. The purpose of the special meeting is for our stockholders to consider and vote upon the approval of the merger agreement. Our stockholders must approve and adopt the merger agreement for the merger to occur. If our stockholders do not approve and adopt the merger agreement, the merger will not occur. A copy of the merger agreement is attached to this proxy statement as Annex A. This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about April 3, 2008.

Record Date and Quorum

        The holders of record of shares of common stock as of the close of business on March 27, 2008, the record date for the special meeting, are entitled to receive notice of, and to vote at, the special meeting. On the record date, there were 35,570,836 shares of common stock outstanding.

        The holders of a majority of the outstanding shares of common stock at the close of business on the record date represented in person or by proxy will constitute a quorum for purposes of the special meeting. A quorum is necessary to hold the special meeting. Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any postponement or adjournment of the special meeting. However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be established. Abstentions and broker non-votes, if any, will count for the purposes of determining whether a quorum is present.

Required Vote

        Authorization to consummate the merger requires the affirmative vote of a majority of the outstanding shares of common stock held by stockholders entitled to vote at the special meeting of stockholders. Approval of the proposal to adjourn the meeting, if necessary or appropriate, to solicit additional proxies requires (i) if a quorum exists, a majority of the votes cast by holders of shares of common stock present in person or represented by proxy at the special meeting or (ii) if no quorum exists, a majority in interest of the stockholders present at the special meeting. Abstentions or broker non-votes, if any, will have the effect of a vote against approval and adoption of the merger agreement or the proposal to adjourn the special meeting.

        As of March 27, 2008, the record date for the special meeting, our directors and executive officers beneficially held 557,932 shares of common stock, or approximately 1.54% of the outstanding shares of common stock. Our directors and executive officers have informed us that they intend to vote all of their shares of common stock "FOR" the approval of the merger agreement and "FOR" any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies. All of our directors and officers holding approximately 1.54% of the outstanding shares of common stock have entered into a voting agreement agreeing to vote for the merger. Additionally, one of our institutional investors entitled to vote an aggregate of approximately 13.83% of our currently outstanding shares of common stock, has executed a voting agreement pursuant to which it has agreed to vote all of its shares of common stock in favor of the merger.

Proxies; Revocation

        If you are a stockholder of record and submit a proxy by returning a signed proxy card by mail, your shares will be voted at the special meeting as you indicate on your proxy card. If no instructions are indicated on your proxy card, your shares of common stock will be voted "FOR" the approval and adoption of the merger agreement and "FOR" any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

        If your shares are held in "street name" by your broker, you should instruct your broker how to vote your shares using the instructions provided by your broker. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker and they can give you directions on how to vote your shares. Under the applicable rules, brokers who hold shares in "street name" for customers may not exercise their voting discretion with respect to the approval of non-routine matters such as the merger proposal and thus, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote such shares with respect to the approval of the merger agreement. Abstentions and broker non-votes, if any, will count for purposes of determining whether a quorum is present but will have no effect with respect to the proposal to approve and adopt the merger agreement or with respect to the proposal to adjourn the special meeting. An abstention is counted as a share present and entitled to be voted at the special meeting and will have the same effect as a "no" vote on the merger proposal. A broker "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular matter because the broker or nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

        You may revoke your proxy at any time before the vote is taken at the special meeting. To revoke your proxy, you must advise us in writing of such revocation or submit by mail a new proxy card dated after the date of the proxy you wish to revoke or attend the special meeting and vote your shares in person, or if your shares were voted via telephone or internet, you may cast a new vote via telephone or Internet. Attendance at the special meeting will not by itself constitute revocation of a proxy.

        Please note that if you hold your shares in "street name" and you have instructed your broker to vote your shares, the options for revoking your proxy described in the paragraph above do not apply and instead you must follow the directions provided by your broker to change your vote.

        We do not expect that any matter other than the approval of the merger agreement (and the approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies) will be brought before the special meeting. If, however, any such other matter is properly presented at the special meeting or any adjournment or postponement of the special meeting, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies in accordance with their discretion and judgment.

Adjournments and Postponements

        Although it is not currently expected, the special meeting may be adjourned for the purpose of soliciting additional proxies. Any adjournment may be made without notice (if the adjournment is not for more than thirty days), other than by an announcement made at the special meeting of the time, date and place of the adjourned meeting. In the event of an adjournment, if necessary or appropriate, to solicit additional proxies, the required vote is (i) if a quorum exists, a majority of the votes cast by holders of shares of common stock present in person or represented by proxy at the special meeting or (ii) if no quorum exists, a majority in interest of the stockholders present at the special meeting. If no instructions are indicated on your proxy card, your shares of common stock will be voted "FOR" any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned.

Solicitation of Proxies

        We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile or other electronic means of communication. These persons will not receive additional or special compensation for such solicitation services. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions. We have engaged Georgeson to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements and we estimate that we will pay them a fee of approximately $8,000, and will reimburse them for reasonable administrative costs and out-of-pocket expenses incurred in connection with the solicitation.

Special Meeting Admission Procedures

        You should be prepared to present photo identification for admittance at the special meeting in case we decide to require such identification. In addition, if you are a record holder of our common stock, your name is subject to verification against the list of record holders of our common stock on the record date prior to being admitted to the special meeting. If you are not a record holder but hold shares in street name, that is, with a broker, dealer, bank or other financial institution that serves as your nominee, you should be prepared to provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the record date, or similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the special meeting.

THE MERGER

Background of Merger

        Our management and the board of directors have periodically reviewed and evaluated our business strategy and strategic options including potential financings, acquisitions and other strategic transactions in an effort to enhance stockholder value. In early 2007, our management began exploring methods by which to improve Cytogen's strategic position in the industry, including, but not limited to, acquisitions, financing transactions, and strategic alliances. However, during calendar year 2007, Cytogen experienced negative operating results, including a failed launch of SOLTAMOX®, slower-than-anticipated growth of CAPHOSOL®, and flat sales of the Company's existing QUADRAMET® and PROSTASCINT® products.

        By the summer of 2007, Cytogen began receiving general inquiries to gauge interest in potential business combinations with companies seeking to gain access to a commercial-stage oncology business in the U.S. Due to a deteriorating general business climate and the overall difficulty of life science companies to obtain financing, the board of directors of Cytogen began discussing the possible benefit of retaining an investment banker to assist Cytogen in exploring the possibility of strategic alternatives, including a possible sale of Cytogen.

        To this end, on November 2, 2007, the board of directors retained ThinkEquity as its investment bank to evaluate potential strategic alternatives available to Cytogen to enhance the future growth of Cytogen's pipeline and maximize stockholder value. In connection therewith, the board of directors, on November 7, 2007, established a Special Committee for Strategic Alternatives to the board of directors, referred to herein as the Special Committee, to work with ThinkEquity in exploring the possible sale of Cytogen and other strategic alternatives for Cytogen. The Special Committee members are John E. Bagalay, as Chairman, Joseph A. Mollica and James A. Grigsby. The board of directors specifically authorized the Special Committee to monitor and oversee ThinkEquity's engagement with Cytogen and to assist the Company's management and ThinkEquity by overseeing ThinkEquity's activities, communications, information and results generated pertaining to a potential sale of the Company, and to communicate with the board of directors regarding the status and progress of ThinkEquity's engagement.

        From November 2, 2007 through November 7, 2007, ThinkEquity, the board of directors, the Special Committee and Cytogen's management discussed the process to be undertaken by ThinkEquity in identifying and evaluating potential strategic alternatives. On November 7, 2007, ThinkEquity began contacting parties with potential interest in a transaction with Cytogen.

        On November 5, 2007, via a press release, Cytogen publicly announced the engagement of ThinkEquity to assist Cytogen in identifying and evaluating strategic alternatives intended to enhance the future growth of Cytogen's pipeline and maximize stockholder value.

        On November 6, 2007, following up on an unsolicited letter sent from Bryan Morton, Chief Executive Officer of EUSA, dated June 4, 2007, to Michael Becker, then President and Chief Executive Officer of Cytogen, expressing an interest in partnering EUSA's existing products with those in Cytogen's portfolio, ThinkEquity and Company management met with EUSA to discuss the scenario raised in Mr. Morton's letter. Following such meeting, on November 7, 2007, EUSA's banker, Ferghana Partners Inc., contacted ThinkEquity to advise of EUSA's intent to forward a written offer.

        Also on November 6, 2007, following up on an unsolicited letter sent from another interested party, hereinafter referred to as the Second Party, dated October 15, 2007, to James Grigsby, Chairman of the board of directors of Cytogen and Michael Becker, proposing a business combination, ThinkEquity and certain members of Cytogen's management met with the Second Party to gauge the extent of interest in a potential transaction. The Second Party, in its October 15, 2007 letter, initially proposed a business combination involving cash, stock or some combination thereof.

        On November 9, 2007, the Special Committee met with ThinkEquity to discuss the possible strategic alternatives available to Cytogen. At such meeting, ThinkEquity updated the Special Committee as to the recent discussions with EUSA and the Second Party. On the evening of November 9, 2007, EUSA's banker called ThinkEquity and stated that EUSA was prepared to submit a pre-emptive all cash offer at a premium to market price.

        At a meeting of the board of directors on November 11, 2007, Michael Becker announced, and the board of directors accepted, his resignation from his executive officer and director positions, effective as of the close of business on November 9, 2007 (with Mr. Becker to remain as an employee of Cytogen until November 21, 2007). At that same meeting, William J. Thomas, Cytogen's then current Senior Vice President and General Counsel, announced, and the board of directors accepted, his resignation from his executive officer positions, effective November 16, 2007. Neither Mr. Becker nor Mr. Thomas had any disagreement on any matter relating to Cytogen's operations, policies or practices. In response to such resignations, the board of directors resolved to appoint Kevin G. Lokay, a then current member of the board of directors, as President and Chief Executive Officer of Cytogen. In connection with such appointment, Mr. Lokay stepped down from the Compensation Committee of the board of directors. The board of directors also approved Executive Retention Agreements with each of Cytogen's current executive officers, including Kevin J. Bratton, Senior Vice President, Finance and Chief Financial Officer; William F. Goeckeler, Senior Vice President, Operations; and Stephen A. Ross, Senior Vice President, Sales and Marketing; and one of Cytogen's key employees, Thu Dang, Vice President, Finance. For the terms of such Executive Retention Agreements see "Interests of our Directors and Executive Officers in the Merger" beginning on Page 37.

        In addition, at the November 11 board meeting, after conducting employment- related business, the Special Committee reported to the board of directors regarding recent discussions with ThinkEquity on possible strategic alternatives. ThinkEquity principals, Daniel D'Agostino and Kenneth Moch, presented to the board of directors a business and process update related to their engagement. In the presentation, ThinkEquity presented a financial overview of the industry and identified all potential financial investors, strategic investors and strategic acquirors that were initially contacted by ThinkEquity. ThinkEquity indicated that, since its engagement, it had refined its search and contacted over 30 potential public and private strategic acquirors and financial investors, of which 12 had demonstrated an interest in learning more about Cytogen and the terms of any potential transaction, and had been sent confidentiality agreements. After further discussion, 9 of the 12 potential acquirors/investors signed confidentiality agreements and received a confidential information memorandum prepared by the Company. Six of the nine then participated in management presentations. At the time of the board of directors meeting, only two companies had expressed interest in participating in a sale process, with EUSA and the Second Party making initial offers.

        On November 12, 2007, the Special Committee met to discuss the Second Party proposal, which had provided a written initial indication of interest for a business combination involving cash, stock or some combination thereof. The Special Committee discussed the terms and conditions of the proposal and the valuation of Cytogen. Based upon its discussions, the Special Committee instructed ThinkEquity to revert back to the Second Party to discuss the offer and ask for additional information. The Special Committee also requested that Kevin Lokay, Cytogen's President and Chief Executive Officer, and Kevin Bratton, Cytogen's Senior Vice President, Finance and Chief Financial Officer, begin working on a precise financial analysis and three-year fiscal budget so as to establish a more accurate valuation of Cytogen.

        At a meeting of the board of directors on November 13, 2007, John Bagalay, representing the Special Committee, updated the board of directors on developments with ThinkEquity related to the November 9th and 12th meetings of the Special Committee. The board of directors, based on the Special Committee's recommendation, formally requested that Messrs. Lokay and. Bratton provide a precise financial analysis and fiscal budget to establish a more accurate valuation of Cytogen. Mr. Bagalay also briefed the board of directors on the Second Party proposal. Mr. Lokay updated the board of directors on business strategies and potential investors, particularly his meetings with potential financial institutions to discuss their possible investment in Cytogen.

        On or about November 14, 2007, after discussions with ThinkEquity, the Second Party declined to revise its initial indication of interest and advised ThinkEquity that, due to its own business reasons, it was declining to submit a final bid. Nevertheless, the Second Party maintained an interest in licensing one of Cytogen's products for the European market and requested that it be kept under consideration. ThinkEquity continued to discuss possible scenarios with the Second Party throughout the bid process. Meanwhile, ThinkEquity continued the bid process with the other potential bidders.

        On November 16, 2007, the Special Committee met to discuss strategic alternatives for Cytogen, including a merger transaction with EUSA, a potential asset divestiture and/or a possible equity financing. The Special Committee reviewed each potential scenario and discussed the benefits and detriments of each to Cytogen and its stockholders. The Special Committee then discussed with ThinkEquity the different proposals and strategic options for Cytogen. ThinkEquity reported an indication of interest and presented to the board of directors the bid proposals received by that date and the list of parties that had agreed to sign confidentiality agreements.

        The Special Committee set a deadline of November 28, 2007 for interested parities to submit a bid. During this period, seven proposals were forwarded to ThinkEquity from interested acquirors/investors, including financial investors (one of which was an individual). The Second Party's limited proposal, as of November 14, 2007, was also retained. During this period, ThinkEquity continued to solicit bid proposals from both financial and strategic bidders and to clarify the proposals that had already been received.

        On November 27, 2007, the Special Committee and its legal advisors at Morgan, Lewis and Bockius LLP, referred to herein as Morgan Lewis, met at the offices of ThinkEquity in New York, New York. The Special Committee reviewed specific bid proposals received by ThinkEquity concerning (i) the potential acquisition of Cytogen; (ii) potential financial investment in Cytogen; and (iii) other strategic alternatives. The meeting was begun with a discussion and report by Messrs. D'Agostino and Moch. ThinkEquity, presented seven bid proposals and its analysis thereof, all of which were reviewed and discussed by the Special Committee. ThinkEquity presented two financial recapitalization proposals and five strategic bidder proposals and outlined the consideration for each. The Special Committee asked questions of Messrs. D'Agostino and Moch related to background and history of potential acquirors or investors. Messrs. D'Agostino and Moch responded to these questions and described discussions they had had with each potential acquiror/investor to date. ThinkEquity also indicated that it had received additional responses from potential acquiror/investors and expected to receive bid proposals by November 30, 2007.

        At the November 27, 2007 meeting, the following seven proposals were discussed:

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  A financial recapitalization proposal was received from, a well-capitalized investment fund. The offer was for $15,000,000 as an upfront investment and a potential $10,000,000 investment subject to the Company meeting several operational goals. This was initially rejected by the Special Committee due to several of the terms, including the fact that funding was conditioned upon an amendment to certain of the Company's existing license agreements and the structure of the investment which was offered as a debt instrument while the Company preferred it be equity. The Special Committee did instruct ThinkEquity to continue to negotiate with this party if these terms could be changed.

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  An acquisition proposal for a stock for stock acquisition was received from a public company that has considerable cash on its balance sheet and could finance the company until it reached breakeven. This was rejected as it was significantly less attractive than the other bids due to the lower purchase price, type of consideration and overall concerns regarding synergy of the two businesses.

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  A financial recapitalization proposal was received from an entrepreneur who has financed several large market capitalization public companies. This bid proposal was rejected due to the fact that the initial investment was only $8,000,000 and included onerous terms, which included control of the board of directors, replacing the chairman with the investor and no commitment for additional capital.

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  An acquisition proposal for a stock for stock acquisition was received from a private company that has considerable cash on its balance sheet, but was for an economic split of approximately 85% of the surviving entity to the acquiror's stockholders with the Company's stockholders only holding 15% of the surviving entity. This acquisition proposal was rejected due to the concerns regarding valuation and near term IPO prospects of this private company.

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  Three additions to existing bids (EUSA, the Second Party and a third party previously received) were also received which were retained, along with the option of renegotiating the bid from the investment fund.

        Of the proposals then received, the Special Committee, with the assistance of ThinkEquity, identified the top four bid proposals as appropriate, including that of EUSA. Certain bids were rejected for such reasons as the bids were too low, bids were for assets only and a higher price could be obtained for such assets, and other strategic reasons. The Special Committee discussed with ThinkEquity next steps, and ThinkEquity endeavored to approach the top bidders to request their best and final bids. The Special Committee also requested that ThinkEquity conduct further analysis concerning the valuation of Cytogen and the Special Committee and discussed with ThinkEquity the form, structure and consideration of the transaction that would maximize value for the Company and its stockholders. The Special Committee, Morgan Lewis and ThinkEquity also discussed extending the process deadline to allow current and additional bidders more time to submit proposals (i.e., until December 3, 2007) and the need to move forward with a current bid proposal given Cytogen's current cash position. As a final matter, the Special Committee requested that Cytogen compile data related to the potential sale of certain of Cytogen's assets.

        Meanwhile, ThinkEquity continued with its bid process to elicit new bid proposals and also re-approached the top bidders to discuss the competitive bid process and the need to submit last and final bid proposals. Each bidder was asked to provide a best and final bid proposal and to outline timing for completion of confirmatory due diligence.

        On November 30, 2007, the Special Committee met via teleconference and was updated by ThinkEquity regarding the ongoing bid process and the likelihood of new bid proposals. Messrs. D'Agostino and Moch of ThinkEquity relayed their recent conversations with potential acquirors/investors and their expectations for the near term. After these discussions with ThinkEquity, the Special Committee decided to allow potential acquirors/investors additional time to prepare last and final bid proposals (until December 3, 2007). The Special Committee then reviewed and discussed current bid proposals. The Special Committee requested that ThinkEquity continue to conduct analyses concerning valuation.

        The Special Committee met again via teleconference on December 3, 2007 at which time ThinkEquity updated the Special Committee on the current status of the bid proposals received. To date, the primary bid proposals included the top choices, including EUSA and certain other potential acquirors and investors. ThinkEquity updated the Special Committee on discussions with the top choices as well as other potential acquiror/investors to date. After these discussions with ThinkEquity, the Special Committee decided to extend the bid process in an effort to elicit further bids that would maximize the value to Cytogen's stockholders.

        On December 4, 2007, the Special Committee met via teleconference to discuss with ThinkEquity any updates on new or expected bid proposals. ThinkEquity provided the Special Committee with a report of the current bidding process and a list of bid proposals and responses expected during the remainder of the week. ThinkEquity reiterated requests received by ThinkEquity from multiple potential acquirors/investors to allow additional time for last and final bid proposals. The Special Committee instructed ThinkEquity to work with management of Cytogen to review and value each of the finalist's bid proposals so that the Special Committee could review and begin making definitive decisions. The Special Committee suggested that such information be provided at an in-person meeting of the Special Committee on December 7, 2007. With the assistance of ThinkEquity, the Special Committee then spent time reviewing and analyzing the four final bid proposals in more detail than had been done at the previous meeting.

        On December 7, 2007, the Special Committee met with Company management, Morgan Lewis and ThinkEquity at the offices of Cytogen. Led by Cytogen's outside counsel, Morgan Lewis, the Special Committee commenced the meeting by reviewing its and the board members' fiduciary duties in the context of a potential (i) acquisition of Cytogen, (ii) financial investment in Cytogen, and/or (iii) other strategic alternatives with Cytogen. The Special Committee then discussed the current process of receiving and evaluating bid proposals from potential acquirors/investors. Kevin Lokay, President and Chief Executive Officer of Cytogen, and Kevin Bratton, Senior Vice President, Finance and Chief Financial Officer of Cytogen, joined the meeting to present to the Special Committee certain financial models and analyses projecting Cytogen's growth potential over the next three years. Models were based upon various industry and market assumptions to illustrate Cytogen's growth potential. The Special Committee then reviewed the various financing and sale alternatives resulting from Messrs. Lokay's and Bratton's presentation. ThinkEquity representatives then joined the meeting to present their calculation of the valuation of Cytogen, describing the assumptions and methodology upon which the calculation of value was based. The Special Committee concluded the meeting by discussing the valuation of Cytogen and the various final bid proposals. As of December 7, 2007, seven bids (plus the Second Party's proposal) still continued to be discussed. The Special Committee, however, rejected outright certain of the bids and focused on comparisons between the top bids, including EUSA's bid. Finally, the Special Committee requested that ThinkEquity coordinate with Messrs. Lokay and Bratton to finalize models and analyses of the top bid proposals so that the Special Committee may compare and make definitive decisions.

        On December 10, 2007, a special meeting of the board of directors was held via teleconference. John Bagalay, as Chairman of the Special Committee, updated the board of directors regarding the developments reported to the Special Committee by ThinkEquity on December 7, 2007 and described the current process of receiving bids from potential acquirors/investors, particularly with respect to the final four bids. After Mr. Bagalay's presentation, the board of directors asked questions about the process and the various bid proposals received to date. The board of directors also requested that Morgan Lewis lead a discussion regarding the fiduciary duties related to any potential (i) acquisition of Cytogen, (ii) financial investment in Cytogen, and/or (iii) other strategic alternatives, as well as advise Cytogen on steps that should be taken going forward.

        On December 14, 2007, the Special Committee met via teleconference with Company executives, Morgan Lewis and ThinkEquity. Messrs. Lokay and Bratton updated the Special Committee regarding a meeting with a current licensing partner (the renegotiation of the existing license agreement between Cytogen and the licensing partner being a condition precedent to one of the final four bid proposals). Mr. Lokay discussed the nature and content of the meeting, which concerned an existing licensing agreement and the possible renegotiation of such agreement. Afterwards, the Special Committee asked ThinkEquity to update the Special Committee as to current bid proposals. ThinkEquity discussed the process of the bidding and summarized the status of the process and any recent discussions with potential bidders, including the finalists. ThinkEquity then updated the Special Committee on the status of the financial models requested by the Special Committee which would value each of the received proposals. ThinkEquity planned to have such models ready to present by the scheduled in-person meeting of the board of directors on December 18, 2007.

        The board of directors met on December 18, 2007 at Cytogen's headquarters. Representatives of Morgan Lewis and ThinkEquity were invited by the board. After conducting its general corporate business, the board of directors addressed issues related to the bid process being conducted by ThinkEquity. Company executives, Kevin Lokay, President and Chief Executive Officer, and Kevin Bratton, Senior Vice President, Finance and Chief Financial Officer, presented financial models forecasting Cytogen's current products' growth potential (through various scenarios) over the next three years. The members of the board of directors asked questions regarding the assumptions upon which these models were based. After the executive presentation, ThinkEquity presented the board of directors with a summary of the overall bid process, updating the board of directors as to the status of the current bids received and the process and methods by which the bids were received and evaluated. ThinkEquity went on to describe the most recent interactions with various final bidders and next steps in the process.

        At this same meeting, ThinkEquity presented the board of directors with its valuation of Cytogen in the context of certain strategic and financial scenarios. ThinkEquity explained its methodology and assumptions, and answered questions from the board of directors as it related to such methods, assumptions and scenarios. Finally, ThinkEquity presented financial models for the final bidders which valued and compared the bids received. The board of directors reviewed and discussed all of the financial models and valuations received, offering personal views of the bids and the likelihood of success. The board of directors then unanimously authorized Cytogen to begin negotiating with EUSA to reach a definitive agreement for the sale of Cytogen. The board of directors also authorized the officers of Cytogen to work with ThinkEquity to continue to attempt to raise the bids of two other final bidders so as to begin negotiation to reach a definitive agreement for the sale of Cytogen. After presentation by Messrs. Lokay and Bratton regarding the Company's finances, the board of directors discussed cash reserves and burn rate and the need to obtain a bridge financing for the purpose of closing the Cytogen sale transaction. Finally, the board of directors authorized management to solicit proposals from independent investment banks to issue a fairness opinion in connection with any strategic alternative undertaken by the board of directors. After this meeting, Morgan Lewis circulated a draft of the merger agreement to all current bidders.

        On December 21, 2007, McCarter & English, referred to herein as McCarter, counsel to EUSA, provided to Morgan Lewis initial comments to the draft merger agreement. The comments included, among other things, the requirement that certain of Cytogen's stockholders would enter into voting agreements pursuant to which they would agree to vote their shares in favor of the merger. Concurrently with its submission of comments to the draft merger agreement, McCarter notified Cytogen that EUSA would not complete its due diligence until January 11, 2008 at the earliest. Cytogen reviewed EUSA's initial comments of the draft merger agreement.

        The Special Committee met via teleconference on December 28, 2007 with Kevin Lokay, Morgan Lewis and ThinkEquity present at the meeting by invitation of the Special Committee. ThinkEquity presented an update of where current bid proposals stood as well as the content of any discussions with bidders that may have occurred over the Christmas holiday. The Special Committee discussed a current draft of the proposed EUSA merger agreement with the representative from Morgan Lewis, addressing the various issues raised in the comments to the draft merger agreement and potential responses. ThinkEquity then updated the Special Committee regarding the due diligence process being conducted by EUSA and any other bidders still in the running. Morgan Lewis sent to EUSA and McCarter a revised draft of the merger agreement reflecting Cytogen's responses to EUSA's initial comments. At this time, Morgan Lewis also received initial comments to the draft merger agreement from another bidder.

        On December 31, 2007, pursuant to the terms of an earlier engagement letter, the board of directors retained Janney Montgomery Scott LLC, hereinafter referred to as Janney, to render a fairness opinion in connection with the proposed merger with EUSA, or any other strategic alternative undertaken by the board of directors.

        On January 2, 2008, the Special Committee met via teleconference. ThinkEquity provided the Special Committee with an update of its discussions with bidders whose bids, in ThinkEquity's view, were not likely to maximize stockholder value. The Special Committee and ThinkEquity discussed how to encourage the potential bidders to continue their due diligence of the Company and increase their respective bids.

        On January 4, 2008, the Special Committee met via teleconference. ThinkEquity provided the Special Committee with an update on the current final bid proposals and the continued discussions with other potential bidders. Morgan Lewis updated the Special Committee regarding recent discussions with McCarter concerning the draft merger agreement and open issues related thereto. ThinkEquity then discussed planned next steps for more in depth due diligence by EUSA.

        Meanwhile, between January 7, and 11, 2008, managements of EUSA and Cytogen met at Cytogen's offices to continue EUSA's due diligence. EUSA met with each member of Cytogen's management team, met various employees and visited one of the manufacturing facilities utilized by the Company. McCarter also continued its legal due diligence during this time.

        On January 10, 2008, the board of directors met via teleconference. Kevin Lokay provided the board of directors with an update regarding the ongoing diligence being conducted by EUSA. Mr. Lokay informed the board of directors of EUSA's desire to have all due diligence completed and a definitive agreement finalized by January 18, 2008. Then, ThinkEquity provided the board of directors with an update on the current bid proposals, including those received from a public biopharmaceuticals company, investment fund and private pharmaceuticals company, and discussed the suggested next steps. The board of directors also discussed the contemplated offer of reimbursement of up to $100,000 of diligence expenses to the next highest bidder as a method of keeping other bidders involved in the process, but ultimately decided that such an offer was not in the best interest of the Company at that time.

        On January 11, 2008, EUSA requested additional time to complete its due diligence of Cytogen.

        On January 16, 2008, Kevin Lokay and Bryan Morton, Chief Executive Office of EUSA, met in Philadelphia, Pennsylvania, to discuss outstanding issues concerning the proposed merger. During such meeting, the two executives identified several business issues, deal points and other due diligence issues which required action prior to closing of the merger. They endeavored to resolve the identified issues and work to a final merger agreement.

        On January 18, 2008, the Special Committee met via teleconference. Kevin Lokay provided an update regarding the ongoing negotiations with EUSA concerning the draft merger agreement. Additionally, ThinkEquity provided an update on the current bid proposals received and discussions with other potential bidders. The Special Committee then discussed planned next steps with respect to negotiation with EUSA and other potential bidders.

        On January 21, 2008, an all-hands teleconference took place including members of management of EUSA and Cytogen, and respective counsels to the parties, during which the parties discussed EUSA's current bid proposal, which included a suggested purchase price and several conditions to the closing of the merger. Cytogen endeavored to report EUSA's current bid proposal to its board of directors and respond back to EUSA on its proposal.

        On January 22, 2008, Cytogen's board of directors met to discuss the status of the proposed transaction with EUSA. Kevin Lokay provided the board of directors with an update regarding the ongoing due diligence and negotiations in connection with the transaction. Mr. Lokay informed the board of directors that there were several open issues which needed to be resolved before the merger agreement and the other transactions contemplated thereby could be finalized. After discussing the issues, the board of directors decided it would be in the best interests of the Company and our stockholders to reevaluate previously considered strategic alternatives. Therefore, Mr. Lokay would continue to engage in discussions with EUSA in addition to reinitiating communication with other bidders. The board of directors approved management's position on current negotiations with EUSA and supported further negotiations with EUSA and other bidders in an effort to maximize Company and stockholder value. Later that day, Mr. Lokay communicated the board of directors' decision to Bryan Morton.

        On January 23, 2008, a revised offer letter from EUSA was received by Cytogen.

        On January 25, 2008, Cytogen's board of directors met via teleconference to discuss the status of the proposed transaction with EUSA, including the revised offer letter. Kevin Lokay began the meeting by describing the recent negotiations with EUSA, including recent closing conditions added to the proposed transaction, which arose as a result of due diligence issues. The board of directors discussed and reviewed the material terms of the proposed merger agreement as currently negotiated. The board of directors next discussed the status of alternative transactions presented to the Company and the board of directors. After comparison of the current bid proposal and bid prospects, the board of directors authorized Kevin Lokay to reject EUSA's then current bid proposal and renegotiate. Additionally, the board of directors authorized management to continue discussions with alternative bidders to maximize Company and stockholder value.

        During the afternoon of January 25, 2008 Kevin Lokay and Bryan Morton spoke via teleconference. Mr. Lokay relayed the board of directors' rejection of EUSA's current bid proposal, and Mr. Morton responded with a willingness to discuss further. On the evening of January 25, 2008, Cytogen distributed a revised merger agreement and term sheet to EUSA describing basic terms to a proposed merger agreement which would be acceptable to Cytogen. From January 25, 2008 through January 28, 2008, EUSA and Cytogen negotiated a term sheet reflecting the material terms and conditions of the proposed merger agreement.

        On January 28, 2008, the board of directors met via teleconference. Kevin Lokay provided the board of directors with an update regarding the ongoing negotiations with EUSA concerning the draft merger agreement. Mr. Lokay presented a substantially finalized term sheet representing the material terms and conditions of the proposed merger agreement between EUSA, EUSA (USA) and Cytogen, including an exclusivity provision whereby Cytogen would exclusively negotiate with EUSA the proposed merger agreement until 4 p.m. (eastern standard time) on Friday, February 1, 2008. The board of directors reviewed the draft term sheet and discussed its terms. The board of directors considered the status of dealings between Cytogen and other potential bidders and the expected next steps. Based upon the discussions, the members of the board of directors authorized Mr. Lokay to execute the term sheet and enter into exclusive negotiations with EUSA with respect to the definitive merger agreement, such definitive agreement to be executed by February 1, 2008, pursuant to the term sheet.

        On February 1, 2008, the board of directors met at Cytogen's headquarters. Kevin Lokay provided the board of directors with an update regarding the ongoing negotiations with EUSA, as well as the ongoing diligence conducted by EUSA. Mr. Lokay described the terms of EUSA's current bid proposal, which included among other things, a decreased purchase price; various adjustments to the purchase price in connection with working capital, settlement costs and transaction costs; and several conditions to closing that were outside of Cytogen's control which EUSA indicated resulted from concerns raised by its due diligence investigation. Mr. Lokay informed the board of directors that certain institutional stockholders, who had signed non-disclosure and standstill agreements and who beneficially owned more than 5% of the outstanding shares of our common stock, had expressed a reluctance to approve the proposed transaction based on the terms of the proposed merger agreement. Mr. Lokay then provided to the board of directors a description of the alternative bids received by the Company, including a proposed asset sale, convertible debt financing and cash/stock merger. After fully discussing the terms of EUSA's offer and the alternative bids received by the Company, the board of directors decided that it was in the best interests of the Company and its stockholders to reject the current bid proposal and draft merger agreement from EUSA and to continue to negotiate alternative transactions with current and potential bidders. Mr. Lokay relayed the board of directors' rejection of EUSA's current bid proposal to EUSA and described changes that would need to be made to the terms of the merger agreement in order for the board of directors to approve the proposed merger.

        On February 4, 2008, EUSA's bankers, Ferghana Partners, contacted ThinkEquity and endeavored to summarize the actions taken prior to February 1st by EUSA and Cytogen to resolve outstanding issues. They also reiterated EUSA's interest in continuing negotiations in connection with the proposed merger.

        On February 5, 2008, ThinkEquity responded to Ferghana Partners providing its own summary of the events leading up to February 1st and communicated that Cytogen was willing to continue negotiating with EUSA towards consummating the proposed merger.

        On February 8, 2008, the board of directors met via teleconference to discuss the status of current bid proposals for a strategic transaction with the Company, including a proposed asset sale, convertible debt financing and cash/stock merger. Kevin Lokay provided the board of directors with an update regarding the ongoing diligence being performed by the potential bidders and the discussions between the Company and potential bidders. The board of directors also discussed the interactions that took place between the Company and EUSA earlier in the week and potential next steps in the event the Company resumed discussions with EUSA concerning the proposed merger.

        On February 12, 2008, Bryan Morton sent an email to Kevin Lokay regarding potential next steps to be taken in connection with the consummation of the proposed merger. Additionally, Mr. Morton requested an update regarding various issues of concern to EUSA identified during EUSA's due diligence.

        On February 14, 2008, an all-hands teleconference took place including members of management of EUSA and Cytogen, and respective counsels to the parties, during which the parties discussed several business issues and due diligence issues which required action prior to the closing of the merger.

        On February 15, 2008, the board of directors met via teleconference to discuss the status of ongoing negotiations with potential bidders in connection with a potential strategic transaction with the Company. With assistance from ThinkEquity, Kevin Lokay provided the board of directors with an update regarding current negotiations. The board of directors discussed potential steps going forward in connection with consummating a potential strategic transaction.

        On February 19, 2008, the board of directors met at Cytogen's headquarters. After conducting its general corporate business, the board of directors discussed issues relating to the Company's ongoing negotiations with potential bidders in connection with a potential strategic transaction. Kevin Lokay provided the board of directors with an update regarding the status of the bids received by the Company, including the ongoing diligence being performed by potential bidders and the discussions that have taken place between the Company and such bidders. James Grigsby, Chairman of the board of directors of the Company, informed the board of directors that he received a letter from a stockholder concerning the board of directors' efforts to consummate a strategic transaction that would maximize stockholder value. After the board of directors discussed the letter, Mr. Grigsby endeavored to respond to the concerned stockholder with advice from counsel. The board of directors discussed potential next steps going forward toward consummating a strategic transaction with current or potential bidders.

        Between February 20, and February 22, 2008, managements of EUSA and Cytogen met at Cytogen's offices to continue commercial due diligence in connection with the proposed merger.

        On February 29, 2008, Cytogen's board of directors met at Cytogen's headquarters. Kevin Lokay provided the board of directors with an update concerning the current proposals for a strategic transaction with the Company, including a proposed asset sale, a convertible debt financing and a cash/stock merger. Mr. Lokay described the status of the bids received by the Company as of that date, including the status of diligence and negotiations with the potential bidders. The board of directors reviewed the terms of the bid proposals presented to the Company and discussed the positive and negative implications of each bid proposal, focusing on maximizing value to the Company and its stockholders. The board of directors did not approve the current EUSA offer and directed and authorized Cytogen's management to negotiate with a potential financial investor.

        Immediately after the board meeting, Cytogen's management contacted the potential financial investor to begin that process while also contacting EUSA to advise them of the board's decision. EUSA's management then responded to Cytogen with a revised offer which addressed the board's original concerns.

        On March 3, 2008, the board of directors met via teleconference to review and discuss the terms of the most recent revised offer received from EUSA after the February 29 board meeting. After discussing the revised term sheet provided by EUSA, the board of directors authorized management of the Company to negotiate a final merger agreement with EUSA, noting that final approval of the proposed merger transaction would be subject to obtaining a fairness opinion from Janney. The board of directors did not authorize the members of management to agree to an exclusivity period, during which the Company would not engage in discussions with other potential bidders. Additionally, the board of directors requested that the management team continue to negotiate with the potential financial investor in connection with its proposed convertible debt financing with the Company.

        On March 10, 2008, Cytogen's board of directors met to consider the merger agreement and the transactions contemplated thereby as compared to other alternatives available to Cytogen the board of directors began the meeting by discussing the current status of the proposed convertible debt financing and the timing and likelihood completing such transaction. The board of directors next discussed the proposed merger agreement and its findings and likelihood of completion. During the meeting, representatives of Morgan Lewis again reviewed with the board of directors its fiduciary duties in considering the proposed transaction and reviewed the terms and conditions of the merger agreement in detail. Janney reported its financial analysis and delivered to the board of directors its opinion that the merger consideration of $0.62 in cash for each issued and outstanding share of common stock of Cytogen, which amount may be incrementally reduced as set forth in the merger agreement so that the total merger consideration does not exceed $22.6 million in cash for all of the issued and outstanding common stock of Cytogen, is fair, from a financial point of view, to the stockholders of Cytogen. After considering the proposed terms of the merger agreement, the Janney fairness opinion, and the various presentations, including a previous presentation from ThinkEquity, Cytogen's board of directors approved the terms of the merger agreement, the transactions contemplated thereby and authorized the execution thereof on behalf of Cytogen and determined to recommend that Cytogen's stockholders approve and adopt the merger agreement. The board of directors also considered and approved the sublicense agreement pursuant to which we have granted EUSA the exclusive rights to commercialize our CAPHOSOL® product in Europe and Asia in exchange for a payment of $10,000,000, $5,000,000 of which will go to exercise our option to acquire such rights and the remaining $5,000,000 will be used for general working capital expenses through closing of the merger. Under the sublicense agreement, we are required to pay EUSA $10,000,000 plus interest if the merger agreement is terminated under certain circumstances, and EUSA is required to relinquish the rights granted thereunder. Later that evening, the merger agreement, voting agreements and sublicense agreement were executed by the parties thereto.

        Throughout the process of identifying and evaluating strategic alternatives presented to the Company, our management team continuously provided the board of directors with updates, which the board reviewed and discussed in detail, about our operations, including among other things, our available cash reserves and burn rate, suggested methods of preserving our cash reserves and retention of our key officers and employees.

Reasons for the Merger

        In reaching their decision to approve and adopt the merger agreement with EUSA, the merger and the other transactions contemplated by the merger agreement, authorize us to enter into the merger agreement and recommend that our stockholders vote to approve and adopt the merger agreement, our board of directors consulted with its financial and legal advisors and our executive management team. The board of directors considered a number of potentially positive factors, including the following material factors:

  •
  the current and historical market prices, as adjusted for dividends and stock splits, of our common stock, and the fact that the per share cash merger consideration of $0.62 in cash for each issued and outstanding share of common stock of Cytogen, which amount may be incrementally reduced as set forth in the merger agreement so that the total merger consideration does not exceed 22.6 million in cash for all of the issued and outstanding common stock of Cytogen represents a premium of 34.8% to the closing price of our common stock on

    March 10, 2008, the last trading day before we signed the merger agreement, and a premium of 12.7% to the average closing price for the last 30 trading days;

  •
  the EUSA merger consideration was likely the highest price reasonably attainable by our common stockholders in a merger or other acquisition transaction;

  •
  the possible alternatives to the sale of Cytogen, including the potential stockholder value that could be expected to be generated from remaining independent, and the risks and uncertainties associated with such alternatives, including the risks associated with our ability to meet our projections for future results of operations, compared to the certainty of realizing in cash a fair value for their investment provided to our stockholders by the merger, and our immediate need to raise additional capital through equity financings compared to the likelihood that we can obtain financings, if at all, on terms acceptable to us and the dilutive effects of such financings and the likelihood that we will be required to further reduce or cease our current operations;

  •
  our review of strategic alternatives, with the assistance of our financial and legal advisors, which involved: (i) discussions with bidders likely to have the resources required to engage in a strategic acquisition or recapitalization of our company, (ii) discussions with 43 parties to determine their interest in acquiring Cytogen, (iii) entering into confidentiality agreements with 17 parties, (iv) management presentations to 22 parties, and (v) the receipt of two bona fide written acquisition proposals;

  •
  discussions with the other bidders revealed that they were not willing to move their bids into a range superior to the proposal made by EUSA;

  •
  the fact that we believed, following consultation with our financial and legal advisors, that EUSA had the ability to move quickly toward closing the transaction for the benefit of our stockholders and with the least amount of disruption to the ongoing management and operation of our business since no financing is required;

  •
  our board of directors' familiarity with, and presentations by our management and financial advisors regarding, our business, operations, properties, financial condition, strategy and prospects, and related risks, the nature of our specialty pharmaceutical industry, industry trends, and economic and market conditions;

  •
  the fact that the merger is with, what a number of members of the board of directors know to be, a well-regarded specialty pharmaceutical company, which offers significant support for the Company's products and customers and a potential opportunity for the Company's employees;

  •
  the fact that the merger consideration is all cash, which provides certainty of value to our stockholders;

  •
  the fact that we cannot complete the merger unless holders of a majority of the outstanding shares of our common stock entitled to vote thereon vote to approve and adopt the merger agreement at the special meeting of stockholders;

  •
  the thin trading market and lack of liquidity of the common stock; in that regard, the small stock market float would make it difficult for any large stockholder to sell its shares of common stock in the public market without depressing the market price. The board of directors believed that the proposed merger would permit all of the Company's stockholders to sell all of their shares at a fair price;

  •
  the likelihood that the merger will be completed, including the expectation that there will not be significant regulatory impediments to the transaction;

  •
  that the merger agreement and the transactions contemplated thereby were the product of extensive arm's-length negotiations between Cytogen and EUSA;

  •
  that all of our officers and directors who collectively are entitled to vote approximately 1.54% of our common stock, entered into voting agreements with EUSA and EUSA (USA) in which such officers and directors agreed to vote his or her shares in favor of approval and adoption of the merger agreement and the related merger. Our board of directors also noted that execution of the voting agreements with our officers and directors was a condition to EUSA and EUSA (USA) entering into the merger agreement. Additionally, one of our institutional investors entitled to vote an aggregate of approximately 13.83% of our currently outstanding shares of common stock, has executed a voting agreement pursuant to which it has agreed to vote all of its shares of common stock in favor of the merger;

  •
  that our existing capital resources will be depleted in the second quarter of 2008 and EUSA was willing to provide a $10 million payment in exchange for our entering into a sublicense agreement for European and Asian rights to CAPHASOL®;

  •
  the financial analysis reviewed and discussed with our board of directors on March 10, 2008 by representatives of Janney with respect to the fairness from a financial point of view to our stockholders of the merger consideration as well as the oral opinion of Janney to our board of directors (which was subsequently confirmed in writing by delivery of Janney's written opinion dated the same date) to the effect that, as of March 10, 2008, and based upon and subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Janney in preparing its opinion, the merger consideration to be received by the holders of shares of common stock pursuant to the merger agreement was fair to the holders of shares of common stock from a financial point of view. For further information, see "Opinion of Cytogen's Financial Advisor" beginning on page 33 and Annex B; and

  •
  the terms of the merger agreement and the related agreements, including:

  •
  our ability, under certain limited circumstances, to furnish information to and conduct negotiations with third parties regarding other takeover proposals; and

  •
  our ability to receive a termination fee equal to 5% of the total merger consideration, including up to $500,000 for reimbursement of expenses, in the event EUSA breaches any representation, warranty, covenant or agreement contained in the merger agreement.

        Our board of directors also considered and balanced against the potentially positive factors a number of potentially negative factors concerning the merger, including the following material factors:

  •
  the fact that our stockholders will not participate in any future earnings or growth of Cytogen;

  •
  the fact that the merger consideration consists of cash and will therefore be taxable to our stockholders for U.S. federal income tax purposes;

  •
  the restrictions on our ability to solicit or engage in discussions or negotiations with a third party regarding other takeover proposals and the requirement that we pay EUSA a termination fee equal to 5% of the total merger consideration, including up to $500,000 for reimbursement of expenses, if our board of directors accepts a superior proposal; the fact that we may be obligated to pay a termination fee equal to 5% of the total merger consideration, including up to $500,000 for reimbursement of expenses, in certain other situations, such as EUSA's termination of the merger agreement due to certain breaches of representations or warranties, that are outside of our control. Our board of directors recognized that while the termination fee and expense reimbursement imposes an additional cost to a third-party buyer, they believed that the termination fee and expense reimbursement are customary in amount and that the termination fee and expense reimbursement are not large enough to unduly deter other bidders who might be interested in acquiring Cytogen;

  •
  the fact that in the event that the merger agreement is terminated due to the consummation of a superior proposal, as defined in the merger agreement, or a financing or asset sale without EUSA's approval which is deemed to be a breach by us under the covenants of the merger agreement, (i) EUSA will return to us the rights granted under the sublicense agreement and we will pay EUSA $10,000,000 plus interest calculated at 4% per annum for the period of time between the effective date and the closing of the superior proposal, or (ii) EUSA will return to us the rights granted under the sublicense agreement and we will pay EUSA $10,000,000 upon the closing of a financing or asset sale plus interest calculated at 4% per annum for the period of time between the termination of the merger agreement and the closing of the financing or asset sale, as applicable; and

  •
  the possibility of disruption to our operations associated with the merger, and the resulting effect thereof on us, if the merger does not close, including our need to raise additional capital or enter into a strategic transaction in the second quarter of 2008 to continue our operations as currently run and the likelihood of being delisted from NASDAQ.

        During its consideration of the transaction with EUSA, our board of directors was also aware that our directors and executive officers have interests in the merger that are, or may be, different from, or in addition to, those of our stockholders generally, as described under "The Merger—Interests of Our Directors and Executive Officers in the Merger" beginning on page 37.

        After taking into account all of the factors set forth above, as well as others, our board of directors determined that the potentially positive factors outweighed the potentially negative factors. Furthermore, our board of directors determined it to be advisable and in the best interests of our stockholders that we enter into the merger agreement, and that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of our stockholders. The board of directors has unanimously approved and adopted the merger agreement, the merger and the other transactions contemplated by the merger agreement and recommends that our stockholders vote to approve and adopt the merger agreement at the special meeting.

        The board of directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the board of directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the board of directors may have given different weight to different factors.

Recommendation of Our Board of Directors

        On March 10, 2008, after evaluating a variety of business, financial and market factors and consulting with our legal and financial advisors, and after due discussion and due consideration, our board of directors unanimously approved and adopted the merger agreement, the merger and the other transactions contemplated by the merger agreement and unanimously declared that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of our stockholders. ACCORDINGLY, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT.

Opinion of Cytogen's Financial Advisor

        The board of directors retained Janney as its financial advisor to review the merger and to render an opinion as to the fairness, from a financial point of view, of the merger consideration to be received by the holders of the common stock of Cytogen. As described herein, Janney's opinion, dated March 10, 2008, together with the related presentation to the board of directors, was only one of many factors taken into consideration by the board of directors in making its determination to approve the merger.

        At a March 10, 2008 meeting of Cytogen's board of directors, representatives of Janney made a presentation with respect to the merger and rendered to the board of directors its oral opinion that, as of such date, the merger consideration to be received by the holders of Cytogen's common stock was fair, from a financial point of view, to such holders. Janney subsequently confirmed in writing as of the same date that, as of such date, and based on the assumptions made, matters considered and limits of review undertaken by Janney, the merger consideration to be received by the holders of Cytogen's common stock was fair, from a financial point of view, to such stockholders.

        The full text of Janney's written opinion, dated March 10, 2008, which sets forth the assumptions made, matters considered and limitations on review undertaken, is attached to this proxy statement as Annex B and is incorporated herein by reference. Janney's opinion is directed to the board of directors of Cytogen and addresses the fairness of the merger consideration to be received by the holders of Cytogen's common stock from a financial point of view. Janney's opinion does not address the underlying decision of Cytogen to engage in the merger and does not constitute a recommendation to any stockholder as to whether or how Cytogen's stockholders should vote or as to any other action Cytogen's stockholder should take in connection with the merger. The discussion of the Janney opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

        In connection with its opinion, Janney reviewed certain publicly available financial information and other information concerning Cytogen and certain internal analyses and other information furnished to it by Cytogen. Janney also reviewed certain non-public information relating to Cytogen, including financial forecasts and projections for Cytogen furnished to us by Cytogen and held discussions with members of senior management of Cytogen concerning this information and the business and operations, assets, present condition and future prospects of Cytogen. Janney did not independently verify any of the information described above and for purposes of its opinion assumed the accuracy, completeness and fairness of all such information. Janney did not make and it was not provided with an independent evaluation or appraisal of the assets of Cytogen. With respect to the financial forecast information furnished by or discussed with Cytogen, Janney assumed that such information was prepared on the basis of reasonable assumptions and reflected the best currently available judgments and estimates of the management of Cytogen as to the likely future financial performance of Cytogen. Janney has also relied, with Cytogen's permission, on Cytogen's information regarding the total number of shares of our common stock outstanding for purposes of Janney's analysis. Janney's opinion is based on market, economic and other conditions as they existed and could be evaluated as of the date of such opinion.

        In reaching its opinion, Janney (i) reviewed the premiums paid in certain recent comparable transactions involving a publicly traded company; (ii) reviewed selected financial and stock market data for Cytogen and certain other publicly traded companies engaged in businesses which Janney believed to be comparable to Cytogen; (iii) reviewed the financial terms of certain recent business combinations which Janney believed to be relevant; (iv) reviewed the terms of the merger agreement in draft form; and (v) performed such other analyses, examinations and procedures, reviewed such other agreements and documents, and considered such other factors, as Janney deemed to be necessary, appropriate or relevant to render an opinion. Janney assumed that the final terms of the merger agreement reviewed by it in draft form would not vary materially from the draft dated March 10, 2008 reviewed by it.

        No company used in the analysis of premiums paid for similar companies, certain other publicly traded companies nor any transaction used in the analysis of selected mergers and acquisitions summarized below are identical to Cytogen or the merger. In addition, Janney believes that the analysis of premiums paid, of certain other publicly traded companies and the analysis of selected mergers and acquisitions are not simply mathematical. Rather, such analyses must take into account differences in the financial and operating characteristics of these companies and other factors, such as general economic conditions, conditions in the markets in which such companies compete and strategies and operating plans for such companies, that could affect the public trading value and acquisition value of these companies.

        In arriving at its opinion, Janney did not ascribe a specific range of values to Cytogen, but made its determination as to the fairness, from a financial point of view, of the merger consideration to be received by the holders of the common stock of Cytogen on the basis of a variety of financial and comparative analyses, including those described below. The summary of analyses performed by Janney as set forth below does not purport to be a complete description of the analyses underlying Janney's opinion. The presentation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial or summary description. The estimates contained in such analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of the business or securities do not purport to be appraisals or to reflect the prices at which businesses, companies or securities actually may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. In arriving at its opinion, Janney made qualitative judgments as to the significance and relevance of each analysis and factor considered by it. Accordingly, Janney believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create an incomplete view of the processes underlying such analyses and its opinion. Janney expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of Cytogen, or any class of such persons relative to the consideration to be received by the holders of the common stock of Cytogen in the merger or with respect to the fairness of any such compensation. Janney's opinion was approved by its fairness opinion committee.

        The following is a brief summary of the material factors considered and analyses performed by Janney and presented to the board of directors at its meeting on March 10, 2008.

  Premium Paid Analysis

        Janney identified and analyzed the premiums paid in 18 merger transactions of various values which occurred from September 1, 2006 to January 15, 2008 involving publicly traded companies, which Janney deemed comparable transactions to the merger. Janney performed this analysis to determine the premiums paid in these transactions over the applicable stock price of the target company one day, one week, and one month prior to announcement of the acquisition offer and to compare those premiums to the proposed premiums to be paid in the merger over the same time period.

        18 Comparable Transactions:

	% Premium to Announcement
	1 Day Prior	1 Week Prior	1 Month Prior
Average	37.1%	38.5%	44.0%
Median	33.6%	37.7%	43.3%
High	93.8%	69.2%	87.2%
Low	5.4%	3.7%	2.1%
Proposed transaction premium	34.8%	21.6%	12.7%

  Analysis of Selected Publicly Traded Comparable Companies

        Using publicly available information, Janney compared the operating and financial performance, capitalization and stock market valuation for Cytogen with respective corresponding data and ratios of certain similar publicly traded companies. Janney selected these companies from the universe of possible companies based upon Janney's view as to the comparability of financial and operating characteristics of these companies to Cytogen. With respect to each such analysis, Janney made such comparisons among the following companies: Aeterna Zentaris, Inc., Carrington laboratories Inc., Oscient pharmaceuticals Corp., Vernalis plc, Aurigan Laboratories Inc., Encysive Pharmaceuticals Inc. and Santons Inc., hereinafter referred to as the Peer Group.

        Janney compared Cytogen's operating statistics and proposed transaction values to the Peer Group. From an operating statistics viewpoint, during the last twelve months ended September 30, 2006, Cytogen's gross margin of 39.6% compared to a Peer Group average of 60.0%. Cytogen's operating margin of -209.5% compared to a Peer Group average of -74.1% and a revenue growth rate of 13.3% versus a Peer Group average of 36.0%.

        Janney then compared the valuation metrics of the Peer Group to Cytogen's current valuation, as well as to the valuation implied by the merger consideration. Janney utilized revenue as the comparison metric, as Cytogen as well as the Peer Group companies were all in a loss position. The results of the comparison were as follows:

Enterprise Value Revenue Multiple
	LTM		2008
	Average	Median	Average	Median
Peer Group	1.0x	0.5x	1.2x	1.1x
Transaction	1.1x		0.7x

	Market Capitalization Revenue Multiple
	LTM		2008
	Average	Median	Average	Median
Peer Group	0.7	0.7x	1.0x	1.1x
Transaction	1.1x		0.7x

  Analyses of Selected Comparable Transactions

        Janney reviewed the financial terms, to the extent publicly available, of twelve transactions since September 15, 2005 which Janney deemed comparable to the merger, or a Comparable Transaction. Janney noted that valuation in any transaction is a function of many characteristics including, but not limited to, revenue levels and growth, margins, pricing dynamics, technology, strength of pipeline and market opportunities. Janney also noted that many transactions in this industry do not disclose terms, and many Comparable Transactions are with targets that do not have comparable costs to Cytogen. Based on its review of the Comparable Transactions, Janney derived what it believed were appropriate valuation metrics based on multiples of revenue. All multiples for the Comparable Transactions were based on information available at the time of announcement of such transaction, without taking into account differing market and other conditions during the period during which such transactions occurred. The results of these calculations were as follows:

LTM Revenue Multiple
	Average	Median	High	Low
Comparable Transactions	1.1x	1.1x	1.9x	0.4x
Transaction		1.1x

        Together, these forgoing analyses helped support Janney's determination that the merger consideration was fair to the holders of Cytogen's common stock from a financial point of view.

  Discounted Cash Flow Analysis

        For informational purposes for the board of directors, Janney prepared a discounted cash flow analysis of the future unleveraged free cash flows that Cytogen's operations could be expected to generate during various periods using projections provided to Janney by Cytogen. The projected cash flows used for performing the discounted cash flow analysis were provided by management. As Janney discussed with management and the board of directors, the discounted cash flow analysis was performed without taking into account the risks associated with achieving those cash flows, the capital requirements necessary for reaching those objectives or the probability that those cash flows would be achieved. This analysis was not relied upon by Janney in its determination that the merger consideration was fair to the holders of Cytogen's common stock from a financial point of view. Unleveraged free cash flows of Cytogen were projected over a period ending December 31, 2010. A terminal value was calculated utilizing an exit multiple between 1.0x and 3.0x projected revenue in 2010. Such terminal values were based upon a review of the trading characteristics of the common stock of selected publicly traded companies, including the Comparable Companies. The estimated future unleveraged free cash flows and the terminal value were discounted to present values using a range of discounted rates from between 20% and 40%. Janney arrived at such discount rates based on its judgment of the weighted average cost of capital of selected publicly traded companies. Janney arrived at a range of estimated values for the common stock of between $0 and $35.81 million.

  Engagement

        Janney is a nationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and valuations for corporate and other purposes. The board of directors previously retained Janney in early 2007 to act as its financial advisor based on Janney's qualifications, reputation and experience. Pursuant to the terms of Janney's engagement letter with Cytogen dated December 31, 2007, the fee payable to Janney is $275,000, and this amount is not contingent on the consummation of the merger nor is it contingent on the conclusion reached by Janney in its opinion. In addition, Cytogen has agreed to reimburse Janney for its reasonable out-of-pocket expenses and to indemnify Janney for certain costs, expenses and liabilities related to or arising out of Janney's rendering of services under its engagement as financial advisor, or to contribute to payments Janney may be required to make in respect thereof. In addition to the agreement referenced above, Janney entered into an engagement letter with Cytogen on February 13, 2007 for the purposes of assisting Cytogen in exploring strategic alternatives, and in connection with that engagement, Janney and Cytogen agreed that Janney would provide a fairness opinion in respect of any transaction that resulted during the period of twelve months following the execution of the engagement letter. Upon delivery of the fairness opinion, the February 2007 agreement is superceded in its entirety by the December 2007 agreement. During the two years preceding the date of Janney's fairness opinion, Janney has not had any other material relationship with Cytogen or any of the other parties to the merger.

Interests of Our Directors and Executive Officers in the Merger

        In addition to their interests in the merger as stockholders, certain of our directors and executive officers have interests in the merger that differ from, or are in addition to, your interests as a stockholder. In considering the recommendation of our board of directors to vote "FOR" the approval of the merger agreement, you should be aware of these interests. Our board of directors was aware of, and considered the interests of, our directors and executive officers in approving the merger agreement, the merger and the transactions contemplated by the merger agreement. Except as described below, such persons have, to our knowledge, no material interest in the merger that differs from your interests generally.

  Change of Control Agreements

        We have entered into change of control agreements with the following members of our management team: Rita Auld, Vice President, Human Resources; Kevin J. Bratton, Senior Vice President and Chief Financial Officer; Thu Dang, Vice President, Finance; William F. Goeckeler, Senior Vice President, Operations; Kevin G. Lokay, President and Chief Executive Officer; and Stephen A. Ross, Senior Vice President, Sales and Marketing. The agreements provide compensation in the event a covered individual's employment is terminated during the term of the agreement as a result of a change in our control (including consummation of the merger). In the event a covered individual becomes entitled to payments upon termination following the change of control (including consummation of the merger), they will receive twelve months' base salary, a pro rata portion of his or her bonus compensation, the continuation of all benefits, reasonable Company-paid outplacement assistance and certain other accrued rights. EUSA has indicated that it is currently considering the most appropriate organization structure for all employees within its current business and will consider change of control payments in its analysis.

        For the purposes of the change of control agreements, a "change of control" generally is defined to take place when disclosure of such a change would be required by rule(s) promulgated by the Securities and Exchange Commission or when either:

  •
  a "person", as defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act becomes the beneficial owner, directly or indirectly, of securities of the Company representing (A) more than 35% of the combined voting power of the Company's then outstanding securities, unless such person is subject to contractual restrictions that would preclude him or her from voting such shares in a manner to influence or control the management of the Company's business or (B) 100% of the combined voting power of the Company's then outstanding securities regardless of any contractual restrictions;

  •
  less than a majority of the directors are persons who were either nominated or selected by the current board of directors;

  •
  the stockholders of the Company approve a merger, consolidation, or reorganization (A) other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 65% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after the merger, consolidation, or reorganization; and (B) other than a merger, consolidation or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent less than 65% but more than 1% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after the merger, consolidation or reorganization if the holder or holders of the shares in the surviving entity that do not represent the securities of the Company outstanding prior to the merger, consolidation or reorganization is or are subject to contractual restrictions that would preclude such holder or holders from voting such shares in a manner to influence or control the management of the Company's (or such surviving entity's) business;

  •
  the stockholders of the Company approve (A) the sale or other disposition of all or substantially all of the assets of the Company or (B) a complete liquidation or dissolution of the Company; or

  •
  the board of directors of the Company adopts a resolution to the effect that any person has acquired effective control of the business and affairs of the Company.

        In the event such officers become eligible for such payments following a change of control, based on their current compensation, they would be entitled to the following estimated payments (1):

Ms. Auld	$144,825
Mr. Bratton	$238,500
Ms. Dang	$188,000
Mr. Goeckeler	$285,470
Mr. Lokay	$400,000
Mr. Ross	$244,400

(1)
In addition to receiving 12 months' base salary, each executive is entitled to receive a pro rata portion of his or her bonus compensation, the continuation of all benefits, reasonable Company-paid outplacement assistance and certain other accrued rights. Please note that no bonuses were awarded to executive officers for 2007.

        We have not entered into any change of control agreements with our directors.

  EUSA Offer Letters with Management

        In connection with the execution of the merger agreement, our management executed employment offers from EUSA, the terms of which provide that the change of control agreements between us and our management will be terminated upon consummation of the merger. Pursuant to the terms of the offer letters extended by EUSA to our management, upon closing of the merger, EUSA intends to continue to employ our management on the same terms as they are currently employed, including their current compensation arrangements.

  Retention Agreements

        We have also entered into certain executive retention agreements with each of the following executive officers: Kevin J. Bratton, Senior Vice President, Finance and Chief Executive Officer; William F. Goeckeler, Ph.D., Senior Vice President, Operations; and Stephen A. Ross, Senior Vice President, Sales And Marketing; and the following key employee: Thu Dang, Vice President, Finance. In an effort to retain our valued executive management team, the executive retention agreements provide that if (i) a change of control (as defined in the executive retention agreement) or financing (as defined in the executive retention agreement) occurs prior to June 1, 2008, the executive shall be entitled to fifty percent (50%) of the retention bonus (defined in the executive retention agreement to equal fifty percent (50%) of the executive's current base salary); (ii) on each of June 1, 2008 and December 1, 2008, those executive officers employed by us shall be entitled to fifty percent (50%) retention bonus (defined in the executive retention agreement to equal fifty percent (50%) of the executive's current base salary), less any amounts already paid under the executive retention agreements; and (iii) if the executive's employment with us is terminated by us (other than for cause, disability or death), the executive shall be entitled to (a) a cash payment equal to (1) the executive's base salary through the date of termination to the extent not previously paid and (2) accrued unpaid vacation pay; and (b) the retention bonus, less any amounts paid under the executive retention agreement (defined in the executive retention agreement to equal fifty percent (50%) of the executive's current base salary). All amounts under the executive retention agreements shall be paid to the executive by the board of directors, at its sole discretion, in cash; shares of our common stock (the number of shares as set by the closing price of our common stock as listed on the NASDAQ Global Market on the triggering event's date set forth above); or a combination thereof.

  Employment Arrangement with Kevin Lokay

        Upon becoming president and chief executive officer, Kevin Lokay was awarded the following compensation arrangement:

  •
  Mr. Lokay receives an annual base salary of $400,000;

  •
  Mr. Lokay earns an annual bonus equal to up to 50% of Mr. Lokay's annual base salary, subject to achievement of certain performance goals established by the compensation committee of the board of directors;

  •
  Mr. Lokay is entitled to twelve (12) months of severance in the event he is terminated without cause;

  •
  Mr. Lokay is entitled to payment of up to $75,000 of relocation expenses; and

  •
  Mr. Lokay is entitled to five (5) weeks of paid vacation.

        Additionally, upon becoming president and chief executive officer, Mr. Lokay, received, in accordance with our 2006 Equity Compensation Plan, as amended, a grant of (i) 350,877 restricted stock units, or RSU's that vest upon the successful completion of a performance milestone established by the compensation committee of the board of directors and expire upon the triggering of the performance milestone event in section (ii); and (ii) 175,439 RSU's that vest upon the successful completion of another performance milestone established by the compensation committee of the board of directors and expire upon the triggering of the performance milestone event in section (i). Mr. Lokay would have been entitled to a greater number of RSUs if the Company raised additional financing, rather than consummating a merger; however, the Company determined that the merger would maximize stockholder value.

        Mr. Lokay also received grants of options as follows: (i) options to purchase 400,000 shares of the Company's common stock, in accordance with the 2004 Stock Incentive Plan, as amended, at an exercise price equal to the higher of the of closing price of the Company's common stock, as listed on the NASDAQ Global Market on December 18, 2007 and $0.57 and vesting at a rate of 25% on each anniversary of the date of grant; and (ii) options to purchase 100,000 shares of the Company's common stock, in accordance with the 2006 Plan, as amended, at an exercise price equal to the higher of the of closing price of the Company's common stock, as listed on the NASDAQ Global Market on December 18, 2007 and $0.57 and vesting at a rate of 25% on each anniversary of the date of grant.

  Treatment of Equity Awards

        Each outstanding option, stock equivalent right, warrant or other right to purchase shares of common stock will be canceled upon consummation of the merger and converted into the right to receive an amount (subject to any applicable withholding tax payable without interest) in cash equal to the product of (A) the amount, if any, by which the per share merger consideration exceeds the per share exercise price of such stock option and (B) the number of shares of common stock subject to such stock option immediately prior to the consummation of the merger.

        The following table (i) indicates the number of vested, unvested and total options held by our directors and executive officers on March 27, 2008, (ii) the weighted average exercise price of those options, (iii) the amount that our directors and executive officers are estimated to receive in settlement of their respective options if the merger is completed, and (iv) the number and value of any restricted shares or restricted stock units:

Executive Officer/Director	Vested Options	Unvested Options	Total Options(1)	Weighted Average Exercise Price	Total Amount to be Received Less Exercise Price	Number of restricted shares or restricted stock units(1)	Value of Shares(2)
Kevin G. Lokay	44,333	510,000	554,333	$1.38	$25,000	185,439	$114,972
Kevin J. Bratton	51,999	104,001	156,000	$2.55	$0	68,000	42,160
Stephen A. Ross	0	50,000	50,000	$1.59	$0	20,000	12,400
William F. Goeckeler	111,642	88,000	199,642	$6.52	$0	57,667	35,754
James A. Grigsby	81,700	17,500	99,200	$9.11	$0	10,000	6,200
John E. Bagalay, Jr.	46,100	10,000	56,100	$8.85	$0	10,000	6,200
Allen Bloom	42,000	10,000	52,000	$6.62	$0	10,000	6,200
Stephen K. Carter	45,987	10,000	55,987	$8.76	$0	10,000	6,200
Robert F. Hendrickson	45,700	10,000	55,700	$8.71	$0	10,000	6,200
Dennis H. Langer	20,000	10,000	30,000	$3.37	$0	10,000	6,200
Joseph A. Mollica	20,000	10,000	30,000	$3.37	$0	10,000	6,200

(1)
All options, restricted shares and restricted stock units held by our directors and executive officers (and other employees) will fully vest and become exercisable as of the consummation of the merger.

(2)
Based upon the merger consideration of $0.62 per share.

  Directors' and Officers' Indemnification and Insurance

        The merger agreement provides that all rights to indemnification existing in favor of any of our employees, directors or officers or any director or officer of our subsidiaries, referred to herein as the indemnified parties, as provided for on March 10, 2008 in the relevant certificate of incorporation, by-laws or equivalent documents of the Company or our subsidiaries, or in certain indemnification agreements, will survive the merger and will continue in full force and effect after the effective time. The merger agreement requires that the surviving corporation purchase a six-year directors' and officers' "tail" insurance policy at the effective time of the merger, comparable to the coverage provided under our current directors' and officers' liability insurance policy. The surviving corporation will not be required to pay a premium for the "tail" insurance in excess of the amount set forth on the exhibit detailing the transaction expenses under the merger agreement.

        In addition, the surviving corporation will, from and after the effective time, indemnify all indemnified parties to the fullest extent permitted by applicable law with respect to all acts and omissions arising out of such individuals' services as officers, directors, employees or agents of the Company or our subsidiaries or as trustees or fiduciaries of any plan for the benefit of our employees, or otherwise on our subsidiaries' behalf, occurring prior to the effective time including the transactions contemplated by the merger agreement.

Delisting and Deregistration of Common Stock

        If the merger is completed, the common stock will be delisted from the NASDAQ and deregistered under the Exchange Act, and we will no longer file periodic reports with the Securities and Exchange Commission.

Material U.S. Federal Income Tax Consequences

        The following discussion summarizes the material U.S. federal income tax consequences of the merger to holders of shares of common stock. This summary is for general informational purposes only and is not tax advice. The information in this section is based on the Internal Revenue Code of 1986, as amended, also referred to herein as the Code, applicable U.S. Treasury regulations issued thereunder, current administrative interpretations of the U.S. Internal Revenue Service, also referred to herein as the IRS, or court decisions, all as of the date hereof. We cannot assure you that future legislation, U.S. Treasury regulations, administrative interpretations and court decisions will not significantly change the current law or adversely affect existing interpretations of current law. Any such change could apply retroactively. No ruling from the IRS has been or will be sought with respect to any of the tax consequences of the merger and the statements in this proxy statement are not binding on the IRS or any court. We can provide no assurance that the tax consequences described below will not be challenged by the IRS or will be sustained by a court if so challenged.

        This summary does not address all aspects of taxation that may be relevant to you in light of your specific circumstances. Except as indicated otherwise, this summary does not address the tax treatment of holders of shares of common stock subject to special treatment under the U.S. federal income tax laws, including, without limitation:

  •
  banks and other financial institutions;

  •
  insurance companies;

  •
  tax-exempt organizations;

  •
  mutual funds;

  •
  individual retirement accounts and other tax deferred accounts;

  •
  dealers in securities or currencies;

  •
  traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;

  •
  persons whose functional currency is not the U.S. dollar;

  •
  persons holding their shares of common stock as part of a hedging transaction, conversion transaction or constructive sale or as a position in a "straddle";

  •
  expatriates and former long-term residents of the United States;

  •
  holders who acquired their shares of common stock through the exercise of employee stock options or warrants or otherwise as compensation; or

  •
  holders that own (or have owned during the preceding five (5) years) more than 5% of the shares of common stock.

        For purposes of this discussion, a "U.S. holder" is a beneficial owner of a share of common stock who is for U.S. federal income tax purposes:

  •
  a citizen or resident of the United States;

  •
  a corporation or other entity treated as a corporation for U.S. federal tax purposes created or organized in or under the law of the United States or of any state or under the laws of the District of Columbia;

  •
  an estate the income of which is subject to U.S. federal income tax regardless of the source of its income; or

  •
  a trust whose administration is under the primary supervision of a U.S. court and which has one or more United States persons who have the authority to control all substantial decisions of the trust, or which otherwise qualifies as a United States person.

        For purposes of this discussion, a "non-U.S. holder" is a beneficial owner of a share of common stock who is for U.S. federal income tax purposes:

  •
  a nonresident alien individual;

  •
  a corporation (or an entity treated as a corporation) created or organized in or under the law of a country (or a political subdivision thereof) other than the United States; or

  •
  a foreign estate or trust, which generally is an estate or trust that is not a U.S. holder.

        Non-U.S. holders may be subject to different tax consequences than those described below and should consult their tax advisors regarding their tax treatment under U.S. and foreign tax laws.

        If an entity treated as a partnership for U.S. federal tax purposes holds shares of common stock, the tax treatment of its partners or members generally will depend upon the status of the partner or member and the activities of the entity. If you are such an entity, a partner of a partnership or a member of a limited liability company or other entity classified as a partnership for U.S. federal tax purposes holding shares of common stock, you should consult your tax advisor.

        This discussion assumes that your shares are held as capital assets within the meaning of Section 1221 of the Code.

        This summary of certain material U.S. federal income tax consequences is for general information only and is not tax advice. Holders are urged to consult their tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

  Taxation of U.S. Holders

        General.    The receipt of cash by U.S. holders in exchange for the cancellation of their shares of common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes (and may also be a taxable transaction under applicable state, local, foreign and other income tax laws). In general, a U.S. holder will recognize gain or loss for U.S. federal income tax purposes, which is calculated separately for separate blocks of shares (i.e., shares acquired at different prices at different times), equal to the difference between the amount of cash that the holder receives in exchange for the cancellation of its shares of common stock and the U.S. holder's adjusted tax basis in such canceled shares. This gain or loss will be capital gain or loss and will be long-term capital gain or loss if the shares of common stock have been held for more than one year at the effective time of the merger. Such gain or loss will be short-term capital gain or loss if at the time of the merger the shares of common stock have been held for one year or less. An individual U.S. holder will be subject to tax on net long-term capital gain at a maximum U.S. federal income tax rate of 15% and on net short-term capital gain at ordinary income tax rates. Capital gains of corporate U.S. holders generally are taxable at the regular tax rates applicable to corporations. The deductibility of a capital loss recognized in the exchange is subject to certain limitations under the Code.

        A U.S. holder may be subject to backup withholding at a rate of 28% on the cash payments to which such holder is entitled pursuant to the merger, unless the holder properly establishes an exemption or provides a taxpayer identification number and otherwise complies with the backup withholding rules. Each U.S. holder should complete and sign an IRS Form W-9 and return it to the paying agent, in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption applies and is established in a manner satisfactory to the paying agent. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowable as a refund or a credit against a stockholder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

  Taxation of Non-U.S. Holders

        A non-U.S. holder that receives cash in exchange for the cancellation of its shares of common stock pursuant to the merger generally will not be subject to U.S. federal income tax, unless (i) such holder is an individual who is present in the United States for 183 or more days during the taxable year of such disposition and certain other conditions are met, (ii) the gain is effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder, subject to an applicable treaty providing otherwise, or (iii) such holder's shares constitute a "U.S. real property interest" under Section 897(c) of the Code.

        If you are a non-U.S. holder who is an individual and has been present in the United States for 183 or more days during the taxable year of the merger and certain other conditions are satisfied, you will be subject to a 30% tax on your net U.S. source gains from the sale or exchange of capital assets during the taxable year.

        If you are a non-U.S. holder and your gain is effectively connected with a U.S. trade or business, then you will be subject to U.S. federal income tax on your gain on a net basis. Non-U.S. holders that are corporations may also be subject to a branch profits tax on their effectively connected income at a rate of 30% or such lower rate as may be specified in an applicable income tax treaty, subject to adjustments.

        If you are a non-U.S. holder, you may also be subject to U.S. federal income tax on any gain from the sale of your shares if we are or have been a "U.S. real property holding corporation" within the meaning of Section 897(c)(2) of the Code (i) at any time the non-U.S. holder held shares of common stock, or (ii) within the five-year period preceding the sale of the shares of common stock if the non-U.S. holder holds shares of common stock for less than five years. We believe that:

  •
  we are not currently a "U.S. real property holding corporation;"

  •
  we have not been a "U.S. real property holding corporation" at any time in the previous five years; and

  •
  based on the assumption that the fair market value of the U.S. real property interests of each company in our group will continue to be less than 50 percent of the sum of the fair market value of our real property interests plus the fair market value of any other assets in the United States that are used in a business, we should not be a "U.S. real property holding corporation" in the future.

        If we were a "U.S. real property holding corporation" or were to become a "U.S. real property holding corporation," a non-U.S. holder would be subject to U.S. federal income tax on gain from its shares if the non-U.S. holder beneficially owned, or had owned at any time during the specified five-year period, more than 5% of the shares of common stock. A non-U.S. holder who beneficially owned no more than 5% of the shares of common stock during the previous five years would not be subject to U.S. federal income tax on gain from its shares if the common stock was treated as "regularly traded on an established securities market" within the meaning of Section 897(c)(3) of the Code.

        An applicable income tax treaty may modify certain of the U.S. federal income consequences to a non-U.S. holder. You should consult your tax advisor regarding your eligibility to qualify under a treaty and the consequences of application of the treaty to you.

  Backup Withholding and Information Reporting

        Backup withholding imposed at a rate of 28% and information reporting may apply to the payment of cash received by a non-U.S. holder for shares of common stock pursuant to the merger unless the holder certifies under penalties of perjury to its non-U.S. holder status or otherwise establishes an exemption. Backup withholding is not an additional tax. Amounts so withheld can be credited against such holder's federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS. To avoid backup withholding, a tendering non-U.S. holder should complete IRS Form W-8BEN or other applicable IRS Form W-8.

        Non-U.S. holders should consult their tax advisors regarding the application of U.S. federal income tax laws, including information reporting and backup withholding, to their particular situations.

        YOU SHOULD CONSULT YOUR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE MERGER INCLUDING THE APPLICABILITY AND EFFECT OF UNITED STATES FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS IN YOUR PARTICULAR CIRCUMSTANCES.

Exercising Appraisal Rights

        Holders of shares of our common stock who do not vote in favor of adoption of the merger agreement and who properly demand appraisal of their shares in accordance with the procedures under Section 262 of the General Corporation Law of the State of Delaware, also referred to herein as the DGCL, will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of the shares, exclusive of any element of value arising from the accomplishment or expectation of the merger. A copy of DGCL Section 262 is attached to this proxy statement as Annex D. Holders of stock options for our common stock are not entitled to appraisal rights with respect to such options.

        Below is a summary of the steps you must take if you are a stockholder and you wish to exercise your appraisal rights. You are strongly urged to read DGCL Section 262 carefully and in its entirety if you are considering the exercise of your appraisal rights. Failure to comply with the procedures set forth in Section 262 may terminate your appraisal rights.

  You must make a written demand for appraisal.

        You must deliver a written demand for appraisal to Cytogen Corporation at 650 College Road East, Princeton, New Jersey 08540, Attention: Kevin J. Bratton, Senior Vice President, Finance, and Chief Financial Officer, before the vote on the merger is taken at the special meeting. A vote against the merger alone will not constitute a valid demand for appraisal, and you therefore must provide written notice separate from your proxy. A demand for appraisal should be signed by or on behalf of the stockholder exactly as the stockholder's name appears on the stockholder's stock certificates. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, the demand should be executed in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a record holder; however, in the demand, the agent must identify the record owner or owners and expressly disclose that the agent is executing the demand as an agent for the record owner or owners. If the shares are held in "street name" by a broker, bank or nominee, the broker, bank or nominee may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising the rights with respect to the shares held for other beneficial owners; in such case, however, the written demand should set forth the number of shares as to which appraisal is sought and where no number of shares is expressly mentioned the demand will be presumed to cover all shares of our common stock held in the name of the record owner. Stockholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

  You must refrain from voting for approval of the merger.

        You must not vote your shares of our common stock for approval of the merger. You can terminate your right to appraisal, even if you have previously filed a written demand for appraisal, if you return a signed proxy and:

  •
  fail to vote against approval and adoption of the merger agreement and the approval of the merger; or

  •
  fail to note that you are abstaining from voting.

        Because a signed proxy that does not contain voting instructions will, unless revoked, be voted in favor of adoption of the merger agreement, if you wish to exercise the right to dissent from the merger and demand appraisal rights under DGCL Section 262, you must vote against the adoption of merger agreement or abstain from voting on the merger agreement proposal.

  You must continuously hold your shares of our common stock.

        You must continuously hold your shares of our common stock from the date you make the demand for appraisal through the completion of the merger.

  You must petition the Delaware Court of Chancery.

        If you and Cytogen cannot agree on the fair cash value of your dissenting shares, then within 120 days after the effective date of the merger, either the surviving corporation in the merger or any stockholder who has complied with the conditions of DGCL Section 262 may file a petition in the

Delaware Court of Chancery. The petition should request that the court determine the value of the shares of stock held by all of the stockholders who are entitled to appraisal rights. Cytogen has no intention at this time, or any obligation, to file such a petition. If you and Cytogen cannot agree on such a fair cash value and you do not file a petition within 120 days after the effective date of the merger, you will lose your appraisal rights.

  Appraisal of shares.

        If a petition for appraisal is timely filed, the Delaware Court of Chancery will determine the stockholders who are entitled to appraisal rights. The Delaware Court of Chancery will then determine the fair value of the applicable shares held by the dissenting stockholders, exclusive of any value arising from the accomplishment or expectation of the merger, but together with a fair rate of interest, if any, to be paid on the amount determined to be the fair value. In determining fair value, the court will consider all relevant factors, and there is extensive case law regarding the methodology and factors that the court can consider. The Delaware Court of Chancery may determine the fair value to be more than, the same as, or less than the merger consideration. The costs and expenses of the appraisal proceeding may be assessed against Cytogen and the dissenting stockholders, as the court deems equitable under the circumstances. However, you may request that the Delaware Court of Chancery allocate the expenses of the appraisal action incurred by any stockholder against the value of all of the shares entitled to appraisal. Determinations by the Delaware courts are subject to appellate review by the Delaware Supreme Court.

  Withdrawal of demand.

        You may withdraw your demand for appraisal and accept the merger consideration by delivering to us a written withdrawal of your demand, except that (1) any attempt to withdraw your demand for appraisal made more than 60 days after the completion of the merger will require the written approval of us, and (2) an appraisal proceeding in the Delaware Court of Chancery cannot be dismissed unless the court approves such dismissal.

        Failure to follow the steps required by DGCL Section 262 for exercising appraisal rights may result in the loss of such rights (in which event a Cytogen stockholder will be entitled to receive the applicable merger consideration with respect to such dissenting shares in accordance with the merger agreement). In view of the complexity of the provisions of DGCL Section 262, Cytogen stockholders who are considering objecting to the merger are urged to consult their own legal advisors.

Regulatory Approvals

        Under the merger agreement, we and the other parties to the merger agreement have agreed to use our reasonable best efforts to complete the transactions contemplated by the merger agreement in the most expeditious manner practicable, including obtaining all necessary governmental approvals.

        General.    Except for the filing of a Certificate of Merger with the Secretary of State of the State of Delaware at or before the effective date of the merger, we are unaware of any material federal, state or foreign regulatory requirements or approvals required for the execution of the merger agreement or completion of the merger. It is possible that any of the governmental entities with which filings are made may seek, as conditions for granting approval of the merger, various regulatory concessions. Cytogen can provide no assurance that EUSA or Cytogen will be able to satisfy or comply with these conditions or be able to cause their respective subsidiaries to satisfy or comply with these conditions, or that compliance or noncompliance will not have adverse consequences for EUSA after completion of the merger, or that the required regulatory approvals will be obtained within the time frame contemplated by EUSA and Cytogen and referred to in this proxy statement or on terms that will be satisfactory to EUSA and Cytogen. For further information, see "The Merger Agreement—Conditions to Consummation of the Merger" on page 50.

THE AGREEMENT AND PLAN OF MERGER

        The following summary describes certain material provisions of the merger agreement, which is included in this proxy statement as Annex A and is incorporated by reference into this proxy statement. This summary may not contain all the information about the merger agreement that is important to you and is qualified in its entirety by reference to the attached merger agreement. You are encouraged to read the merger agreement carefully in its entirety.

        The representations, warranties and covenants contained in the merger agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the merger agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Form of Merger

        Upon the terms and subject to the conditions of the merger agreement and in accordance with Delaware law, at the effective time of the merger, EUSA (USA) will be merged with and into Cytogen. As a result of the merger, the separate corporate existence of EUSA (USA) will cease and Cytogen will continue as a direct wholly-owned subsidiary of EUSA, and Cytogen is sometimes referred to as of and after such time as the surviving corporation. Following completion of the merger, Cytogen's common stock will cease to be quoted on NASDAQ, will be deregistered under the Exchange Act, and will no longer be publicly traded. Cytogen will be a privately held corporation and our current stockholders will cease to have any ownership interest in Cytogen or rights as stockholders of Cytogen. Therefore, our current stockholders will not participate in any future earnings or growth of Cytogen and will not benefit from any appreciation in the value of Cytogen.

Consummation and Effectiveness of the Merger

        Unless otherwise agreed to by the parties, the closing date for the merger will occur no later than the second business day after the satisfaction or waiver of the conditions to the consummation of the merger set forth in the merger agreement as described under "Conditions to Consummation of the Merger" beginning on page 50. The effective time of the merger will occur upon the filing of the certificate of merger with the Secretary of State of the State of Delaware.

Consideration to be Received in the Merger

        Cytogen common stock.    At the effective time of the merger, each share of Cytogen common stock issued and outstanding immediately prior to the effective time of the merger, other than shares held in treasury and shares owned by EUSA (USA), will automatically be converted into the right to receive $0.62 in cash for each issued and outstanding share of common stock of Cytogen, which amount may be incrementally reduced as set forth in the merger agreement so that the total merger consideration does not exceed $22.6 million in cash for all of the issued and outstanding common stock of Cytogen. The per share merger consideration would only be reduced in the event that we were to discover that additional shares of our common stock are outstanding that we currently are unaware of, or we issue additional shares of our common stock in the form of equity awards above the amounts that we currently intend to award. After the merger is effective, each holder of a certificate representing any shares of Cytogen common stock will no longer have any rights with respect to the shares, except for the rights to receive the merger consideration, as adjusted, without interest and less any required withholding taxes.

        Options, Stock Equivalent Rights, Warrants and Other Rights.    Each outstanding option, stock equivalent right, warrant or other right to acquire shares of Company common stock will be canceled upon consummation of the merger and converted into the right to receive an amount (subject to any applicable withholding tax payable without interest) in cash equal to the product of (A) the amount, if any, by which the per share merger consideration exceeds the per share exercise price of such stock option and (B) the number of shares of common stock subject to such stock option immediately prior to the consummation of the merger.

        Appraisal Rights.    Generally, under the DGCL, a stockholder of common stock of a company that is listed on a national securities exchange is not entitled to assert appraisal rights. However, there is an exception in the case of a merger by which the stockholders of the target corporation only receive cash in consideration of the merger. Therefore, you are entitled to assert appraisal rights in connection with the merger. The merger agreement provides as a condition to closing that the number of shares of common stock held by stockholders demanding appraisal rights does not represent more than 10% of the Company's outstanding common stock or the effective date of the merger.

Procedures for Surrender of Certificates and Payment

        As promptly as reasonably practicable following the effective time of the merger, the paying agent appointed by EUSA will mail to each person who was a holder of record of Cytogen common stock immediately prior to the effective time a letter of transmittal that will contain instructions for use in effecting the exchange of the certificates representing our common stock.

        Upon surrender to the paying agent of a certificate representing outstanding shares of Cytogen common stock for cancellation, together with a duly completed and executed letter of transmittal, the holder of such certificate will be entitled to receive in exchange a check representing the applicable amount of cash that such holder has the right to receive after giving effect to any required tax withholdings. No interest will be paid or will accrue on the amount payable upon surrender of the certificates.

        YOU SHOULD NOT RETURN YOUR STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD, AND YOU SHOULD NOT FORWARD YOUR STOCK CERTIFICATES TO THE PAYING AGENT WITHOUT A PROPERLY COMPLETED LETTER OF TRANSMITTAL.

        You will not be entitled to receive the merger consideration until you surrender your stock certificate or certificates (or effective affidavit of loss in lieu thereof) to the paying agent, together with a properly completed and duly executed letter of transmittal and any other documents as may be reasonably requested by the paying agent. If a transfer of ownership of shares is not registered in the transfer records of Cytogen, cash to be paid upon due surrender of the stock certificate may be paid to the transferee if the stock certificate formerly representing the shares is presented to the paying agent accompanied by all documents required to evidence and effect the transfer and to evidence that any applicable stock transfer taxes have been paid.

        EUSA, Cytogen or the paying agent will be entitled to deduct and withhold from the merger consideration otherwise payable to any person such amounts as may be required to be deducted and withheld with respect to the making of such payments under the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, or under any provision of state, local or foreign tax law.

Charter, Bylaws, Directors and Officers

        When the merger is completed, the certificate of incorporation and bylaws of the surviving corporation will be those of EUSA (USA) in effect immediately prior to the effective time. The directors of EUSA (USA) at the effective time of the merger will continue as the directors of the surviving corporation. The officers of Cytogen at the effective time of the merger will continue as officers of the surviving corporation.

Conditions to Consummation of the Merger

        The obligations of the parties to consummate the merger are subject to the satisfaction or waiver on or prior to the date of closing of the following conditions:

  •
  the approval and adoption of the merger agreement by the affirmative vote of a majority of the outstanding shares of common stock of Cytogen entitled to vote at the stockholders meeting;

  •
  no law, order, injunction or decree (whether temporary, preliminary or permanent) will have been enacted, issued, promulgated, enforced or entered that is in effect and that restrains, enjoins or otherwise prohibits the consummation of the merger;

  •
  all authorizations and orders or, declarations and filings with, and notices to any governmental entity required to permit the consummation of the merger shall have been obtained or made and shall be in full force and effect; and

  •
  we shall have filed our definitive proxy statement in accordance with the provisions of the Exchange Act, and the SEC shall not have initiated an enforcement action or otherwise sought to prevent the solicitation of proxies with regard to the merger.

        The obligations of EUSA and EUSA (USA) to effect the merger are subject to satisfaction or waiver at or prior to the closing of the merger of, among other things, the following additional conditions:

  •
  our representations and warranties that are qualified as to materiality or material adverse effect being true and correct in all respects, and all of our other representations and warranties, not so qualified, being true and correct in all material respects, in each case as of the closing date, except where the representation or warranty is expressly limited to another date;

  •
  we have performed in all material respects all obligations required to be performed by us under the merger agreement at or prior to the closing date;

  •
  we have confirmed that there has been no material adverse effect on our business;

  •
  subject to certain qualifications, the absence of any pending or threatened suit, action or proceeding by any governmental entity or third party challenging or seeking to prohibit or limit the acquisition by EUSA or EUSA (USA) of shares of our common stock, or seeking to obtain material damages with respect to the merger, such that a burdensome condition would result or would be reasonably likely to result;

  •
  we have obtained the consent of each person whose consent is required under any material contracts to which we are a party;

  •
  we have delivered to EUSA satisfactory evidence of the cancellation of all of our stock options and other purchase rights and the termination of all of our stock option plans;

  •
  we have delivered to EUSA certificates of good standing for Cytogen and our subsidiaries;

  •
  we have delivered to EUSA resignations from the directors of Cytogen and our subsidiaries holding such positions immediately prior to the time the merger becomes effective;

  •
  each of our executive officers and directors have delivered a voting agreement and have complied with all of their obligations under the voting agreement;

  •
  we have delivered an officer's certificate certifying that we have performed our obligations under the merger agreement and any corporate documents, which related to the consummation of the merger, reasonably requested by EUSA;

  •
  the number of shares of our common stock held by holders demanding appraisal rights under the DGCL represent not more than 10% of the outstanding Company common stock as of the effective date of the merger agreement;

  •
  we have not accepted any buy out of royalties from Progenics Pharmaceuticals, Inc. without prior consultation with EUSA; and

  •
  we have filed our Annual Report on Form 10-K with the SEC, including audited financial statements for the year ended December 31, 2007, no later than March 17, 2008.

        Our obligations to effect the merger are subject to satisfaction or waiver at or prior to the closing of the merger of, among other things, the following additional conditions:

  •
  the representations and warranties of EUSA and EUSA (USA) that are qualified by materiality or material adverse effect being true and correct, and all other representation and warranties of EUSA and EUSA Pharma (USA), not so qualified, being true and correct in all material respects, in each case as of the closing date, except where the representation or warranty is expressly limited to another date;

  •
  EUSA and EUSA (USA) having performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the closing date; and

  •
  An affiliate of EUSA has entered into a sublicense agreement with us for the sublicense of European and Asian rights to our CAPHOSOL® product pursuant to which we have granted EUSA the exclusive rights to commercialize CAPHOSOL® in Europe and Asia in exchange for a payment of $10,000,000, $5,000,000 of which will go to exercise our option to acquire such rights and the remaining $5,000,000 will be used for general working capital expenses through closing of the merger. Such sublicense agreement was executed by the parties on March 10, 2008. In the event that the merger agreement is terminated due to the consummation of a superior proposal, as defined in the merger agreement, or a financing or asset sale without EUSA's approval which is deemed to be a breach by us under the covenants of the merger agreement, (i) EUSA will return to us the rights granted under the sublicense agreement and we will pay EUSA $10,000,000 plus interest calculated at 4% per annum for either (i) the period of time between the effective date and the closing of the superior proposal, or (ii) the period of time between the termination of the merger agreement and the closing of the financing or asset sale, as applicable.

Representations and Warranties

        The merger agreement contains representations and warranties made by us to EUSA and EUSA (USA), and by EUSA and EUSA (USA) to us, and may be subject to important limitations and qualifications agreed to by the parties in connection with negotiating the terms of the merger agreement. In particular, the representations may be made only as of a specified date, may be subject to specific contractual exclusions, may be subject to contractual standards of materiality different from those generally applicable to public disclosures to stockholders, may be subject to the knowledge of limited individuals at the Company or may have been used for the purpose of allocating risk among the parties rather than establishing matters of fact. For the foregoing reasons, you should not rely on the representations and warranties contained in the merger agreement as statements of factual information.

        Our representations and warranties relate to, among other things:

  •
  organization and good standing as well as ownership of our subsidiaries;

  •
  our certificate of incorporation and by-laws;

  •
  capitalization, including in particular the number of shares of our common stock, preferred stock and stock options;

  •
  due authorization, execution, delivery and enforceability of the merger agreement;

  •
  the required consents and approvals of governmental entities in connection with the merger;

  •
  absence of conflicts with our governing documents, applicable laws and contracts;

  •
  we have obtained all consents required under any material contracts to which it is a party, and such material contracts remain enforceable;

  •
  compliance with laws and certain permits necessary for the lawful conduct of our and our subsidiaries' business;

  •
  we have not made untrue statements or failed to make required disclosures to government entities;

  •
  compliance with applicable SEC filing requirements since January 1, 2002 in general, including with respect to disclosure controls and procedures, internal controls over financial reporting, and accuracy of information contained in such documents;

  •
  absence of certain material changes or events, including the absence of any event or occurrence that has had or would reasonably be expected to have a material adverse effect with respect to our business since the date of our balance sheet provided pursuant to the merger agreement;

  •
  labor and employment matters;

  •
  employee benefit plans and matters relating to ERISA;

  •
  material contracts and performance of obligations thereunder;

  •
  absence of pending or threatened litigation;

  •
  our compliance with environmental laws and regulations;

  •
  ownership and use of intellectual property;

  •
  the filing of tax returns and payment of taxes;

  •
  our legally enforceable rights to use our properties and assets;

  •
  the receipt of a fairness opinion from our financial advisor, Janney;

  •
  engagement and payment or absence of fees of brokers, finders and investment bankers;

  •
  the non-applicability of certain takeover statutes to the transaction;

  •
  the vote required to effectuate the merger;

  •
  absence of related party transactions;

  •
  the non-applicability of our rights plans to the transactions contemplated by the merger agreement;

  •
  insurance and insurance policies; and

  •
  the completeness and accuracy of our books and records.

        Many of our representations and warranties are qualified by a "material adverse effect" standard. The merger agreement provides that a material adverse effect means, with respect to Cytogen, any change in or effect on the business, assets, liabilities, properties, prospects, results of operation or condition (financial or otherwise) of the Company or any of its subsidiaries that is or could reasonably be expected to be materially adverse to the Company and its subsidiaries, taken as a whole, other than any change, effect, event or occurrence to the extent arising out of or resulting from:

  •
  general economic or market conditions or general changes or developments in the specialty pharmaceutical industry or affecting participants in the specialty pharmaceutical industry, except where these have a disproportionate impact on the Company;

  •
  failure by the Company to meet revenue or earnings predictions of equity analysts for any period ending on or after the date of the merger agreement and prior to the closing date;

  •
  any action required by the merger agreement or taken pursuant to the written consent of EUSA;

  •
  the announcement or performance of the merger agreement and transactions contemplated hereby;

  •
  changes or effects resulting from the actions of EUSA or its subsidiaries;

  •
  changes in price or trading volume of the Company's common stock (except the underlying reasons for the change may constitute a material adverse effect on Cytogen); or

  •
  changes in U.S. generally accepted accounting principles.

        Material adverse effect with respect to Cytogen also means any change in or effect on the business, assets, liabilities, properties, prospects, results of operation or condition (financial or otherwise) of the Company or any of its subsidiaries that could, or could reasonably be expected to, prevent or materially delay or materially impair the ability of the Company or any of its subsidiaries to perform their obligations under the merger agreement or consummate the merger and the other transactions contemplated by the merger agreement.

        The merger agreement contains customary representations and warranties of EUSA and EUSA (USA), including representations and warranties relating to, among other things:

  •
  organization, good standing and similar company matters;

  •
  due authorization, execution, delivery and enforceability of the merger agreement;

  •
  the required consents and approvals of governmental entities in connection with the approval of the merger;

  •
  that EUSA and its affiliates have sufficient funds to pay the merger consideration and the transaction fees and expenses;

  •
  absence of conflicts with the companies' respective governing documents, applicable laws and contracts; and

  •
  engagement and payment or absence of fees of brokers, finders and investment bankers.

        The representations and warranties of each party to the merger agreement will expire upon completion of the merger or termination of the merger agreement.

Conduct of Business by Cytogen Prior to Consummation of the Merger

        We have agreed in the merger agreement that prior to the effective time of the merger, we will and will cause each of our subsidiaries to:

  •
  maintain our corporate existence and conduct our operations only in the ordinary course of business consistent with past practice and subject to consultation with the Management Consulting Committee;

  •
  use commercially reasonable efforts to preserve substantially intact our business organizations, to keep available the services of our current officers and key employees and to preserve the goodwill of customers, lenders, distributors, regulators, suppliers and all other persons having business relationships with us and our subsidiaries;

  •
  maintain our books and records in accordance with past practice, and to use our reasonable best efforts to maintain in full force and effect all authorizations and policies;

  •
  promptly notify EUSA of any event or occurrence not in the ordinary course of business;

  •
  provide EUSA with a list of actions that must be taken by us or any of our subsidiaries within 60 days immediately following the closing date for the purposes of obtaining, maintaining, perfecting, preserving or renewing any of our registered items; and

  •
  use our best efforts to conduct our business in such a manner that on the closing date our representations and warranties contained in the merger agreement will be true and correct, as though such representations and warranties were made on and as of such date, and we will use our best efforts to cause all of the conditions to the obligations of EUSA and EUSA (USA) under the merger agreement to be satisfied as soon as practicable following the date of the agreement.

        Further, subject to certain exceptions, we have agreed that until the consummation of the merger, we will not, and will cause each of our subsidiaries not to, without the prior written approval of EUSA:

  •
  adopt or propose any amendment to our certificate of incorporation or bylaws or the comparable organizational documents of any subsidiary;

  •
  declare, set aside or pay any dividend or other distribution (whether in cash, stock or other property) with respect to any securities;

  •
  issue or authorize for issuance any securities, except the grant of stock options to newly hired non-officer employees in the ordinary course of business consistent with past practice or the issuance of shares of our common stock upon the exercise of Company stock options;

  •
  make any change in any issued and outstanding securities, or redeem, purchase or otherwise acquire any securities other than the repurchase at cost from employees of shares of Company common stock in connection with the termination of their employment pursuant to our standard form of option/restricted shares agreement;

  •
  modify the compensation or benefits payable or to become payable by us or any of our subsidiaries to any of our current or former directors, employees, contractors or consultants, or modify any bonus, severance, termination, pension, insurance or other employee benefit plan, payment or arrangement made to, for or with any of our or our subsidiaries' current or former directors, employees, contractors or consultants;

  •
  enter into any employment (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable "at-will"), severance or termination agreement, outside of ordinary course of business;

  •
  establish, adopt, enter into, amend or terminate any of our benefit plans or any collective bargaining, thrift, compensation or other plan, agreement, trust, fund, policy or arrangement for the benefit of any of our or our subsidiaries' current or former directors, employees, contractors or consultants;

  •
  sell, lease, transfer or assign any of our or our subsidiaries' property or assets;

  •
  assume, incur or guarantee any indebtedness, other than endorsements for collection in the ordinary course of business, modify the terms of any existing indebtedness or repay any existing indebtedness in advance of its maturity date;

  •
  mortgage, pledge or permit to become subject to liens (other than permitted liens) any of our or our subsidiaries' properties or assets;

  •
  make any loans, advances or capital contributions to, or investments in, any other person;

  •
  cancel any debts or waive any claims or rights of substantial value;

  •
  other than in the ordinary course of business consistent with past practice, (i) amend, modify or terminate, or waive, release or assign any rights under, any material contract, (ii) enter into any contract which, if entered into prior to the date of the merger agreement, would have been required to be provided to EUSA under the merger agreement;

  •
  make any capital expenditure, or commit to make any capital expenditure, which in any one case exceeds $50,000 or capital expenditures which in the aggregate exceed $200,000 or except as permitted, acquire any assets, properties or rights other than inventory in the ordinary course of business consistent with past practice;

  •
  amend any Company stock option, Company restricted share or other purchase right or authorize cash payments in exchange for any of the foregoing;

  •
  settle or compromise any litigation other than settlements or compromises of litigation where the settlement is limited solely to the release of claims and the monetary payment by the Company or any of its subsidiaries does not exceed $100,000 in the aggregate or $25,000 in any individual case;

  •
  make any filings or registrations, with any governmental entity, except routine filings and registrations made in the ordinary course of business;

  •
  be party to any merger, acquisition, consolidation, recapitalization, liquidation, dissolution or similar transaction involving us or any of our subsidiaries or any purchase of all or any substantial portion of the assets or securities;

  •
  take any actions outside the ordinary course of business;

  •
  other than as required by GAAP (as advised by its regular independent accounts), make any changes in our accounting methods, principles or practices;

  •
  make any tax election, change our method of tax accounting or settle any claim relating to taxes;

  •
  take any action or omit to do any act within our reasonable control which action or omission which is reasonably likely to result in any of the conditions to the merger not being satisfied, except as may be required by applicable law; or

  •
  agree to do any of the foregoing.

        Additionally, we have agreed in the merger agreement, promptly following execution of the merger agreement, to establish a management consulting committee, or MCC, which shall consist of a minimum of six (6) persons with Cytogen and EUSA each entitled to appoint three (3) members. The MCC shall exist for a term beginning on March 10, 2008 and terminate on the earlier of (i) termination of the merger agreement; and (ii) the Effective Time. The MCC shall be a forum for information sharing with respect to the operations and working capital of Cytogen between March 10, 2008 and the earlier of the (i) termination of the merger agreement; and (ii) the Effective Time. The MCC shall meet at least twice during every calendar month during the period beginning March 10, 2008 and terminating on the earlier of (i) termination of the merger agreement; and (ii) the Effective Date. The MCC shall have no decision making authority with respect to the parties, but shall have the right to consultation with respect to the operations and working capital of Cytogen during the applicable period.

        The merger agreement requires that we, as promptly as practicable, call and hold a special meeting of our stockholders for the purpose of voting upon the adoption of the merger agreement, even if we change our recommendation that our stockholders vote in favor of adopting the merger agreement, unless the merger agreement is terminated as described below in "Termination of the Merger Agreement".

Covenants of EUSA Pursuant to the Merger Agreement

        The merger agreement provides that EUSA will do the following:

  •
  take all reasonable actions necessary to allow eligible employees of the Company and its subsidiaries who will become employees of the surviving corporation, hereinafter referred to as transitioned employees, to participate in employee benefit plans with terms that are substantially similar to those maintained by the Company immediately prior to the effective time of the merger to the extent such terms are permitted under any applicable employee benefit plan maintained by EUSA or the surviving corporation; provided that EUSA or the surviving corporation do not have to offer any stock option, stock purchase, restricted stock, stock appreciation right, phantom stock or similar plan that provides for the issuance of shares of EUSA or the surviving corporation stock or interests in such stock, to any person. EUSA or surviving corporation will recognize length of service, certain accrued benefits and contributions of transitioned employees in connection with providing employee benefits to the transitioned employees. Additionally, the following members of our management team have executed offer letters for employment with EUSA upon closing of the merger: Kevin G. Lokay, President and Chief Executive Officer, Kevin J. Bratton, Senior Vice President, Finance and Chief Financial Officer; William F. Goeckeler, Senior Vice President, Operations; Stephen A. Ross, Senior Vice President, Sales and Marketing; and Thu Dang, Vice President, Finance, and Rita A. Auld, Vice President, Human Resources;

  •
  use reasonable best efforts to cause the common stock of Cytogen to be no longer quoted on the NASDAQ and to be deregistered under the Exchange Act as soon as practicable following the effective time of the merger;

  •
  from and after the effective time of the merger, to the fullest extent permitted by law, indemnify each person who is or has been an officer, director or employee of the Company or any of its subsidiaries from any claims, losses, damages, costs, expenses, liabilities or judgments or amounts that are paid in connection with any claim or action brought against the individual in his or her capacity as an officer, director or employee of the Company or any of its subsidiaries at or prior to the effective time of the merger to the extent required under the Company's charter documents and indemnification agreements with such individuals. Additionally, EUSA will maintain directors' and officers' liability insurance the same as, or substantially similar, to the policy maintained by us at the time of the merger for six years after the effective time of the merger; provided that the premiums to be paid on the policies do not exceed the amount contemplated as transaction expenses pursuant to the merger agreement.

Restrictions on Solicitations

        The merger agreement provides that we will not, and will not authorize or permit, directly or indirectly, any of our representatives to:

  •
  initiate, solicit, knowingly encourage or seek, directly or indirectly, any inquiries relating to or the making or implementation of any third party proposal;

  •
  engage in any negotiations concerning, or provide any information or data to, or have any substantive discussions with, any person relating to a third party proposal;

  •
  otherwise cooperate in or facilitate any effort or attempt to make, implement or accept a third party proposal;

  •
  enter into contract with any person relating to a third party proposal; or

  •
  release any third party from, or waive any provision of, any confidentiality or standstill agreement to which it is a party.

        Notwithstanding these restrictions, the merger agreement provides that if we receive a bona fide unsolicited third party proposal that our board of directors determines in good faith constitutes, or is reasonably likely to constitute, a superior proposal, after receiving advice from our independent legal and financial advisors, our board of directors determines in good faith, after consultation with our independent legal and financial advisors, that the failure to participate in negotiations or discussions or to furnish information or date would constitutes a breach of our board of directors' fiduciary duties, we have obtained an executed confidentiality agreement with the third party with terms no more favorable than our confidentiality agreement with EUSA, and we provide EUSA with at least three business days' prior notice of such determination by our board of directors, we may:

  •
  provide non-public information or data about us or our subsidiaries to the third party; and

  •
  participate or engage in negotiations or discussions with the third party with respect to the takeover proposal.

        The merger agreement does not prevent us from complying with applicable laws with regard to making public disclosures of an acquisition proposal.

        Our board of directors is permitted to withhold, withdraw, amend, modify or change its recommendation to vote in favor of the merger and, in the case of a tender offer or exchange offer made directly to the our stockholders, recommend that our stockholders accept the tender or exchange offer, if all of the following conditions are satisfied:

  •
  a superior proposal is made to us and is not withdrawn;

  •
  our stockholders' meeting has not occurred;

  •
  we have provided at least three business days' prior written notice to EUSA stating that we have received a superior proposal, the terms and conditions of such superior proposal, the identity of the person making such superior proposal, and our intent to effect a change of recommendation and the manner in which we intend to so;

  •
  EUSA shall not have, within the notice period, made an offer that our board of directors by a majority vote determines in its good faith judgment (based on the written advice of our financial advisor) to be at least as favorable to us and our stockholders as such superior proposal (it being agreed that our board of directors shall convene a meeting to consider any such offer by EUSA promptly following the receipt thereof);

  •
  our board of directors concludes in good faith, after receiving the advice of its outside legal counsel, that, in light of such superior proposal, the failure of our board of directors to effect a change of recommendation is reasonably likely to result in a breach of their fiduciary obligations to our stockholders under applicable Law; and

  •
  we shall not have breached any of the provisions set forth in the exclusivity provision of the merger agreement.

        The merger agreement generally defines the term "third party proposal" to mean any contract, proposal or offer (including any proposal or offer to our stockholders) with respect to a proposed or potential acquisition transaction. The merger agreement defines the term "acquisition transaction" to mean:

  •
  any sale, lease or other disposition, direct or indirect (and however structured), of any of our or our subsidiaries' business or assets;

  •
  any tender offer (including a self-tender offer) or exchange offer;

  •
  a merger, consolidation, share exchange, business combination, reorganization, joint venture, recapitalization, liquidation, dissolution or other similar transaction that involves us;

  •
  the issuance, sale or other disposition, direct or indirect (and however structured), of securities (or securities or other rights convertible into, or exercisable or exchangeable for, such securities); or

  •
  any combination of the foregoing (other than the merger proposed herein).

        The merger agreement provides that the term "superior proposal" means an unsolicited bona fide third party proposal pursuant to which a person (or its stockholders) would own, if consummated, all or substantially all of the outstanding capital stock of the Company (or of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger) or all or substantially all the assets of the Company and its subsidiaries taken as a whole on terms that the board of directors of the Company determines, in its good faith judgment (based on the advice of a financial advisor), to be more favorable to the Company stockholders from a financial point of view than the terms of the merger and with any financing required to consummate the transaction contemplated by such third party proposal committed or likely, in the good faith judgment of the board of directors of the Company (based on the advice of a financial advisor), to be obtained by such third party on a timely basis.

Termination of the Merger Agreement

        The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after stockholder approval has been obtained, as follows:

  •
  by mutual written consent of EUSA and Cytogen;

  •
  by either EUSA or Cytogen, if:

  •
  the merger has not been consummated on or before December 31, 2008 (other than because of the non-fulfillment by the party seeking termination of any obligation under the merger agreement that materially contributed to the failure to consummate the merger);

  •
  our stockholders do not approve and adopt the merger agreement by the requisite affirmative vote of a majority of the outstanding shares of common stock held by stockholders entitled to vote at the special meeting or any adjournment or postponement thereof;

  •
  any law or final, non-appealable government order, injunction or decree preventing the consummation of the merger has become final and nonappealable; or

  •
  the other party to the merger agreement breaches any of its representations, warranties, covenants or agreements that would give rise to a failure of a condition to the merger and such breach is not cured by the earlier of (i) 30 days after the delivery of notice of the breach by the non-breaching party or (ii) December 31, 2008, or such breach is not curable.

  •
  by EUSA, if:

  •
  any condition to the obligations of EUSA under the merger agreement becomes incapable of fulfillment other than as a result of a breach by EUSA of any covenant or agreement contained in the merger agreement, and such condition is not waived by EUSA;

  •
  our board of directors fails to call the stockholders' meeting in accordance with the terms of the merger agreement and to hold such meeting by December 30, 2008;

  •
  we fail to include in the proxy statement the unanimous recommendation of our board of directors in favor of the stockholder approval;

  •
  our board of directors withdraws or modifies or amends its recommendation of approval of the merger agreement in any manner adverse to EUSA;

  •
  we recommend to our stockholders or approve or endorse a third party proposal or enter into any letter of intent, memorandum of understanding or similar document or any contract (other than a nondisclosure agreement) constituting, accepting or directly related to, or which is reasonably likely to lead to, any third party proposal;

  •
  our board of directors fails to reject a third party proposal within 10 business days following our receipt of such proposal;

  •
  we breach our exclusivity obligations under the merger agreement;

  •
  a tender offer or exchange offer relating to the outstanding shares of capital stock of the Company is commenced, and our board of directors fails to recommend within 10 business days against acceptance of such tender offer or exchange offer by our stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by our stockholders); or

  •
  we resolve, agree or propose publicly to take any such actions in response to a third party proposal.

  •
  by Cytogen if:

  •
  any condition to our obligations under the merger agreement becomes incapable of fulfillment other than as a result of a breach by us of any covenant or agreement contained in the merger agreement, and we have not waived such condition.

Expenses and Termination Fees

        Except for termination fees and expenses as described below, all costs and expenses incurred in connection with the merger agreement, the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring those costs or expenses.

        Fees and Expenses Payable by EUSA.    EUSA will pay us a termination fee equal to 5% of the total merger consideration, including up to $500,000 for reimbursement of expenses, if the merger agreement is terminated by us due to EUSA's breach of any representation, warranty, covenant or agreement contained in the merger agreement. Unless otherwise provided in the merger agreement, any termination of the merger agreement by us will not result in any financial payment by EUSA or other remedy in equity or law.

        Fees and Expenses Payable by Cytogen.    We will pay to EUSA a termination fee equal to 5% of the total merger consideration, including up to $500,000 for reimbursement of expenses, if the merger agreement is terminated:

  •
  by EUSA because:

  •
  any breach by us of any representation, warranty, covenant or agreement contained in the merger agreement or if any of our representations or warranties become untrue so that we cannot satisfy the conditions under the merger agreement and we are unable to cure through our good faith efforts. If prior to termination but following the date of the merger agreement any person has made to us or our stockholders, or publicly announced, a proposal, offer or indication of interest relating to any acquisition transaction, we will pay EUSA one-half of the termination fee and full reimbursement of expenses and if within 12 months of the termination an acquisition transaction is consummated with the third party bidder or we enter into an agreement, letter of intent or similar agreement with the third party bidder relating to an acquisition transaction, we will pay EUSA the remaining one-half of the termination fee;

  •
  our board of directors fails to call our stockholders' meeting in accordance with the merger agreement;

  •
  we fail to include the unanimous recommendation of our board of directors in favor of the Company stockholder approval in the proxy statement;

  •
  our board of directors effects a change of recommendation or resolves to do so;

  •
  we recommend to our stockholders or approve or endorse a third party proposal or enter into a letter of intent, memorandum of understanding or similar document or any contract (other than a nondisclosure agreement) constituting, accepting or directly related to, or which is reasonably likely to lead to, any third party proposal;

  •
  our board of directors fails to reject a third party proposal within 10 business days following our receipt;

  •
  we breach (other than inadvertent immaterial breaches) our exclusivity obligations under the merger agreement;

  •
  a tender offer or exchange offer relating to the outstanding shares of capital stock of the Company is commenced, and our board of directors fails to recommend within 10 business days against acceptance of such tender/exchange offer by our stockholders; or

  •
  we resolve, agree or propose publicly to take any such actions described above in response to a third party proposal; or

  •
  by EUSA or by Cytogen because:

  •
  the merger agreement is not adopted by our stockholders at the stockholders meeting or any adjournment or postponement thereof. If prior to termination but following the date of the merger agreement any person has made to us or our stockholders, or publicly announced, a proposal, offer or indication of interest relating to any acquisition transaction, we will pay EUSA one-half of the termination fee and full reimbursement of expenses and if within 12 months of the termination an acquisition transaction is consummated with the third party bidder or we enter into an agreement, letter of intent or similar agreement with the third party bidder relating to an acquisition transaction, we will pay EUSA the remaining one-half of the termination fee.

        Unless otherwise provided in the merger agreement, any termination of the merger agreement by EUSA will not result in any financial payment by us or other remedy in equity or law.

Other Consequences of Termination

        In the event that the merger agreement is terminated due to the consummation of a superior proposal, as defined in the merger agreement, or a financing or asset sale without EUSA's approval which is deemed to be a breach by us under the covenants of the merger agreement, (i) EUSA will return to Cytogen the rights granted under the sublicense agreement and we will pay EUSA $10,000,000 plus interest calculated at 4% per annum for (i) the period of time between the effective date and the closing of the superior proposal, or (ii) the period of time between the termination of the merger agreement and the closing of the financing or asset sale, as applicable.

Reasonable Best Efforts and Consents

        Cytogen, EUSA (USA) and EUSA will each use their reasonable best efforts to take, or cause to be taken, all action, and do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, as promptly as practicable, all things necessary, proper or advisable under applicable laws and regulations to:

  •
  ensure that the conditions set forth in the merger agreement are satisfied;

  •
  consummate and make effective the merger and the other transactions contemplated by the merger agreement;

  •
  cause the effective time to take place as promptly as practicable following stockholder approval of the merger, and in no instance later than December 31, 2008; and

  •
  obtain any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made from any governmental entities in connection with the merger agreement and the consummation of the merger.

Employee Benefits

        Following the consummation of the merger, the surviving corporation has generally agreed to honor the employment, severance and fiscal year 2007 bonuses to which we or any of our subsidiaries are a party. The surviving corporation will have the right to terminate employment or change the place of work, responsibilities, status or designation of any employee or group of employees as it may determine in the exercise of its business judgment and in compliance with applicable law.

        In addition, we will take actions necessary to cause dispositions of our shares and options by directors and officers to be exempt under Rule 16b-3 under the Exchange Act.

        Prior to the existence of the current employee benefit plans, we granted stock options under the 1988 Non-Employee Director Plan, 1989 Outside Consultant Plan, 1995 Stock Option Plan, as amended, and 1999 Non-Employee Director Plan. We no longer grant stock options under those plans, but stock option grants exercisable for shares of our common stock remain outstanding under those plans. Cytogen's 2004 Stock Incentive Plan, Cytogen's 2004 Non-Employee Director Stock Incentive Plan and Cytogen's 2006 Equity Compensation Plan will terminate and the provisions for the issuance or grant of any other interest in respect of capital stock of Cytogen or our subsidiaries will be canceled, including options to purchase 1,000 shares of common stock issued to Kevin Lokay in January 2001 outside of any of our employee benefit plans.

Treatment of Equity Awards

        Each outstanding option, stock equivalent right, warrant or other right to purchase shares of common stock will be canceled and converted into the right to receive an amount (subject to any applicable withholding tax) equal to the product of (A) the amount, if any, by which the per share merger consideration exceeds the per share exercise price of such stock option and (B) the number of shares of common stock subject to such stock option immediately prior to the consummation of the merger.

Indemnification and Insurance

        EUSA agrees that all rights to indemnification existing on March 10, 2008, in favor of any of our employees, directors or officers or any director or officer of our subsidiaries as provided for in the relevant certificate of incorporation, bylaws or equivalent documents of Cytogen or our subsidiaries or in certain indemnification agreements will survive the merger and will continue in full force and effect from and after the effective time of the merger.

        In addition, the surviving corporation will purchase a six-year "tail" insurance policy at the effective time of the merger, comparable to the coverage provided under our current directors' and officers' insurance policy. The surviving corporation will not be required to pay a premium for the "tail" insurance in excess of the amount set forth on the exhibit detailing the transaction expenses under the merger agreement.

Amendment and Waiver

        Any provision of the merger agreement may be amended, pursuant to a writing signed by each party, or waived pursuant to a writing signed by the party from whom the waiver is to be effective, provided that, after the adoption of the merger agreement by our stockholders, no amendment or waiver may be made which by law requires further approval by our stockholders without such further approval.

Voting Agreements

        Concurrently with the execution of the merger agreement, all of our officers and directors, entered into a voting agreement with EUSA and EUSA (USA). Subject to the terms of the voting agreement, each of the officers and directors has agreed to vote all the shares of common stock they own to approve and adopt the merger agreement and the merger and any other related agreements and actions related thereto. The voting agreement requires that the officers and directors not vote in favor of certain proposals, including, among others:

  •
  any takeover proposal other than by EUSA or EUSA (USA);

  •
  reorganization, recapitalization, liquidation or winding up of Cytogen; and

  •
  any other corporate action, the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the transactions contemplated by the merger agreement.

        The officers and directors who are parties to the voting agreement are entitled to vote approximately 1.54% of the currently outstanding shares of the Company. Additionally, one of our institutional investors entitled to vote an aggregate of approximately 13.83% of our currently outstanding shares of common stock, has executed a voting agreement pursuant to which it has agreed to vote all of its shares of common stock in favor of the merger.

        Each of the stockholders who are parties to the voting agreement are prohibited from soliciting, initiating, encouraging or facilitating any inquiries or the making of any takeover proposal. However, each of the officers and directors who are parties to the voting agreement are permitted to exercise his or her fiduciary duties in his or her capacity as an officer or director of Cytogen in accordance with the terms of the merger agreement. The voting agreement will terminate on the earlier of the consummation of the merger and the termination of the merger agreement in accordance with its terms.

        A copy of the form of voting agreement is attached as Annex C to this proxy statement and we incorporate it by reference into this proxy statement. The foregoing summary of the voting agreement does not purport to be complete and may not contain all the information about the voting agreement that is important to you. We urge you to read the voting agreement carefully and in its entirety.

Sublicense Agreement with EUSA

        We have entered into a sublicense agreement with an affiliate of EUSA for European and Asian rights to the Company's CAPHOSOL® product whereby we have granted to EUSA the exclusive rights to commercialize CAPHOSOL® in Europe and Asia in exchange for a payment of $10,000,000, $5,000,000 of which will go to exercise our option to acquire such rights and the remaining $5,000,000 will be used for general working capital expenses through closing of the merger. Such sublicense agreement was executed by the parties on March 10, 2008 and the $10,000,000 will be paid by EUSA upon filing of this proxy statement and receipt of a consent by the inventors to the sublicense. In the event that the merger agreement is terminated due to the consummation of a superior proposal, as defined in the merger agreement, or a financing or asset sale without EUSA's approval which is deemed to be a breach by Cytogen under the covenants of the merger agreement, EUSA will return to us the rights granted under the sublicense agreement and we will pay EUSA $10,000,000 plus interest calculated at 4% per annum for either (i) the period of time between the effective date and the closing of the superior proposal, or (ii) the period of time between the termination of the merger agreement and the closing of the financing or asset sale, as applicable; and

Alternatives to the Merger

        If we are unable to consummate the merger with EUSA, we will need to raise additional capital in the second quarter of 2008. Our cash and cash equivalents were $8.9 million as of December 31, 2007. During the year ended December 31, 2007, net cash used in operating activities was $31.1 million. We expect that our existing capital resources at December 31, 2007, should be adequate to fund our operations and commitments into the second quarter of 2008. We have incurred negative cash flows from operations since our inception, and have expended, and expect to continue to expend in the future, substantial funds to implement our planned product development efforts, including acquisition of complementary clinical stage and marketed products, research and development, clinical studies and regulatory activities, and to further our marketing and sales programs. We expect that our existing capital resources at December 31, 2007, should be adequate to fund our operations and commitments into the second quarter of 2008. However, we cannot assure you that our business or operations will not change in a manner that would consume available resources more rapidly than anticipated. We expect that we will have additional requirements for debt or equity capital, irrespective of whether and when we reach profitability, for further product development costs, product and technology acquisition costs, and working capital.

        If we are unable to raise additional financing, we will be required to reduce our capital expenditures, scale back our sales and marketing or research and development plans, reduce our workforce, license to others products or technologies we would otherwise seek to commercialize ourselves, sell certain assets, cease operations or declare bankruptcy. There can be no assurance that we can obtain equity financing, if at all, on terms acceptable to us. Our future capital requirements and the adequacy of available funds will depend on numerous factors, including: (i) the successful commercialization of our products; (ii) the costs associated with the acquisition of complementary clinical stage and marketed products; (iii) progress in our product development efforts and the magnitude and scope of such efforts; (iv) progress with clinical trials; (v) progress with regulatory affairs activities; (vi) the cost of filing, prosecuting, defending and enforcing patent claims and other intellectual property rights; (vii) competing technological and market developments; and (viii) the expansion of strategic alliances for the sales, marketing, manufacturing and distribution of our products. To the extent that the currently available funds and revenues are insufficient to meet current or planned operating requirements, we will be required to obtain additional funds through equity or debt financing, strategic alliances with corporate partners and others, or through other sources. We cannot assure you that the financial sources described above will be available when needed or at terms commercially acceptable to us. If adequate funds are not available, we may be required to delay, further scale back or eliminate certain aspects of our operations or attempt to obtain funds through arrangements with collaborative partners or others that may require us to relinquish rights to certain of our technologies, product candidates, products or potential markets. If adequate funds are not available, our business, financial condition and results of operations will be materially and adversely affected.

        On November 5, 2007, we received notification from The NASDAQ Stock Market, or NASDAQ, that we are not in compliance with the $1.00 minimum bid price requirement for continued inclusion on the NASDAQ Global Market pursuant to Marketplace Rule 4450(a)(5). The closing price of our common stock has been below $1.00 per share since September 24, 2007. The letter states that we have 180 calendar days, or until May 5, 2008, to regain compliance with the minimum bid price requirement of $1.00 per share. We can achieve compliance, if at any time before May 5, 2008, our common stock closes at $1.00 per share or more for at least 10 consecutive business days. If compliance with NASDAQ's Marketplace Rules is not achieved by May 5, 2008, NASDAQ will provide notice that our common stock will be delisted from the NASDAQ Global Market. In the event of such notification, we would have an opportunity to appeal NASDAQ's determination. If faced with delisting, we may submit an application to transfer the listing of our common stock to the NASDAQ Capital Market.

        Additionally, if we are unable to consummate the merger with EUSA, our common stock may be delisted by NASDAQ. If delisted from the NASDAQ Global Market or the NASDAQ Capital Market, our common stock would be eligible to trade on the OTC Bulletin Board, another over-the-counter quotation system, or on the pink sheets where an investor may find it more difficult to dispose of or obtain accurate quotations as to the market value of our common stock. In addition, we would be subject to "penny stock" regulations promulgated by the Securities and Exchange Commission that, if we fail to meet criteria set forth in such regulations, imposes various practice requirements on broker-dealers who sell securities governed by the regulations to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling our common stock, which may further affect the liquidity of our common stock. There can be no assurance that we will be able to maintain the listing of our common stock on NASDAQ. Delisting from NASDAQ would make trading our common stock more difficult for investors, potentially leading to further declines in our share price. It would also make it more difficult for us to raise additional capital. Further, if we are delisted, we would also incur additional costs under state blue sky laws in connection with any sales of our securities. These requirements could severely limit the market liquidity of our common stock and the ability of our shareholders to sell our common stock in the secondary market.

ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING

        We are asking our stockholders to vote on a proposal to adjourn or postpone the special meeting, if necessary or appropriate, in order to allow for the solicitation of additional proxies if there are insufficient votes at the time of the meeting to approve and adopt the merger agreement.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF ANY PROPOSAL TO ADJOURN OR

POSTPONE THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF APPROVAL OF THE MERGER AGREEMENT AT THE TIME OF THE SPECIAL MEETING.

MARKET PRICE OF OUR COMMON STOCK

        Our common stock is listed on the NASDAQ under the trading symbol "CYTO." The following table sets forth the high and low bid prices per share of common stock on the NASDAQ for the periods indicated.

	High	Low
2008
First Quarter (through March 28, 2008)	$0.64	$0.45
2007
Fourth Quarter	$0.80	$0.43
Third Quarter	$1.70	$0.76
Second Quarter	$2.59	$1.89
First Quarter	$2.72	$1.87
2006
Fourth Quarter	$6.87	$2.15
Third Quarter	$2.58	$1.91
Second Quarter	$3.73	$2.42
First Quarter	$3.62	$2.75
2005
Fourth Quarter	$4.09	$2.71
Third Quarter	$5.47	$3.68
Second Quarter	$5.95	$3.46
First Quarter	$15.72	$5.44

        The closing sale price of a share of common stock on the NASDAQ on March 10, 2008, which was the last trading day before we announced the merger, was $0.46. On March 28, 2008, the last day of trading before the printing of this proxy statement, the closing price of a share of common stock on the NASDAQ was $0.58. You are encouraged to obtain current market quotations for the common stock in connection with voting your shares.

        As of March 28, 2008, the last day of trading before the printing of this proxy statement, there were 1,920 registered holders of our common stock.

        We have never paid any cash dividends on our common stock and we do not anticipate paying any cash dividends on our common stock in the foreseeable future. We intend to retain any future earnings to fund the development and growth of our business. Any future determination to pay dividends will be at the discretion of our board of directors.

PROJECTED FINANCIAL INFORMATION

        We do not, as a matter of course, make public projections as to future performance or earnings and are especially wary of making projections for extended earnings periods due to the inherent unpredictability of the underlying assumptions. However, in connection with the strategic alternatives review process, our management provided certain projections to potential buyers, ThinkEquity and Janney, which projections were based on our management's projection of our future financial performance as of the date they were provided. We have included below the material portions of these projections to give our stockholders access to certain nonpublic information prepared for purposes of considering and evaluating the merger. The inclusion of this information should not be regarded as an indication that we, the Special Committee, our board of directors or EUSA considered, or now considers, this information to be predictive of actual future results, and such data should not be relied upon as such.

        We advised ThinkEquity, Janney and EUSA that the internal financial information, upon which the projections were based, are subjective in many respects. The projections reflect numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, all of which are difficult to predict and are beyond our control. The projections also anticipate favorable assumptions related to our business that are inherently subject to significant economic, political, development, technology, market, regulatory, financial and competitive uncertainties, all of which are difficult to predict and many of which are beyond our control. As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected.

        The financial projections were prepared for internal use and not with a view toward public disclosure or toward complying with GAAP, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Our independent registered public accounting firm, KPMG LLP, has neither examined nor compiled the projections and, accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto. The KPMG LLP report included in documents that are incorporated by reference in this proxy statement relates to our historical financial information. It does not extend to these projections and should not be read to do so. The financial projections do not take into account any circumstances or events occurring after the date they were prepared. Projections of this type are based on assumptions that are inherently subject to factors such as industry performance, general business, economic, political, development, technology, competitive, regulatory, market and financial conditions, as well as changes to our business, financial condition or results of operations, including the factors described under "Cautionary Statement Concerning Forward-Looking Statements" beginning on page 16 which factors may cause the financial projections or the underlying assumptions to be inaccurate. Since the projections cover multiple years, such information by its nature becomes even less reliable with each successive year.

        Readers of this proxy statement are cautioned not to place undue reliance on the specific portions of the financial projections set forth below. No one has made or makes any representation to any stockholder or anyone else regarding the information included in these projections.

        For the foregoing reasons, as well as the bases and assumptions on which the financial projections were compiled, the inclusion of specific portions of the financial projections in this proxy statement should not be regarded as an indication that such projections will be an accurate prediction of future events, and they should not be relied on as such. We do not intend to update or otherwise revise the following financial projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even if any or all of the assumptions are shown to be in error.

        We provided EUSA with projected financial information for the years ended December 31, 2007, 2008, 2009 and 2010. These projections were based on our management's projection of our future financial performance as of the date they were provided. Herein this set of projections is referred to as the base plan model. The models shown below were prepared and provided prior to filing our Form 10-K for the year ended December 31, 2007. Therefore, the numbers shown in the tables below for the year ended December 31, 2007 were our projections set forth at that time and may differ from the actual numbers in our Form 10-K for the year ended December 31, 2007 which was filed on March 14, 2008.

        In preparing the base plan model, we assumed revenues would increase in the range of 19% to 48% per annum. For the years ended December 31, 2005 and 2006 the revenue level increase was 9% and 9% per annum, respectively.

        We also assumed that cost of goods sold as a percentage of net sales would decrease slightly due to improved absorption of our overhead as a result of higher levels of production at our factories. Applying the aforementioned assumptions, we developed the following projected consolidated financial information for the base plan model:

		Projected Consolidated Financial Information Base Plan Model
	2006 Actual	2007	2008	2009	2010
		(Unaudited, in thousands)
Revenue	$17,307	$20,628	$30,488	$38,882	$48,590
Gross margin	7,157	8,330	14,222	18,207	23,782
Operating (loss)	(30,430)	(41,750)	(25,839)	(21,886)	(16,297)

        In preparing for various strategic alternatives that would be presented to Cytogen, management prepared a more aggressive revenue projection that anticipated greater availability of resources, with at least $47,000,000 in funding, to use and expand sales and marketing efforts behind Cytogen's products, specifically the Company's Caphosol product. The projections also assumed decreased costs of sales from renegotiation of royalty arrangements and reductions in manufacturing costs. Herein this set of projections is referred to as the aggressive growth model. Based upon these new assumptions, the 2008 revenue projection was revised, applying a 58% annual revenue growth rate, versus the 48% shown in the base plan model, and a 68% annual revenue growth rate, versus the 28% shown in the base plan model for 2009. Based upon these new assumptions, the 2010 revenue projection was revised, applying a 54% annual revenue growth rate, versus the 25% shown in the base plan model. Based on these assumptions following projected revenues and operating income figures for the aggressive growth model:

		Projected Consolidated Financial Information Aggressive Growth Model
	2006 Actual	2007	2008	2009	2010
		(Unaudited, in thousands)
Revenue	$17,307	$20,628	$32,682	$54,925	$84,789
Gross margin	7,157	8,330	18,155	31,377	51,922
Operating income/(loss)	(30,430)	(41,750)	(26,900)	(13,831)	6,610

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information, as of March 27, 2008, concerning the persons who, to the best of management's knowledge, own beneficially more than five percent of the shares of common stock. Unless otherwise indicated, stock ownership includes sole voting power and sole investment power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Orbimed Advisors(3) 767 Third Avenue, 30th Floor New York, New York 10017	2,139,800	5.86%
Millenco, L.L.C.(4) c/o Millennium Management, L.L.C. 666 Fifth Avenue New York, New York 10103	1,769,410	4.97%
JP Morgan Chase & Co.(5) 270 Park Avenue New York, New York 10017	4,919,027	13.83%

(1)
Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in this table have sole voting and investment power with respect to all shares.

(2)
Percent of class is based on 35,570,836 shares of our common stock outstanding as of March 27, 2008 and includes shares subject to options held by the individual or group, as applicable, which are exercisable or become exercisable within 60 days following such date.

(3)
Based on a Schedule 13G/A filed with the SEC on February 14, 2008 by OrbiMed Advisors LLC, OrbiMed Capital LLC and Samuel D. Isalay. These reporting entities have shared voting power and shared dispositive power as to, and beneficially own, the following number of shares of our common stock and warrants to purchase shares of our common stock: (i) OrbiMed Advisors LLC: 1,163,100; (ii) OrbiMed Capital LLC: 976,700; and (iii) Samuel D. Isalay: 2,139,800. OrbiMed Advisors LLC and OrbiMed Capital LLC hold shares and share equivalents issuable on the exercise of warrants on behalf of Caduceus Capital Master Fund Limited (501,700 shares and 382,500 warrants), Caduceus Capital II, L.P. (313,000 shares and 237,500 warrants), UBS Eucalyptus Fund, LLC (348,800 shares and 202,500 warrants), PW Eucalyptus Fund, Ltd. (38,800 shares and 22,500 warrants) and Summer Street Life Sciences Hedge Fund Investors LLC (92,500 warrants). The Company makes no representation as to the accuracy or completeness of the information reported.

(4)
Based on a Schedule 13D filed with the SEC on May 21, 2007 by Millenco, L.L.C., Millenium Management, L.L.C. and Israel A. Englander. These reporting entities have shared voting power and shared dispositive power as to, and beneficially own, the following number of shares of our common stock and warrants to purchase shares of our common stock: (i) Millenco, L.L.C.: 1,769,410; (ii) Millenium Management, L.L.C.: 1,769,410; and (iii) Israel A. Englander: 1,769,410. Millenco, L.L.C. is the beneficial owner of: (i) 1,681,486 shares of our common stock and (ii) warrants to purchase 87,924 shares of our common stock. Millenium Management, L.L.C. is the manager of Millenco, L.L.C. and may be deemed to be the beneficial owner of the shares beneficially owned by Millenco, L.L.C. Mr. Englander is the managing member of Millenium Management and may be deemed to be the beneficial owner of the shares beneficially owned by

  Millenco, L.L.C. The foregoing should not be construed in and of itself as an admission by Millenium Management, L.L.C. or Mr. Englander as to beneficial ownership of the shares held by Millenco, L.L.C. The Company makes no representation as to the accuracy or completeness of the information reported.

(5)
Based on a Schedule 13G/A filed with the SEC on January 30, 2008 by J.P. Morgan Chase & Co. This reporting entity has sole voting power and sole dispositive power as to, and beneficially owns, 4,919,027 shares of our common stock. The notice on Schedule 13G/A was filed on behalf of J.P. Morgan Chase & Co. and its subsidiaries, J.P. Morgan Securities Inc. and J.P. Morgan Ventures Corporation. The Company makes no representation as to the accuracy or completeness of the information reported.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information, as of March 27, 2008, concerning the beneficial ownership of the shares of common stock for (a) each director; (b) each of the named officers; and (c) all directors and executive officers of the Company as a group. Unless otherwise indicated, stock ownership includes sole voting power and sole investment power.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
John E. Bagalay, Jr.	48,100	*
Allen Bloom	44,000	*
Stephen K. Carter	47,987	*
James A. Grigsby(4)	88,700	*
Robert F. Hendrickson	48,700	*
Dennis H. Langer	22,000	*
Kevin G. Lokay	46,333	*
Joseph A. Mollica	22,000	*
Kevin J. Bratton	51,999	*
William F. Goeckeler	138,113	*
Stephen A. Ross	—	—
All directors and executive officers as a group	557,932	1.54%

*
Less than 1 percent.

(1)
Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in this table have sole voting and investment power with respect to all shares. Unless otherwise indicated, the address of each beneficial owner is c/o Cytogen Corporation, 650 College Road East, Princeton, New Jersey 08540.

(2)
Includes the total of vested shares granted under restricted stock awards and shares of our common stock which the following persons have the right to acquire upon the exercise of stock options, within 60 days of March 27, 2008, as follows: Dr. Bagalay: 46,100 shares; Dr. Bloom: 42,000 shares; Dr. Carter: 45,987 shares; Mr. Grigsby: 81,700 shares; Mr. Hendrickson: 45,700 shares; Dr. Langer: 20,000 shares; Mr. Lokay: 44,333 shares; Dr. Mollica: 20,000 shares; and Dr. Goeckeler: 136,975 shares.

(3)
Percent of class for each person and all executive officers and directors as a group is based on 35,570,836 shares of our common stock outstanding on March 27, 2008 and includes shares subject to options held by the individual or the group, as applicable, which are exercisable or become exercisable within 60 days following such date.

(4)
Includes 2,000 shares of common stock held indirectly by Mr. Grigsby in the registered name of Mr. Grigsby's spouse.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

        In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement, and requests that in the future separate proxy statements be sent to stockholders who share an address, should be directed to Cytogen Corporation, 650 College Road East, Suite 3100, Princeton, New Jersey

08540-3533, Attention: Kevin J. Bratton, Senior Vice President, Finance, and Chief Financial Officer telephone: 609-750-8200. In addition, stockholders who share a single address but receive multiple copies of the proxy statement may request that in the future they receive a single copy by contacting us at the address and phone number set forth in the prior sentence.

SUBMISSION OF STOCKHOLDER PROPOSALS

        If the merger is completed, there will be no public stockholders of Cytogen and no public participation in any future meetings of our stockholders. If the merger is not completed, you will continue to be entitled to attend and participate in our stockholder meetings.

        If the merger is not completed, stockholders may present proposals for consideration at the 2008 annual meeting of stockholders by following the procedures outlined in Rule 14a-8 of the Securities Exchange Act and our certificate of incorporation. Proposals of stockholders pursuant to Rule 14a-8, which are the proper subject for inclusion in the proxy statement and for consideration at the 2008 annual meeting, must be submitted in writing to the Company's principal executive office and must be received by us on or before January 8, 2008.

        Stockholders whose proposals are not included in the 2008 proxy statement and who would otherwise request proposals to be submitted to stockholders at the 2008 annual meeting should follow the procedures set forth under the DGCL.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, proxy statements or other information that we file with the Securities and Exchange Commission at its Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our public filings are also available to the public from document retrieval services and the Internet website maintained by the Securities and Exchange Commission at www.sec.gov.

        The Securities and Exchange Commission allows us to "incorporate by reference" into this proxy statement documents we file with the Securities and Exchange Commission. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the Securities and Exchange Commission will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the special meeting:

Cytogen Filings:	Periods:
Annual Report on Form 10-K	Fiscal Year ended December 31, 2007
Current Reports on Form 8-K	Filed November 5, 2007(only with respect to Items 3.01 and 8.01), November 13, 2007, November 19, 2007 and December 26, 2007, February 21, 2008 and March 11, 2008

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements, reports and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written or telephonic request directed to us at Cytogen Corporation, 650 College Road East, Suite 3100, Princeton, New Jersey 08540-3533, Attention: Rita Auld, Corporate Secretary, telephone: 609-750-8200 or from the Securities and Exchange Commission through the Securities and Exchange Commission's website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

        No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated March 31, 2008. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

ANNEX A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

EUSA PHARMA, INC.,

EUSA PHARMA (USA), INC.

and

CYTOGEN CORPORATION

Dated as of March 10, 2008

3.20	Employee Benefits	31
3.21	Labor and Employment Matters	34
3.22	Environmental	35
3.23	Related Party Transactions	38
3.24	Insurance	39
3.25	Books and Records	39
3.26	Product Warranty	40
3.27	Brokers or Finders	40
3.28	No Illegal Payments	40
3.29	Bank Accounts	41
3.30	Rights Plan; Antitakeover Statutes	41
3.31	Opinion of Financial Advisor	41
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		41
4.1	Organization and Good Standing	42
4.2	Authority and Enforceability	42
4.3	No Conflicts; Authorizations	42
4.4	Availability of Funds	43
4.5	Brokers or Finders	43
4.6	Interim Operations of Sub	43
ARTICLE V COVENANTS OF THE COMPANY		43
5.1	Management Consulting Committee	43
5.2	Conduct of Business	44
5.3	Negative Covenants	45
5.4	Access to Information	47
5.5	Resignations	47
5.6	Consents	47
5.7	Notification of Certain Matters	47
5.8	Exclusivity	48
5.9	Company Stockholders' Meeting	50
5.10	Proxy Statement	51
ARTICLE VI COVENANTS OF PARENT		52
6.1	Benefit Plans	52
6.2	Delisting and Deregistration	53

6.3	Indemnification	53
ARTICLE VII COVENANTS OF THE COMPANY AND PARENT		54
7.1	Regulatory Approvals	54
7.2	Public Announcements	54
7.3	Further Assurances	55
ARTICLE VIII CONDITIONS TO MERGER		55
8.1	Conditions to Each Party's Obligation to Effect the Merger	55
8.2	Conditions to Obligations of Parent and Merger Sub to Effect the Merger	56
8.3	Conditions to Obligation of the Company to Effect the Merger	58
ARTICLE IX TERMINATION		58
9.1	Termination	58
9.2	Effect of Termination	60
9.3	Remedies	60
9.4	Termination Fee	61
ARTICLE X MISCELLANEOUS		63
10.1	Notices	63
10.2	Survival	64
10.3	Amendments and Waivers	64
10.4	Fees and Expenses	65
10.5	Successors and Assigns	65
10.6	Governing Law	65
10.7	Consent to Jurisdiction	65
10.8	Counterparts	65
10.9	Third Party Beneficiaries	66
10.10	Entire Agreement	66
10.11	Captions	66
10.12	Severability	66
10.13	Specific Performance	66
ARTICLE XI DEFINITIONS		67
11.1	Definitions	67
11.2	Interpretation	69

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated March 10, 2008 (the "Agreement"), by and among EUSA Pharma Inc., a Delaware corporation ("Parent"), EUSA Pharma (USA), Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Cytogen Corporation, a Delaware corporation (the "Company"). Capitalized terms used in this Agreement shall have the meanings assigned to them in ARTICLE XI, or in the applicable Section of this Agreement to which reference is made in ARTICLE XI.

        WHEREAS, the respective Boards of Directors of Parent, Merger Sub and the Company deem it advisable and in the best interests of their respective stockholders to enter into this Agreement providing for, among other things, the merger (the "Merger") of Merger Sub with and into the Company in accordance with the provisions of the General Corporation Law of the State of Delaware (the "DGCL") upon the terms and subject to the conditions set forth herein; and

        WHEREAS, in furtherance thereof, the respective Boards of Directors of Parent, Merger Sub and the Company have approved this Agreement and the Merger in accordance with the DGCL, upon the terms and subject to the conditions set forth in this Agreement; and

        WHEREAS, the Board of Directors of the Company has determined that the consideration to be paid for each share of the issued and outstanding common stock, par value $0.01 per share, of the Company (the "Company Common Stock") in the Merger is fair to the holders thereof and has resolved to recommend to the stockholders of the Company the adoption of this Agreement; and

        WHEREAS, concurrently with the execution of this Agreement, as a condition and inducement to Parent's and Merger Sub's willingness to enter into this Agreement, Parent and the Company are entering into voting agreements, in substantially the form attached hereto as Exhibit A, with certain officers and directors of the Company, dated as of the date hereof (the "Voting Agreement") pursuant to which such officers and directors have agreed, upon the terms and subject to the conditions set forth in their respective Voting Agreements, among other things, (i) to vote their respective shares of Company Common Stock in favor of adoption of this Agreement, and (ii) to require that any transferee of their beneficial ownership of the Company common stock enter into a Voting Agreement with Parent and the Company; and

        WHEREAS, Parent, as the sole stockholder of Merger Sub, has adopted this Agreement;

        NOW, THEREFORE, in consideration of the foregoing premises and the respective representations and warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

THE MERGER

        1.1    The Merger.    Subject to the terms and conditions of this Agreement and the Certificate of Merger in such form as is required by the relevant provisions of the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. As a result of the Merger, the outstanding shares of capital stock of the Company and Merger Sub shall be converted or canceled in the manner provided in ARTICLE II of this Agreement, the separate corporate existence of Merger Sub shall cease and the Company shall be the surviving corporation following the Merger. Merger Sub and the Company are sometimes referred to herein as the "Constituent Corporations" and the Company as the surviving corporation following the Merger is sometimes referred to herein as the "Surviving Corporation."

        1.2    Closing; Effective Time.    Subject to the terms and conditions contained in this Agreement, the closing of the Merger (the "Closing") shall take place at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center, Princeton, New Jersey 08540, at 10:00 a.m. on a date to be specified by the parties which shall be no later than two (2) Business Days after satisfaction (or waiver as provided herein) of the conditions set forth in ARTICLE VIII (other than those conditions that by their nature will be satisfied at the Closing), unless another time, date and/or place is agreed to in writing by the parties. The date upon which the Closing occurs is herein referred to as the "Closing Date." Subject to the provisions of Section 1.1, as promptly as possible after the satisfaction or, if permissible, the waiver, of the conditions set forth in ARTICLE VIII of this Agreement, the Company, as the Surviving Corporation, shall cause the Merger to be consummated by filing the Certificate of Merger with the Secretary of State of the State of Delaware in such form as required by and executed in accordance with the relevant provisions of the DGCL. The Merger shall become effective at such time as the Certificate of Merger is so filed or at such later time as is set forth in the Certificate of Merger, if different, which time is hereinafter referred to as the "Effective Time."

        1.3    Effects of the Merger.

          (a)   At and after the Effective Time, the Merger shall have the effects specified in the DGCL.

          (b)   At the Effective Time, the Certificate of Incorporation of the Company as the Surviving Corporation shall be amended and restated to read the same as the Certificate of Incorporation of Merger Sub as in effect immediately prior to the Effective Time, except that Article I of the Certificate of Incorporation of the Surviving Corporation shall read as follows: "The name of this corporation is EUSA Pharma (USA), Inc." As so amended and restated, the Certificate of Incorporation of the Company shall be the Certificate of Incorporation of the Surviving Corporation until amended thereafter in accordance with applicable Law.

          (c)   At the Effective Time, the Bylaws of Merger Sub shall be the Bylaws of the Surviving Corporation (except that all references to Merger Sub in the Bylaws of the Surviving Corporation shall be changed to refer to EUSA Pharma (USA), Inc.), until amended thereafter in accordance with applicable Law.

          (d)   At the Effective Time, the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation and the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office until their respective death, permanent disability, resignation or removal or until their respective successors are duly elected and qualified, all in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation and applicable Law.

        1.4    Further Assurances.    If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title and interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either of the Constituent Corporations, or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either Constituent Corporation, all such deeds, bills of sale, assignments and assurances and to do, in the name and on behalf of either Constituent Corporation, all such other acts and things as may be necessary, desirable or proper to vest, perfect or confirm the Surviving Corporation's right, title and interest in, to and under any of the rights, privileges, powers, franchises, properties or assets of such Constituent Corporation and otherwise to carry out the purposes of this Agreement.

ARTICLE II

EFFECT ON CAPITAL STOCK; SURRENDER OF CERTIFICATES AND PAYMENT

        2.1    Total Merger Consideration; Effect on Capital Stock.    The aggregate consideration, consisting solely of cash, shall be based upon the formula contained in Schedule 2.1 of the Company Disclosure Schedules, but shall not exceed Twenty-Two Million Six Hundred Thousand Dollars ($22,600,000) (the "Total Merger Consideration"). At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or any stockholder of the Company (each such stockholder, a "Company Stockholder"):

          (a)   Each share of Company Common Stock, together with the associated rights to purchase shares of capital stock of the Company ("Rights") issued pursuant to that certain Amended and Restated Rights Agreement, dated as of October 19, 1998, by and between the Company and Chase Mellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Plan") (each such share of Company Common Stock, together with the associated Rights, equal to and meaning a "Share"), issued and outstanding immediately prior to the Effective Time (other than Excluded Shares (as defined below)) shall be converted into the right to receive and become exchangeable for an amount of cash equal to the Per Share Merger Consideration, as provided in Section 2.2 hereof.

          (b)   Each Share issued and outstanding and owned by Parent, Merger Sub or any other Subsidiary of Parent and Shares owned by the Company or any wholly owned subsidiary of the Company, in each case not held on behalf of third parties (collectively, "Excluded Shares"), immediately prior to the Effective Time shall be canceled and retired and shall cease to exist, and no cash, securities or other consideration shall be payable in respect thereof.

          (c)   Each share of common stock of Merger Sub, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of common stock of the Surviving Corporation.

          (d)   If between the date of this Agreement and the Effective Time, the outstanding Shares shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or any similar event, the Per Share Merger Consideration and any other amounts payable pursuant to this Agreement shall be correspondingly adjusted to the extent appropriate to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or similar event.

          (e)   Shares that are issued and outstanding immediately prior to the Effective Time and which are held by holders of Shares who have not voted in favor of or consented to the Merger and who have properly demanded and perfected their rights to be paid the fair value of such Shares in accordance with Section 262 of the DGCL (the "Appraisal Shares") shall not be converted into the right to receive the Per Share Merger Consideration and the holders thereof shall be entitled to only such rights as are granted by Section 262 of the DGCL; provided, however that if any such stockholder of the Company shall fail to perfect or shall effectively waive, withdraw or lose such stockholder's rights under Section 262 of the DGCL, such stockholder's Appraisal Shares in respect of which the Stockholder would otherwise be entitled to receive fair value under the Section 262 of the DGCL shall thereupon be deemed to have been converted at the Effective Time, into the right to receive the Per Share Merger Consideration without any interest thereon.

          (f)    The Company shall give Parent (i) prompt notice of any notice received by the Company of intent to demand the fair value of any Shares, withdrawals of such notices and any other instruments served pursuant to Section 262 of the DGCL and received by the Company and

  (ii) the opportunity to direct and participate at its expense in all negotiations and proceedings with respect to the exercise of dissenters' rights under Section 262 of the DGCL. The Company shall not, except with the prior written consent of Parent, voluntarily make or agree to make any payment with respect to any such exercise of dissenters' rights or offer to settle or settle any such rights or approve any withdrawal of any such demands.

        2.2    Surrender of Stock Certificates and Payment.

          (a)   Promptly following the Effective Time, Parent shall enter into an agreement with American Stock Transfer and Trust Company, or such other bank or trust company of recognized standing that may be designated by Parent and is reasonably satisfactory to the Company (the "Paying Agent"). Following the Effective Time, Parent shall deposit, or shall cause to be deposited, with the Paying Agent, for the benefit of the Company Stockholders (other than with respect to Excluded Shares), the amount of cash payable pursuant to Section 2.1 as of the Effective Time in respect of the Shares (other than Excluded Shares) (such cash, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Payment Fund"). The Paying Agent shall make the cash payments provided for in the preceding sentence out of the Payment Fund. The Payment Fund shall not be used for any other purpose.

          (b)   As promptly as reasonably practicable after the Effective Time, provided that the Company has cooperated to make the necessary information available thereto a sufficient time in advance, Parent shall cause the Paying Agent to mail to each holder of record of Shares a letter of transmittal and instructions (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to Shares shall pass, only upon proper delivery of the certificates representing Shares ("Certificates") or transfer of uncertificated Shares ("Uncertificated Shares") to the Paying Agent) for use in exchanging Shares for the Per Share Merger Consideration payable in respect of such Shares. Upon (x) surrender to the Paying Agent of a Certificate for cancellation, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may be reasonably required pursuant to such instructions, or (y) receipt of an "agent's message" by the Paying Agent (or any other evidence that the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the holder of such Shares shall be entitled to receive in exchange therefor cash in an amount (subject to any applicable withholding taxes) equal to the product of the number of Shares represented by a Certificate or Uncertificated Shares and the Per Share Merger Consideration, and the Certificate or Uncertificated Shares so surrendered shall forthwith be canceled.

          (c)   If any portion of the Total Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificates or Uncertificated Shares are surrendered, it shall be a condition to such payment that (i) such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or, in the case of an Uncertificated Share, such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Paying Agent any and all Taxes required as a result of the payment to a Person other than the registered holder of the Certificate or Uncertificated Share or establish by evidence satisfactory to the Paying Agent that any such Taxes have been paid or are not payable. Until surrendered or transferred as contemplated by this Section 2.2, each Certificate and Uncertificated Share (other than Certificates or Uncertificated Shares representing Excluded Shares and Appraisal Shares) shall represent at all times after the Effective Time solely the right to receive, upon such surrender or transfer, in accordance with the terms hereof, the Per Share Merger Consideration in respect of the Company Common Stock represented thereby.

          (d)   All cash paid upon surrender of Certificates and Uncertificated Shares in accordance with the terms of this ARTICLE II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares theretofore represented by such Certificates or Uncertificated Shares. At the close of business on the day of the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of Shares thereafter on the records of the Company. From and after the Effective Time, the Company Stockholders shall cease to have any rights with respect to Shares outstanding immediately prior to the Effective Time, except as otherwise provided in this Agreement or by Law. On or after the Effective Time, any Certificates or Uncertificated Shares presented to the Paying Agent or Parent for any reason shall be canceled and exchanged for the Per Share Merger Consideration provided for, and in accordance with the procedures set forth in, this ARTICLE II.

          (e)   Any portion of the Total Merger Consideration made available to the Paying Agent to pay for Shares for which appraisal rights have been perfected shall be returned to Parent upon demand. Any portion of the Payment Fund that remains undistributed to the Company Stockholders for a period of six months after the Effective Time shall be redelivered to Parent, and any Company Stockholders who have not theretofore complied with this ARTICLE II shall thereafter look only to Parent for the cash to which they are entitled pursuant to Section 2.1. Any portion of the Payment Fund remaining unclaimed by Company Stockholders as of a date that is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity shall, to the extent permitted by applicable Law, become the property of Parent free and clear of any claims or interest of any Person previously entitled thereto. To the fullest extent permitted by Law, neither Parent nor the Surviving Corporation shall be liable to any Company Stockholder or other Person for cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

        2.3    Withholding Rights.    Each of the Surviving Corporation, Parent and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Company Stockholder such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986 (the "Code"), or any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld by the Surviving Corporation, Parent or the Paying Agent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by the Surviving Corporation, Parent or the Paying Agent, as the case may be.

        2.4    Lost, Stolen or Destroyed Certificates.    If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, and, if required by the Surviving Corporation or the Paying Agent, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation or Paying Agent may direct, as indemnity against any claim that may be made against it with respect to such Certificate and the payment of any fee charged by the Paying Agent for such service, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the amount of cash to which the holder thereof is entitled pursuant to Section 2.1 (subject to any applicable withholding taxes).

        2.5    Company Derivative Securities; Company Restricted Shares.

          (a)   The Board of Directors of the Company shall take all actions necessary to cause, at the Effective Time, each outstanding option, stock equivalent right, warrant or other right to acquire shares of Company Common Stock (a "Derivative Security" or "Derivative Securities") whether or not then exercisable or vested, shall, by virtue of the Merger and without any action on the part of any holder of any Derivative Security, become fully exercisable and vested. At the Effective Time (A) each Derivative Security which is then outstanding shall be canceled and (B) in consideration of such cancellation, each Derivative Security shall be converted into the right to receive, as promptly as reasonably practicable following the Effective Time, a cash payment with respect thereto equal to the product of (x) the excess of the Per Share Merger Consideration over the exercise price thereof of the Derivative Security, if any, and (y) the number of shares of Common Stock subject thereto (such payment to be net of taxes required by Law to be withheld with respect thereto). No payment shall be made with respect to any Derivative Security having a per share exercise price, as in effect at the Effective Time, equal to or greater than the Per Share Merger Consideration. In addition, all shares reserved for issuance under the Option Plans (as herein defined) shall be canceled. The cancellation of a Derivative Security as provided in this Section 2.5 shall be deemed a release of any and all rights the holder thereof had or may have in respect of such Derivative Security. Within five (5) business days after the Effective Time, Parent shall pay the aggregate amount due to holders of Derivative Securities pursuant to this Section 2.5 to an account or accounts designated by the Company by wire transfer of immediately available United States funds. Notwithstanding anything to the contrary contained herein, prior to the Effective Time, the Company shall take any and all actions necessary to effectuate this Section 2.5.

          (b)   At the Effective Time, each share of Company Common Stock that is subject to vesting and a repurchase option in favor of the Company immediately prior to the Effective Time (collectively, "Company Restricted Shares") shall be 100% exercisable, whether or not then exercisable or vested, and each holder of Company Restricted Shares shall be treated as a holder of Company Common Stock pursuant to Section 2.1 above and entitled to receive the Per Share Merger Consideration for each Company Restricted Share.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to Parent and Merger Sub that the statements contained in this ARTICLE III are true and correct, except as set forth in the forms, reports, statements, schedules, registration statements and other documents filed by the Company with the SEC (other than the exhibits to such documents) within the last twelve months (collectively, the "Current Company SEC Reports"), or disclosure schedule dated and delivered as of the date hereof by the Company to Parent (the "Company Disclosure Schedule"), which is being concurrently delivered to Parent in connection herewith and is designated therein as being the Company Disclosure Schedule. The Company Disclosure Schedule shall be arranged in paragraphs corresponding to each representation and warranty set forth in this ARTICLE III.

        3.1    Organization and Good Standing.    The Company is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, has all requisite power to own, lease and operate its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which it owns or leases property or conducts any business so as to require such qualification, except for those jurisdictions where the failure to be so qualified and in good standing would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries taken as a whole. The Company has delivered to Parent prior to the date of this Agreement true and complete copies of (i) its Charter Documents and (ii) all minutes of (A) the meetings of its Board of Directors, (B) the meetings of each committee of its Board of Directors and (C) the meetings of its stockholders (in each case including any and all written consents in lieu of such meetings) held between January 1, 2006 and August 14, 2007. Such Charter Documents are in full force and effect and the Company is not in default of any provision thereunder. There are no resolutions or other actions of the Board of Directors, any committee of the Board of Directors or the stockholders other than as disclosed in the minutes and written consents provided to Parent. "Charter Documents" means, with respect to any entity, the certificate of incorporation, the articles of incorporation, by-laws, articles of organization, limited liability company agreement, partnership agreement, formation agreement, joint venture agreement or other similar organizational documents of such entity (in each case, as amended).

        3.2    Capitalization.

          (a)   The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock, of which 35,570,836 shares of Company Common Stock are issued and outstanding as of the date hereof, and 5,400,000 shares of preferred stock, par value $.01 per share (the "Company Preferred Stock"), of which no shares of Company Preferred Stock are issued and outstanding as of the date hereof. All issued and outstanding shares of Company Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities Laws. No shares of Company Common Stock are held by any Subsidiary of the Company. No shares of Company Common Stock or Company Preferred Stock are held in the Company's treasury. As of the date hereof, 200,000 shares of Company Preferred Stock are designated as Series C Junior Participating Preferred Stock, of which no shares are issued and outstanding, but are reserved for issuance upon the exercise of Rights issued pursuant to the Rights Plan.

          (b)   The Company has duly reserved 3,305,528 shares of Company Common Stock for future issuance pursuant to the Company Stock Plans, of which options to purchase shares of Company Common Stock (the "Company Stock Options") to purchase 1,970,866 shares of Company Common Stock are outstanding as of the date hereof. The Company has provided to Parent a report dated as of December 13, 2007 that sets forth with respect to each Company Stock Option that is outstanding as of such date: (i) the name of the holder of such Company Stock Option; (ii) the date on which such Company Stock Option was granted; (iii) the term of such Company Stock Option; (iv) the total number of shares of Company Common Stock that was originally subject to such Company Stock Option; (v) the number of shares of Company Common Stock that remain subject to such Company Stock Option and the number of such shares of Company Common Stock that have vested; (vi) the vesting schedule for such Company Stock Option; (vii) the exercise price per share of Company Common Stock purchasable under such Company Stock Option; and (viii) whether such Company Stock Option has been designated an "incentive stock option" as defined in section 422 of the Code. The Company has delivered to Parent accurate and complete copies of the Company Stock Plans under which there are currently outstanding options. The Company has provided to Parent a report dated as of the date hereof that sets forth with respect to Company Restricted Shares that are outstanding as of such date: (i) the name of each holder of Company Restricted Shares; (ii) the total number of Company Restricted Shares originally issued to such holder; (iii) the date on which such Company Restricted Shares were issued; (iv) the number of Company Restricted Shares which have vested; (v) the vesting schedule for such Company Restricted Shares; and (vi) the purchase price per share of such Company Restricted Shares. The Company has delivered to Parent accurate and complete copies of (A) its standard form of restricted shares agreement and (B) any restricted shares agreement which deviates in any material respect from the standard form of restricted shares agreement. The Company has duly reserved 10,535,370 shares of Company Common Stock for future issuance pursuant to the warrants issued by the Company (the "Company Warrants") to purchase 10,535,370 shares of Company Common Stock which are outstanding as of the date hereof.

          (c)   Except for (i) the shares of Company Common Stock outstanding as of the date hereof, (ii) the Company Stock Options outstanding as of the date hereof, (iii) the Rights, and (iv) the other options, warrants, purchase rights, subscription rights, conversion rights, exchange rights and other Contracts that, directly or indirectly, could require the Company to issue, sell or otherwise cause to become outstanding shares of Company Common Stock that are disclosed in Section 3.2(c)(iv) of the Company Disclosure Schedule (the options, warrants, rights and other Contracts required to be disclosed pursuant to this Section 3.2(c)(iv), the "Other Purchase Rights"), the Company does not have outstanding securities of any kind. Except as set forth in the preceding sentence, the Company is not a party to any Contract obligating the Company, directly or indirectly, to issue additional securities and, to the Company's Knowledge, there is no circumstance or condition that may give rise to a claim by any Person that such Person is entitled to acquire any securities of the Company. As of the Effective Time, there will be no more than an aggregate of 36,135,929 shares of Company Common Stock that are then outstanding or subject to (A) 527,040 Company Restricted Shares that are then outstanding; and (B) 38,053 shares of Common Stock issued under the Company's 2005 Employee Stock Purchase Plan.

          (d)   All outstanding Company Stock Options and Other Purchase Rights have been duly authorized and validly issued and were issued in compliance with all applicable federal and state securities Laws. All shares of Company Common Stock subject to issuance upon exercise, conversion and/or exchange of Company Stock Options and Other Purchase Rights, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable.

          (e)   No Company Stock Option, Company Restricted Share or Other Purchase Right will by its terms require an adjustment in connection with the Merger, except as contemplated by this Agreement. Neither the consummation of the transactions contemplated by this Agreement, nor any action taken or to be taken by the Company in connection with such transactions, will result in the inability of Parent after the Effective Time to exercise any right or benefit held by the Company prior to the Effective Time with respect to any Company Stock Option assumed by Parent or any Company Restricted Share, to the extent applicable.

          (f)    None of the shares of Company Common Stock, Company Stock Options or Other Purchase Rights were issued or have been transferred in violation of, or are subject to, any preemptive rights, rights of first offer or subscription agreements. The Company is not a party to any stockholder agreements, voting agreements, voting trusts or any such other similar arrangements with respect to the transfer, voting or other rights associated with its securities other than in accordance with the provisions hereof and, to the Company's Knowledge, there are no such agreements to which the Company is not a party.

          (g)   Except for the repurchase at cost of shares of Company Common Stock from employees of the Company and its Subsidiaries in connection with the termination of their employment, the Company has not repurchased or otherwise reacquired any of its securities. The repurchase of any such securities was duly approved and authorized by the Board of Directors and complied in all respects with applicable Law, and the Company has no liability, contingent or otherwise, to make any payments with respect to any such repurchased securities. There are no obligations, contingent or otherwise, of the Company to repurchase, redeem or otherwise acquire any of its securities. There are no declared or accrued unpaid dividends with respect to any of the Company's securities.

          (h)   The Company does not have outstanding or authorized any stock appreciation, phantom stock, profit participation, or similar rights.

          (i)    The Company does not have outstanding any bonds, debentures, notes or other obligations or debt securities the holders of which have the right to vote (or convertible into, or exercisable or exchangeable for, securities having the right to vote) on any matter.

        3.3    Subsidiaries of the Company.

          (a)   The Company Disclosure Schedule contains a true and complete list of the Subsidiaries of the Company and sets forth with respect to each such Subsidiary (i) the jurisdiction of formation, (ii) the authorized and outstanding capital stock of such Subsidiary, (iii) the owner(s) of record of such outstanding capital stock and (iv) its status as an active or dormant company. The outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, other than as set forth on the Company Disclosure Schedule, are owned by the Company or another Subsidiary of the Company free and clear of all liens, claims, charges, security interests, mortgages, pledges, easements, conditional sale or other title retention agreements, defects in title, covenants or other restrictions of any kind, including, any restrictions on the use, voting, transfer or other attributes of ownership (collectively, "Liens").

          (b)   Each Subsidiary of the Company is validly existing and in good standing under the Laws of the jurisdiction of its formation, has all requisite power to own, lease and operate its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which it owns or leases property or conducts any business so as to require such qualification, except for those jurisdictions where the failure to be so qualified and in good standing would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries taken as a whole. All actions taken by each of the Subsidiaries has been authorized by all necessary corporate action, except where the failure to so authorize would not reasonably be expected to be, individually or in the aggregate, material to the Company.

          (c)   Other than the shares of capital stock set forth in the Company Disclosure Schedule, no Subsidiary of the Company has outstanding securities of any kind. No Subsidiary of the Company is party to any Contract obligating such Subsidiary, directly or indirectly, to issue any additional securities and there is no circumstance or condition that may give rise to a claim by any Person that such Person is entitled to acquire the securities of any such Subsidiary.

          (d)   No Subsidiary of the Company has outstanding any bonds, debentures, notes or other obligations or debt securities the holders of which have the right to vote (or convertible into, or exercisable or exchangeable for, securities having the right to vote) on any matter.

          (e)   Other than as set forth in the Company Disclosure Schedule, neither the Company nor any Subsidiary of the Company, directly or indirectly, owns any securities or other interest in any corporation, partnership, joint venture or other business association or entity, or to provide funds to or make any investment.

          (f)    There are no obligations, contingent or otherwise, of the Company or any Subsidiary of the Company to provide funds to or make an investment (in the form of a loan, capital contribution or otherwise) in any entity.

          (g)   Any Subsidiary of the Company that is not wholly-owned is dormant and inactive. There are no contracts, assets, liabilities, obligations or entitlements existing in connection with any such Subsidiary to any stockholder or third party.

        3.4    Authority and Enforceability.

          (a)   The Company has all necessary corporate power and authority to enter into this Agreement, and, subject in the case of the consummation of the Merger to the Company Stockholder Approval, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject in the case of the consummation of the Merger to the Company Stockholder Approval. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock at a duly convened meeting of the Company Stockholders to adopt this Agreement is the only vote of the holders of any class of capital stock or other security of the Company necessary to approve this Agreement and the Merger (the "Company Stockholder Approval"). This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by Parent and Merger Sub, constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors' rights generally, and (ii) the availability of injunctive relief and other equitable remedies.

          (b)   The Board of Directors of the Company has, by the unanimous vote of all directors then in office, (i) approved this Agreement and the transactions contemplated hereby, (ii) determined that the Merger is advisable and in the best interests of the Company Stockholders and (iii) resolved to recommend that the Company Stockholders adopt this Agreement and directed that this Agreement be submitted to the Company Stockholders for adoption.

        3.5    No Conflict; Authorizations.

          (a)   The execution and delivery of this Agreement by the Company do not, and the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby (in each case, with or without the giving of notice or lapse of time, or both) will not, directly or indirectly, (i) violate the provisions of the Company's or any of its Subsidiaries' Charter Documents, (ii) violate or conflict with, or constitute a default, an event of default or an event creating rights of acceleration, termination, cancellation, imposition of additional obligations or loss of rights, or require a consent to assignment, under any Contract (A) to which the Company or any of its Subsidiaries is a party, (B) of which the Company or any of its Subsidiaries is a beneficiary or (C) by which the Company or any of its Subsidiaries or any of their respective assets is bound, (iii) assuming compliance by the Company with the matters referred to in Section 3.5(b), violate or conflict with any Law, Authorization or Order applicable to the Company or any of its Subsidiaries, or give any Governmental Entity or other Person the right to challenge any of the transactions contemplated hereby or to exercise any remedy, obtain any relief under or revoke or otherwise modify any rights held under, any such Law, Authorization or Order, or (iv) result in the creation of any Liens upon any of the assets owned or used by the Company or any of its Subsidiaries, except for any such violations, conflicts, defaults and events referred to in clause (ii) and for any such violations, conflicts, challenges, remedies, relief, revocations, modifications or Liens referred to in clauses (iii) and (iv) that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Section 3.5(a) of the Company Disclosure Schedule sets forth all consents, waivers, assignments and other approvals and actions that are required in connection with the transactions contemplated by this Agreement under any Contract to which the Company or any of its Subsidiaries is a party (collectively, "Consents") in order to preserve all rights of, and benefits to, the Surviving Corporation and its Subsidiaries thereunder.

          (b)   No Authorization or Order of, registration, declaration or filing with, or notice to any Governmental Entity or other Person, is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement and the consummation of the Merger, except for (i) any necessary filing or approval of the New Jersey Department of Environmental Protection pursuant to ISRA (as herein defined), (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iii) the filing with the Securities and Exchange Commission (the "SEC") of the Proxy Statement and such reports under Sections 13, 15(d) and 16 of the Securities Exchange Act of 1934 (the "Exchange Act") as may be required in connection with this Agreement and the transactions contemplated hereby and (iv) such filings under the rules of the NASDAQ Global Market ("NASDAQ") as may be required in connection with this Agreement and the transactions contemplated hereby.

        3.6    SEC Filings; Financial Statements.

          (a)   The Company has filed all forms, reports, statements, schedules, registration statements and other documents required to be filed by it with the SEC from January 1, 2002 through and including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, and, when filed with the SEC, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (collectively, the "Company SEC Reports"). The Company has provided Parent with draft audited financial statements of the Company for the year ended December 31, 2007. As of the respective dates they were filed, and with respect to the Form 10-K, as of the date of its filing (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing), (i) each Company SEC Report complied, and each such Company SEC Report filed subsequent to the date hereof will comply, in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act, as the case may be, (ii) none of the Company SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (iii) each required Company SEC Report containing financial statements that has been filed with or submitted to the SEC by the Company since January 1, 2002, was accompanied by the certifications required to be filed or submitted by the Company's chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 and, at the time of filing or submission of each such certificate, such certification was true and accurate and complied in all material respects with the Sarbanes-Oxley Act of 2002. The Company maintains "disclosure controls and procedures" (as defined in Rule 13a-15(e) of the Exchange Act) required by Rule 13a-15 under the Exchange Act. Such disclosure controls and procedures are sufficient to ensure that material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded and reported on a timely basis to the Company's management to allow the principal executive officer and the principal financial officer of the Company or individuals performing similar functions, to make timely decisions regarding required disclosure. Based on its most recent evaluation of such disclosure controls and procedures prior to the date hereof, the Company has not disclosed to its independent auditors and the audit committee of the Board of Directors (i) any significant deficiencies and material weaknesses in the design or operation of the Company's internal controls over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company's internal controls over financial reporting. The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder applicable to it. The Company has promptly disclosed, by filing a Current Report on Form 8-K, any change in or waiver of the Company's code of ethics as required by the Sarbanes-Oxley Act. No Subsidiary of the Company is required to file any form, report or other document with the SEC or any similar Governmental Entity or any national securities exchange or quotation service.

          (b)   Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Company SEC Reports (the "Company Financial Statements") was prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each presents fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries taken as a whole). The most recent unaudited balance sheet of the Company contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 is hereinafter referred to as the "Company Balance Sheet" and the date thereof is hereinafter referred to as the "Company Balance Sheet Date." The draft audited financial statements for the year ended December 31, 2007 (including any notes thereto) provided to the Parent (the "Draft Financial Statements") were prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and presents fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as at the date thereof and for the period indicated therein, except as otherwise noted therein. When completed, and signed by the auditors of the Company, there will be no material changes thereto.

          (c)   There are no outstanding or unresolved comments in any comment letters received by the Company from the SEC. As of the date of this Agreement, to the knowledge of the Company, none of the Company SEC Reports is the subject of any ongoing review by the SEC. The Company has furnished to Parent a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments that previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act.

        3.7    No Undisclosed Liabilities.    The Company and its Subsidiaries have no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise ("Liabilities"), except (a) those which are adequately reflected or reserved against in the Company Balance Sheet, and (b) those which have been incurred in the ordinary course of business and consistent with past practice since the Company Balance Sheet Date and which are not, individually or in the aggregate, material in amount. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any "off-balance sheet arrangement" (as defined in Item 303(a)(iv) of Regulation S-K)).

        3.8    Inventory.    The Company Disclosure Schedule provides a complete list as of December 31, 2007 of current raw materials, supplies, parts, work-in-process and finished goods as of the date hereof and provides the shelf life for all finished goods. All inventory of the Company and its Subsidiaries (including materials, supplies, parts, work-in-process and finished goods) is of a quality, quantity and condition useable or saleable in the ordinary course of business. None of such inventory is obsolete and no write-down of such inventory has been made or should have been made in the period since the date of the applicable Company Disclosure Schedule. The quantities of each item of inventory are not excessive and are reasonable in the present circumstances of the Company and its Subsidiaries. All work in process and finished goods inventory is free of any material defect or other deficiency. All of such inventory is located at the facilities of the Company or a Subsidiary of the Company or third-party contract providers of the Company, and no inventory is held on a consignment basis.

        3.9    Accounts Receivable.    The accounts receivable of the Company and its Subsidiaries as set forth on the Company Balance Sheet or arising since the date thereof are, to the extent not paid in full by the account debtor prior to the date hereof, (a) valid and genuine, have arisen solely out of bona fide sales and deliveries of goods, performance of services and other business transactions in the ordinary course of business consistent with past practice, (b) not subject to valid defenses, set-offs or counterclaims, and (c) collectible within sixty (60) days after due date at the full recorded amount thereof less, in the case of accounts receivable appearing on the Company Balance Sheet, the recorded allowance for collection losses on the Company Balance Sheet or, in the case of Accounts Receivable arising since the Company Balance Sheet Date, the recorded allowance for collection losses shown on the accounting records of the Company and its Subsidiaries. The allowance for collection losses on the Company Balance Sheet and, with respect to Accounts Receivable arising since the Company Balance Sheet Date, the allowance for collection losses shown on the accounting records of the Company and its Subsidiaries, have been determined in accordance with GAAP consistent with past practice. The accounts receivable existing as of the Closing Date will be collectible within sixty (60) days after due date at the full recorded amount thereof net of the reserves shown on the accounting records of the Company and its Subsidiaries as of the Closing Date (which reserve shall be adequate and shall not represent a greater percentage of the accounts receivable as of the Closing Date than the reserve reflected in the Company Balance Sheet represented of the accounts receivable reflected therein).

        3.10    Taxes.

          (a)   As used in this Agreement, the following words and terms have the following definitions:

            (i)    "Tax" or "Taxes" means any and all federal, state, local, or foreign net or gross income, gross receipts, net proceeds, sales, use, ad valorem, value added, franchise, bank shares, withholding, payroll, employment, excise, property, deed, stamp, alternative or add-on minimum, environmental, profits, windfall profits, transaction, license, lease, service, service use, occupation, severance, energy, unemployment, social security, workers' compensation, capital, premium, and other taxes, assessments, customs, duties, fees, levies, or other governmental charges of any nature whatever, whether disputed or not, together with any interest, penalties, additions to tax, or additional amounts with respect thereto.

            (ii)   "Tax Returns" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

            (iii)  "Taxing Authority" means any Governmental Entity having jurisdiction with respect to any Tax.

          (b)   Each of the Company and its Subsidiaries has duly and timely filed all Tax Returns required to have been filed by or with respect to the Company or such Subsidiary and will duly and timely file all Tax Returns due between the date hereof and the Closing Date. Each such Tax Return correctly and completely reflects all liability for Taxes and all other information required to be reported thereon. All Taxes owed by the Company and each Subsidiary of the Company (whether or not shown on any Tax Return) have been timely paid (or, if due between the date hereof and the Closing Date, will be duly and timely paid). Each of the Company and its Subsidiaries has adequately provided for, in its books of account and related records, all Liability for all unpaid Taxes, being current Taxes not yet due and payable.

          (c)   Each of the Company and its Subsidiaries has withheld and timely paid all Taxes required to have been withheld and paid by it and has complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto.

          (d)   The statute of limitations for the assessment of income Taxes has expired for all periods prior to January 1, 2004. Neither the Company nor any of its Subsidiaries is the beneficiary of any extension of time within which to file any Tax Return, nor has the Company or any of its Subsidiaries made (or had made on its behalf) any requests for such extensions. Neither the Company nor any of its Subsidiaries has waived (or is subject to a waiver of) any statute of limitations in respect of Taxes or has agreed to (or is subject to) any extension of time with respect to a Tax assessment or deficiency. No power of attorney granted by the Company or any Subsidiary with respect to any Taxes is currently in force.

          (e)   The Company Disclosure Schedule indicates those Tax Returns that have been audited and those Tax Returns that currently are the subject of audit. Except as set forth in the Company Disclosure Schedule there is no material Action now pending or threatened against or with respect to the Company or any of its Subsidiaries in respect of any Tax or any assessment or deficiency nor is there any basis for same. There are no liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company. The Company has delivered to Parent correct and complete copies of all federal and state income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company or any of its Subsidiaries for the tax periods ended December 31, 2004, 2005 and 2006.

          (f)    The Company Disclosure Schedule lists, as of the date of this Agreement, all jurisdictions in which the Company or any of its Subsidiaries currently files Tax Returns. No claim has been made by an authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that any of them is or may be subject to taxation by that jurisdiction or that any of them must file Tax Returns.

          (g)   Neither the Company nor any of its Subsidiaries has filed a consent pursuant to the collapsible corporation provisions of Section 341(f) of the Code (or any corresponding provisions of state, local or foreign income Tax Law). None of the assets or properties of the Company or any of its Subsidiaries constitutes tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code. Neither the Company nor any of its Subsidiaries is a party to any "safe harbor lease" within the meaning of Section 168(f)(8) of the Code, as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982, or to any "long-term contract" within the meaning of Section 460 of the Code. Neither the Company nor any of its Subsidiaries has ever been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code. The Company is not a "foreign person" within the meaning of Section 1445 of the Code. Neither the Company nor any of its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make payments that would not be deductible under Sections 280G, 409A, 404 or 162 of the Code or an excise tax to the recipient of such payments pursuant to Section 4999 of the Code.

          (h)   Neither the Company nor any of its Subsidiaries has been the "distributing corporation" (within the meaning of Section 355(c)(2) of the Code) with respect to a transaction described in Section 355 of the Code within the 5-year period ending as of the date of this Agreement. Neither the Company nor any of its Subsidiaries has received (or is subject to) any ruling from any Taxing Authority or has entered into (or is subject to) any agreement with a Taxing Authority. Each of the Company and its Subsidiaries have disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code.

          (i)    Neither the Company nor any of its Subsidiaries (i) has ever been a party to any Tax allocation or sharing agreement or Tax indemnification agreement, (ii) has ever been a member of an affiliated, consolidated, condensed or unitary group or (iii) has any liability for or obligation to pay Taxes of any other Person under Treas. Reg. 1.1502-6 (or any similar provision of Tax Law), or as transferee or successor, by contract or otherwise. Neither the Company nor any of its Subsidiaries is a party to any joint venture, partnership, or other arrangement that is treated as a partnership for federal income tax purposes.

          (j)    The Company has not entered into any transaction that constitutes a "reportable transaction" within the meaning of Treasury Regulation Section 1.6011-4(b).

          (k)   The unpaid Taxes of the Company and any of its Subsidiaries (A) did not, as of the Company Balance Sheet Date, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face (rather than in any notes thereto) of the Company Balance Sheet and (B) do not exceed that reserve as adjusted for the operations and transactions through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Returns.

          (l)    Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any Taxable period (or portion thereof) ending after the Closing Date as a result of any (A) change in method of accounting for a Taxable period ending on or prior to the Closing Date; (B) "closing agreement" as described in Code §7121 (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (C) intercompany transactions or any excess loss account described in Treasury Regulations under Code §1502 (or any corresponding or similar provision of state, local or foreign income tax law); (D) installment sale or open transaction disposition made on or prior to the Closing Date; or (E) prepaid amount received on or prior to the Closing Date.

          (m)  Neither the Company nor any of its Subsidiaries has (i) sold any property or undertaken any transaction pursuant to which cash or other property was received prior to the Closing and income or gain will be recognized on or after the Closing, (ii) owned, directly or indirectly, stock in a "passive foreign investment company", a "controlled foreign corporation", a "foreign personal holding company", or a "foreign investment company", within the meaning of Code Sections 1297(a), 957(a), 552(a) and 1246(b), respectively, (iii) undertaken any action which would result in an "overall foreign loss" within the meaning of the Code Section 904(f)(2), (iv) been subject to the "dual consolidated loss" provisions of Code Section 1503(d), or (v) taken the position that any income constitutes "blocked income" on account of foreign or domestic legal restrictions and is therefore not currently taxable.

          (n)   The Company's tax basis in its assets for purposes of determining its future amortization, depreciation and other federal income tax deductions is accurately reflected on the Company's tax books and records.

        3.11    Compliance with Law.

          (a)   Each of the Company and its Subsidiaries has complied in all material respects with each, and is not in violation in any material respect of, any applicable Law to which the Company or any of its Subsidiaries or its business, operations, assets or properties are or have been subject.

          (b)   No event has occurred and no circumstances exist that (with or without the passage of time or the giving of notice) may result in a violation of, conflict with or failure on the part of the Company or any of its Subsidiaries to comply with, any Law, except for any such violations, conflicts or failures to comply that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice regarding any such violation of, conflict with, or failure to comply with, any Law.

        3.12    Authorizations.

          (a)   Each of the Company and its Subsidiaries owns, holds or lawfully uses in the operation of its business all Authorizations which are necessary for it to conduct its business as currently conducted or for the ownership and use of the assets owned or used by the Company or such Subsidiary in the conduct of its business free and clear of all Liens, except where the failure to own, hold, possess or lawfully use any such Authorizations would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Such Authorizations are valid and in full force and effect and none of such Authorizations will be terminated or impaired or become terminable as a result of the transactions contemplated by this Agreement. All material Authorizations are listed in the Company Disclosure Schedule.

          (b)   No event has occurred and no circumstances exist that (with or without the passage of time or the giving of notice) may result in a violation of, conflict with, failure on the part of the Company or any of its Subsidiaries to comply with the terms of, or the revocation, withdrawal, termination, cancellation, suspension or modification of any material Authorization. Neither the Company nor any of its Subsidiaries has received notice regarding any violation of, conflict with, failure to comply with the terms of, or any revocation, withdrawal, termination, cancellation, suspension or modification of, any material Authorization. Neither the Company nor any of its Subsidiaries is in default, nor has the Company or any of its Subsidiaries received notice of any claim of default, with respect to any material Authorization.

        3.13    Title to Personal Properties.

          (a)   The Company Disclosure Schedule sets forth a complete and accurate list of all the personal properties and assets owned, leased or used by the Company or any of its Subsidiaries or otherwise used in the businesses of the Company and its Subsidiaries as of the date of this Agreement, with a current fair market value in excess of $250,000, specifying whether and by whom each such asset is owned or leased and, in the case of leased assets, indicating the parties to, execution dates of and annual payments under, the lease.

          (b)   With respect to personal properties and assets that they purport to own, including all properties and assets reflected as owned on the Company Balance Sheet (other than inventory sold in the ordinary course of business since the date thereof), the Company or one of its Subsidiaries has good and valid title to all of such properties and assets, free and clear of all Liens other than Permitted Liens. "Permitted Liens" means (i) liens for current personal property taxes not yet due and payable and with respect to which the Company maintains adequate reserves, (ii) workers', carriers' and mechanics' or other like liens incurred in the ordinary course of business with respect to which payment is not due and that do not impair the conduct of the Company's or any of its Subsidiaries' business in any material respect or the present use of the affected property and (iii) liens that are immaterial in character, amount, and extent and which do not detract from the value or interfere with the present use of the properties they affect and which secure indebtedness in amounts not exceeding $200,000 in the aggregate.

          (c)   With respect to personal properties and assets that are leased, the Company or one of its Subsidiaries has a valid leasehold interest in such properties and assets and all such leases are in full force and effect and constitute valid and binding obligations of the other party(ies) thereto. Neither the Company nor any of its Subsidiaries nor any other party thereto is in violation of any of the terms of any such lease, except where any such violation would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        3.14    Condition of Tangible Assets.    All buildings, plants, leasehold improvements, structures, facilities, equipment and other items of tangible property and assets which are owned, leased or used by the Company or any of its Subsidiaries are structurally sound, are in good operating condition and repair (subject to normal wear and tear given the use and age of such assets), are usable in the regular and ordinary course of business and conform in all material respects to all Laws and Authorizations relating to their construction, use and operation.

        3.15    Leased Real Property.

          (a)   The Company Disclosure Schedule contains a list of all real property and interests in real property leased by the Company or any of its Subsidiaries (the "Leased Real Property"). The Company does not own any real property. The Leased Real Property listed on the Company

  Disclosure Schedule includes all interests in real property used in or necessary for the conduct of the businesses and operations of the Company and its Subsidiaries as currently conducted.

          (b)   The Company has delivered to Parent a true and complete copy of every lease and sublease pursuant to which the Company or any Subsidiary of the Company is a party or by which any of them is bound (each, a "Lease"). The Company or one of its Subsidiaries has peaceful, undisturbed and exclusive possession of the Leased Real Property. Each lease or sublease for Leased Real Property is in full force and effect and there exists no default by the Company or any of its Subsidiaries under any Lease and no circumstance exists which, with or without the giving of notice, the passage of time or both, would constitute or result in such a default.

          (c)   The uses for which the buildings, facilities and other improvements located on the Leased Real Property are zoned do not materially restrict, or materially impair, the use of the Leased Real Property for purposes of the business. Neither the Company nor any of its Subsidiaries has received any notice from any Governmental Entity or other Person that the Leased Real Property does not comply with all applicable material building and zoning codes, deed restrictions, ordinances and rules.

          (d)   No Governmental Entity having the power of eminent domain over the Leased Real Property has commenced or, to the Company's Knowledge, intends to exercise the power of eminent domain or a similar power with respect to all or any part of the Leased Real Property. There are no pending or, to the Company's Knowledge, threatened condemnation, fire, health, safety, building, zoning or other land use regulatory proceedings, lawsuits or administrative actions relating to any portion of the Leased Real Property or any other matters which do or may adversely effect the current use, occupancy or value thereof. Neither the Company nor any of its Subsidiaries has received notice of any pending or threatened special assessment proceedings affecting any portion of the Leased Real Property.

          (e)   The Leased Real Property and all present uses and operations of the Leased Real Property comply in all material respects with all Laws, Authorizations, covenants, conditions, restrictions, easements, disposition agreements and similar matters affecting the Leased Real Property. The continued use, occupancy and operation of the Leased Real Property as currently used, occupied and operated do not constitute a nonconforming use and are not the subject of a special use permit under any Law.

          (f)    The Leased Real Property is in suitable condition for the businesses of the Company and its Subsidiaries as currently conducted. Each of the Company and its Subsidiaries has good and valid rights of ingress and egress to and from all Leased Real Property from and to the public street systems for all usual street, road and utility purposes.

          (g)   No Person other than the Company or a Subsidiary of the Company is in possession of any of the Leased Real Property or any portion thereof, and there are no leases, subleases, licenses, concessions or other agreements, written or oral, granting to any Person other than the Company or a Subsidiary of the Company the right of use or occupancy of the Leased Real Property or any portion thereof. No easement, utility transmission line or water main located on the Leased Real Property adversely affects the use of the Leased Real Property or any improvement on the Leased Real Property in any material respect.

          (h)   All water, sewer, gas, electric, telephone and drainage facilities, and all other utilities required by any Law or necessary for the current use and operation of the Leased Real Property are installed to the property lines of the Leased Real Property, are connected pursuant to valid permits to municipal or public utility services or proper drainage facilities, are fully operable and are adequate to service the Leased Real Property in the operation of the business as currently conducted and to permit compliance with the requirements of all Laws in the operation thereof. No fact or condition exists which could result in the termination or reduction of the current access from the Leased Real Property to existing roads or to sewer or other utility services presently serving the Leased Real Property.

        3.16    Intellectual Property.

          (a)   As used in this Agreement, "Intellectual Property" means: (i) inventions (whether or not patentable), trade secrets, technical data, databases, customer lists, designs, tools, methods, processes, technology, ideas, know-how, source code, product road maps and other proprietary information and materials ("Proprietary Information"); (ii) trademarks and service marks (whether or not registered), trade names, logos, trade dress and other proprietary indicia and all goodwill associated therewith; (iii) documentation, advertising copy, marketing materials, web-sites, specifications, mask works, drawings, graphics, databases, recordings and other works of authorship, whether or not protected by Copyright; (iv) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, design documents, flow-charts, user manuals and training materials relating thereto and any translations thereof (collectively, "Software"); and (v) all forms of legal rights and protections that may be obtained for, or may pertain to, the Intellectual Property set forth in clauses (i) through (iv) in any country of the world ("Intellectual Property Rights"), including all issued or granted patent, patent applications (including provisional U.S. applications), design patents, PCT patent applications, invention disclosures and other rights to inventions or designs ("Patents"), all registered and unregistered copyrights in both published and unpublished works ("Copyrights"), all trademarks, service marks and other proprietary indicia (whether or not registered) ("Marks"), trade secret rights, mask works, moral rights or other literary property or authors rights, and all applications, registrations, issuances, divisions, continuations, renewals, reissuances and extensions of the foregoing.

          (b)   The Company Disclosure Schedule lists (by name, owner and, where applicable, registration number and jurisdiction of registration, application, certification or filing) all Intellectual Property that is owned by the Company and/or one or more of its Subsidiaries (whether exclusively, jointly with another Person or otherwise) ("Company Owned Intellectual Property"). Except as described in the Company Disclosure Schedule, the Company or one of its Subsidiaries owns the entire right, title and interest to all Company Owned Intellectual Property free and clear of all Liens.

          (c)   The Company Disclosure Schedule lists all licenses, sublicenses and other Contracts ("In-Bound Licenses") pursuant to which a third party authorizes the Company or any of its Subsidiaries to use, practice any rights under, or grant sublicenses with respect to, any Intellectual Property owned by such third party, including the incorporation of any such Intellectual Property into the Company's or any of its Subsidiaries' products and, with respect to each In-Bound License, whether the In-Bound License is exclusive or non-exclusive; provided, however, that the Company Disclosure Schedule is not required to list In-Bound Licenses that consist solely of "shrink-wrap" end-user licenses.

          (d)   The Company Disclosure Schedule lists all licenses, sublicenses and other Contracts ("Out-Bound Licenses") pursuant to which the Company or any of its Subsidiaries authorizes a third party to use, practice any rights under, or grant sublicenses with respect to, any Company

  Owned Intellectual Property or pursuant to which the Company or any of its Subsidiaries grants rights to use or practice any rights under any Intellectual Property owned by a third party and, with respect to each Out-Bound License, whether the Out-Bound License is exclusive or non-exclusive.

          (e)   The Company and/or one or more of its Subsidiaries (i) exclusively own the entire right, interest and title to all Intellectual Property that is used in or necessary for the businesses of the Company and its Subsidiaries as they are currently conducted or proposed to be conducted free and clear of Liens (including the design, manufacture, license and sale of all products currently under development or in production), or (ii) otherwise rightfully use or otherwise enjoy such Intellectual Property pursuant to the terms of a valid and enforceable In-Bound License that is listed in the Company Disclosure Schedule or that is a "shrink-wrap" or similar commercially available end-user license. The Company Owned Intellectual Property, together with the Company's and its Subsidiaries' rights under the In-Bound Licenses listed in the Company Disclosure Schedule or that are "shrink-wrap" and similar commercially available end-user licenses (collectively, the "Company Intellectual Property"), constitutes all the Intellectual Property used in or necessary for the operation of the Company's and its Subsidiaries' businesses as they are currently conducted and as proposed to be conducted.

          (f)    All registration, maintenance, annuity and renewal fees, and any other governmental fees related to Patents, Marks, Copyrights and any other certifications, filings or registrations that are owned by the Company or any of its Subsidiaries ("Company Registered Items") that are currently due have been paid and all documents and certificates related to such Company Registered Items have been filed with the relevant Governmental Entity or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Company Registered Items. All Company Registered Items are in good standing, held in compliance with all applicable legal requirements and enforceable by the Company and/or one or more of its Subsidiaries. All Company Intellectual Property that are owned or licensed by the Company or any of its Subsidiaries are valid.

          (g)   The Company is not aware of any challenges (or any basis therefor) with respect to the validity or enforceability of any Company Intellectual Property. The Company Disclosure Schedule lists the status of any Actions before any court of competent jurisdiction, the United States Patent and Trademark Office or any other Governmental Entity anywhere in the world related to any of the Company Intellectual Property, including the due date for any outstanding response by the Company or any of its Subsidiaries in such Actions. Neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that could reasonably be expected to result in the abandonment, cancellation, forfeiture, relinquishment, invalidation, waiver or unenforceability of any Company Intellectual Property. The Company Disclosure Schedule lists all previously held Company Registered Items and all Company owned Intellectual Property that the Company or any of its Subsidiaries has abandoned, cancelled, forfeited or relinquished during the 12 months prior to the date of this Agreement.

          (h)   None of the Company's Intellectual Property Rights or any of the Company's products or services currently or formerly developed manufactured, sold, offered for sale, distributed, provided, shipped, imported, exported or licensed, by the Company or any of its Subsidiaries, or which are currently under development, has infringed or infringes upon, or otherwise unlawfully used or uses, the Intellectual Property Rights of any third party. Neither the Company nor any of its Subsidiaries, by conducting its business as currently conducted or as conducted in the past has infringed or infringes upon, or otherwise unlawfully used or uses, any Intellectual Property Rights of a third party. Neither the Company nor any of its Subsidiaries has received any communication alleging that the Company or any of its Subsidiaries or any of their respective products, services, activities or operations infringe upon or otherwise unlawfully use any Intellectual Property Rights of a third party nor, to the Company's Knowledge, is there any basis therefor. No Action has been instituted, or, to the Company's Knowledge, threatened, relating to any Intellectual Property formerly or currently used by the Company or any of its Subsidiaries and none of the Company Intellectual Property is subject to any outstanding Order. To the Company's Knowledge, no Person has infringed or is infringing any Intellectual Property Rights of the Company or any of its Subsidiaries or has otherwise misappropriated or is otherwise misappropriating any Company Intellectual Property.

          (i)    With respect to the Company's or any of its Subsidiaries' Proprietary Information, the documentation relating thereto is current, accurate and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the special knowledge or memory of others. The Company and its Subsidiaries have taken reasonable best steps to protect and preserve the confidentiality of all Proprietary Information owned by the Company or any of its Subsidiaries. Without limiting the generality of the foregoing, the Proprietary Information of the Company and its Subsidiaries (other than Proprietary Information that became public after the filing of a patent application completely inclusive of such Proprietary Information that eventually published or issued as a Patent) is not part of the public knowledge and has not been used or divulged for the benefit of any Person other than the Company and its Subsidiaries. Any receipt or use by, or disclosure to or from, a third party of Proprietary Information owned by the Company or any of its Subsidiaries or such third party has been pursuant to the terms of binding written confidentiality agreement between the Company or such Subsidiary and such third party ("Nondisclosure Agreements"). The Company and its Subsidiaries are, and to the Company's Knowledge, all other parties thereto are, in compliance with the provisions of the Nondisclosure Agreements. The Company and its Subsidiaries are in compliance with the terms of all Contracts pursuant to which a third party has disclosed to, or authorized the Company or any of its Subsidiaries to use, Proprietary Information owned by such third party.

          (j)    All current and former employees, consultants and contractors of the Company and its Subsidiaries have executed and delivered, and are in compliance with, enforceable agreements regarding the protection of Proprietary Information and providing valid written assignments of all Intellectual Property conceived or developed by such employees, consultants or contractors in connection with their services for, or contractual obligations to, the Company and its Subsidiaries ("Work Product Agreements"). No current or former employee, consultant or contractor or any other Person has any right, claim or interest to any of the Company Intellectual Property.

          (k)   No employee, consultant or contractor of the Company or any of its Subsidiaries has been, is or will be, by performing services for the Company or such Subsidiary, in violation of any term of any employment, invention disclosure or assignment, confidentiality, noncompetition agreement or other restrictive covenant or any Order as a result of such employee's, consultant's or independent contractor's employment by the Company or any Subsidiary or any services rendered by such employee, consultant or independent contractor.

          (l)    All Intellectual Property that has been distributed, sold or licensed to a third party by the Company or any of its Subsidiaries that is covered by a warranty conformed to or conforms to, and performed or performs in accordance with, the representations and warranties provided with respect to such Intellectual Property by or on behalf of the Company or such Subsidiary for the time period during which such representations and warranties apply. True and complete copies have been provided to Parent of all Contracts pursuant to which the Company or any of its Subsidiaries has agreed to indemnify a third party in connection with any Intellectual Property that has been distributed, sold or licensed by the Company or any of its Subsidiaries.

          (m)  The execution and delivery of this Agreement by the Company does not, and the consummation of the Merger (in each case, with or without the giving of notice or lapse of time,

  or both) will not, directly or indirectly, result in the loss or impairment of, or give rise to any right of any third party to terminate or reprice or otherwise renegotiate any of the Company's or any of its Subsidiaries' rights to own or control any of its Intellectual Property or their respective rights under any Out-Bound License or In-Bound License, nor require the consent of any Governmental Entity or other third party in respect of any such Intellectual Property.

        3.17    Absence of Certain Changes or Events.    Except as set forth in the Company Disclosure Schedules, since September 30, 2007 (unless otherwise qualified below) to the date of this Agreement (with respect to the representation and warranty made as of the date of this Agreement) and to the Closing Date (with respect to the representation and warranty made as of the Closing Date):

          (a)   there has not been a Company Material Adverse Effect since December 31, 2007;

          (b)   neither the Company nor any of its Subsidiaries has amended or otherwise modified its Charter Documents;

          (c)   neither the Company nor any of its Subsidiaries has declared, set aside or paid any dividend or other distribution (whether in cash, stock or property) with respect to any of its securities;

          (d)   neither the Company nor any of its Subsidiaries has split, combined or reclassified any of its securities, or issued, or authorized for issuance, any securities except for the grant of Company Stock Options and the issuance of shares of Company Common Stock upon exercise of Company Stock Options, in each case, in the ordinary course of business consistent with past practice;

          (e)   neither the Company nor any of its Subsidiaries has altered any term of any outstanding securities;

          (f)    neither the Company nor any of its Subsidiaries has (i) materially increased or modified the compensation or benefits payable or to become payable to any of their respective current or former directors, employees, contractors or consultants, (ii) materially increased or modified any bonus, severance, termination, pension, insurance or other employee benefit plan, payment or arrangement made to, for or with any of its current or former directors, employees, contractors or consultants or (iii) entered into any employment, severance or termination agreement, outside the normal course of business;

          (g)   neither the Company nor any of its Subsidiaries has sold, leased, transferred or assigned any property or assets of the Company or any of its Subsidiaries except for the sale of inventory and the grant of Out-Bound Licenses on a non-exclusive basis, in each case in the ordinary course of business consistent with past practice;

          (h)   neither the Company nor any of its Subsidiaries has incurred, assumed or guaranteed any Indebtedness, or modified the terms of any Indebtedness outstanding as of the Balance Sheet Date;

          (i)    neither the Company nor any of its Subsidiaries has incurred any material Liability or created or assumed any Lien on any asset, except for Permitted Liens, Liens arising under lease financing arrangements existing as of the Company Balance Sheet Date and Liens for taxes not yet due and payable with respect to which the Company maintains adequate reserves since December 31, 2007;

          (j)    neither the Company nor any of its Subsidiaries has made any loan, advance or capital contribution to, or investment in, any Person except for travel loans or advances in the ordinary course of business consistent with past practice;

          (k)   neither the Company nor any of its Subsidiaries has entered into any Material Contract;

          (l)    (i) no Material Contract as herein defined has been modified, (ii) no rights under any Material Contract have been waived or accelerated and (iii) no Contract that would be required to be listed as a Material Contract pursuant to Section 3.18 hereof if such Contract were in effect on the date hereof has been terminated or cancelled;

          (m)  neither the Company nor any of its Subsidiaries has sold, transferred, pledged or assigned, and there has been no material reduction in the value of, any Company Intellectual Property;

          (n)   there has not been any labor dispute, except for individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Company or any of its Subsidiaries;

          (o)   there has not been any violation of or conflict with any Law to which the business, operations, assets or properties of the Company or any of its Subsidiaries are subject, except for any such violations and conflicts that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

          (p)   neither the Company nor any of its Subsidiaries has agreed or entered into any arrangement to take any action which, if taken prior to the date hereof, would have made any representation or warranty set forth in this ARTICLE III untrue or incorrect as of the date when made;

          (q)   there has not been any material damage, destruction or loss with respect to the property and assets of the Company or any of its Subsidiaries, whether or not covered by insurance;

          (r)   there has not been any revaluation of the Company's or any of its Subsidiaries' assets, including writing down the value of inventory or writing off notes or accounts receivable or impairing product license fees held in the balance sheet, other than in the ordinary course of business consistent with past practice and the Company has engaged in an evaluation of the value of its assets in accordance with GAAP at least as recently as December 31, 2007;

          (s)   neither the Company nor any of its Subsidiaries has made any change in accounting practices or procedures and in particular in respect of sales and inventory since December 31, 2007;

          (t)    neither the Company nor any of its Subsidiaries has made any Tax election, changed its method of Tax accounting or settled any claim for Taxes since December 31, 2007; or

          (u)   neither the Company nor any of its Subsidiaries has agreed, whether in writing or otherwise, to do any of the foregoing.

        3.18    Contracts.

          (a)   Except for this Agreement and except for Contracts filed as exhibits to the Company's SEC Reports, as of the date of this Agreement, none of the Company or its Subsidiaries is a party to or bound by any Contract: (i) that would be required to be filed by the Company as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act; (ii) containing covenants binding upon the Company or its Subsidiaries that restrict the ability of the Company or any of its Subsidiaries (or which, following the consummation of the Merger, would materially restrict the ability of the Surviving Corporation or its Affiliates) to compete in any business or geographic area; (iii) involving the payment or receipt of royalties or other amounts of more than $100,000 annually, calculated based upon the revenues or income of the Company or its Subsidiaries or income or revenues related to any product of the Company or its Subsidiaries; (iv) with any Affiliate; (v) that would prevent, materially delay or materially impede the Company's ability to consummate the transactions contemplated by this Agreement; or (vi) that were not negotiated and entered into an arm's length basis. Each such Contract described in clauses (i) through (v) and each Contract filed as an exhibit to the Company's SEC Reports is referred to herein as a "Material Contract."

          (b)   Each Material Contract is valid and binding upon the Company or a Subsidiary of the Company that is party thereto subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors' rights generally and general equitable principles. Neither the Company nor any of its Subsidiaries is, and to the Company's Knowledge, no other party thereto is, in default in the performance, observance or fulfillment in any material respect of any obligation, covenant, condition or other term contained in any Material Contract, and neither the Company nor any of its Subsidiaries has given or received notice to or from any Person relating to any such alleged or potential default that has not been cured. No event has occurred which with or without the giving of notice or lapse of time, or both, may conflict in any material respect with or result in a violation or breach in any material respect of, or give any Person the right to exercise any remedy under or accelerate the maturity or performance of, or cancel, terminate or modify, any Material Contract.

          (c)   The Company has provided copies of each Material Contract to Parent.

          (d)   All Contracts other than Material Contracts to which the Company or any of its Subsidiaries is a party or is subject, or by which any of their respective assets are bound (collectively, the "Minor Contracts"), are in all material respects valid and enforceable in accordance with their terms. Neither the Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any obligation, covenant or condition contained therein, and no event has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default thereunder by the Company or any of its Subsidiaries, except in either case where such default would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        3.19    Litigation.

          (a)   Except as otherwise disclosed in the Company Disclosure Schedule, there is no action, suit or proceeding, claim, arbitration, litigation or investigation (each, an "Action") pending or, to the Company's Knowledge, threatened (i) against or affecting the Company or any of its Subsidiaries or, to the knowledge of the Company, pending or threatened against any present or former officer, director or employee of the Company or any of its Subsidiaries or other Person in connection with which the Company or any of its Subsidiaries has an indemnification obligation or (ii) that challenges or seeks to prevent, enjoin or otherwise delay the Merger. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action. There is no Action against any current or, to the Company's Knowledge, former director or employee of the Company or any of its Subsidiaries with respect to which the Company or any of its Subsidiaries has or is reasonably likely to have an indemnification obligation.

          (b)   There is no unsatisfied judgment, penalty or award against or affecting the Company or any of its Subsidiaries or any of their respective properties or assets. There is no Order to which the Company or any of its Subsidiaries or any of their respective properties or assets are subject.

          (c)   All Actions which have been settled by the Company have been fully and finally settled pursuant to the terms of all applicable settlement agreements and the Company has no outstanding obligations or liabilities to the parties to such Actions and, to the extent applicable, such Actions have been dismissed with prejudice.

        3.20    Employee Benefits.

          (a)   The Company Disclosure Schedule sets forth a complete and accurate list of all Company Benefit Plans. A current, accurate and complete copy of each Company Benefit Plan has been provided to Parent. Neither the Company nor any of its Subsidiaries has any intent or commitment to create any additional Company Benefit Plan or amend any Company Benefit Plan. "Company Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), including any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan (as defined in ERISA Section 3(2)), (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan (as defined in ERISA Section 3(37)), (d) Employee Welfare Benefit Plan (as defined in ERISA Section 3(1)) or material fringe benefit plan or program, or (e) stock purchase, stock option, severance pay, employment, change-in-control, vacation pay, company awards, salary continuation, sick leave, excess benefit, bonus or other incentive compensation, life insurance, or other employee benefit plan, contract, program, policy or other arrangement, whether or not subject to ERISA, in each case which is sponsored, maintained or contributed to by the Company, any of its Subsidiaries or any ERISA Affiliate, or with respect to which the Company, any of its Subsidiaries or any ERISA Affiliate otherwise has any present or future Liability. "ERISA Affiliate" means any entity which is a member of a "controlled group of corporations" with, under "common control" with or a member of an "affiliated services group" with, the Company or any of its Subsidiaries, as defined in Section 414(b), (c), (m) or (o) of the Code.

          (b)   The Company has provided or made available to Parent a complete and correct copy of each Company Benefit Plan and all trust agreements, insurance contract or other funding arrangements, all summary plan descriptions, and all material amendments and modifications to any such Company Benefit Plan. Each Company Benefit Plan has been and is currently administered in compliance in all material respects with its constituent documents and with all reporting, disclosure and other requirements of ERISA and the Code applicable to such Company Benefit Plan. Each Company Benefit Plan that is an Employee Pension Benefit Plan (as defined in Section 3(2) of ERISA) and which is intended to be qualified under Section 401(a) of the Code (a "Pension Plan"), has been determined by the Internal Revenue Service to be so qualified and no condition exists that would adversely affect any such determination. No Company Benefit Plan is a "defined benefit plan" as defined in Section 3(35) of ERISA.

          (c)   None of the Company, any Subsidiary of the Company, any ERISA Affiliate or any trustee or agent of any Company Benefit Plan has been or is currently engaged in any prohibited transactions as defined by Section 406 of ERISA or Section 4975 of the Code for which an exemption is not applicable which could subject Company, any Subsidiary of the Company, any ERISA Affiliate or any trustee or agent of any Company Benefit Plan to the tax or penalty imposed by Section 4975 of the Code or Section 502 of ERISA.

          (d)   There is no event or condition existing which could be deemed a "reportable event" (within the meaning of Section 4043 of ERISA) with respect to which the 30-day notice requirement has not been waived. To the Company's Knowledge, no condition exists which could subject the Company or any of its Subsidiaries to a penalty under Section 4071 of ERISA.

          (e)   None of the Company, any Subsidiary of the Company or any ERISA Affiliate is, or has been, party to any "multi-employer plan," as that term is defined in Section 3(37) of ERISA.

          (f)    True and correct copies of the two most recent annual reports on Form 5500 and any attached schedules for each Company Benefit Plan (if any such report was required by applicable Law).

          (g)   With respect to each Company Benefit Plan, there are no actions, suits or claims (other than routine claims for benefits in the ordinary course) pending or, to the Company's Knowledge, threatened against any Company Benefit Plan, the Company, any Subsidiary of the Company, any ERISA Affiliate or any trustee or agent of any Company Benefit Plan.

          (h)   With respect to each Company Benefit Plan to which the Company, any Subsidiary of the Company or any ERISA Affiliate is a party which constitutes a group health plan subject to Section 4980B of the Code, each such Company Benefit Plan complies, and in each case has complied, in all material respects with all applicable requirements of Section 4980B of the Code.

          (i)    Full payment has been made of all amounts which the Company, any Subsidiary of the Company or any ERISA Affiliate was required to have paid as a contribution to any Company Benefit Plan as of the last day of the most recent fiscal year of each of the Benefit Plans ended prior to the date of this Agreement, and none of the Company Benefit Plans has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of each such Company Benefit Plan ended prior to the date of this Agreement.

          (j)    Each Company Benefit Plan is, and its administration is and has been during the 6-year period preceding the date of this Agreement, in all material respects in compliance with, and none of Company, any Subsidiary of the Company or any ERISA Affiliate has received any claim or notice that any such Company Benefit Plan is not in material compliance with, all applicable Laws and Orders and prohibited transaction exemptions, including to the extent applicable, the requirements of ERISA.

          (k)   None of the Company, any Subsidiary of the Company and any ERISA Affiliate is in default in any material respect in performing any of its contractual obligations under any of the Company Benefit Plans or any related trust agreement or insurance contract.

          (l)    There are no material outstanding Liabilities of any Company Benefit Plan other than Liabilities for benefits to be paid to participants in any Company Benefit Plan and their beneficiaries in accordance with the terms of such Company Benefit Plan.

          (m)  Subject to ERISA and the Code, each Company Benefit Plan may be amended, modified, terminated or otherwise discontinued by the Company, a Subsidiary of the Company or an ERISA Affiliate at any time without liability.

          (n)   No Company Benefit Plan other than a Pension Plan, retiree medical plan or severance plan provides benefits to any individual after termination of employment.

          (o)   Except as otherwise provided in the Disclosure Schedules, the consummation of the Merger will not (either alone or in conjunction with any other event) (i) entitle any current or former director, employee, contractor or consultant of the Company or any of its Subsidiaries to severance pay, unemployment compensation or any other payment, (ii) accelerate the time of payment or vesting, or increase the amount of compensation due to any such director, employee, contractor or consultant, or result in the payment of any other benefits to any Person or the forgiveness of any Indebtedness of any Person, (iii) result in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available, or (iv) result in the payment or series of payments by any Company or any of its Affiliates to any person of an "excess parachute payment" within the meaning of Section 280G of the Code.

          (p)   With respect to each Company Benefit Plan that is funded wholly or partially through an insurance policy, all premiums required to have been paid to date under the insurance policy have been paid, all premiums required to be paid under the insurance policy through the Closing will have been paid on or before the Closing and, as of the Closing, there will be no liability of the

  Company, any Subsidiary of the Company or any ERISA Affiliate under any insurance policy or ancillary agreement with respect to such insurance policy in the nature of a retroactive rate adjustment, loss sharing arrangement or other actual or contingent liability arising wholly or partially out of events occurring prior to the Closing.

          (q)   Each Company Benefit Plan that constitutes a "welfare benefit plan," within the meaning of Section 3(1) of ERISA, and for which contributions are claimed by the Company, any Subsidiary of the Company or any ERISA Affiliate as deductions under any provision of the Code, is in compliance in all material respects with all applicable requirements pertaining to such deduction. With respect to any welfare benefit fund (within the meaning of Section 419 of the Code) related to a welfare benefit plan, there is no disqualified benefit (within the meaning of Section 4976(b) of the Code) that would result in the imposition of a tax under Section 4976(a) of the Code. All welfare benefit funds intended to be exempt from tax under Section 501(a) of the Code have been determined by the Internal Revenue Service to be so exempt and no event or condition exists which would adversely affect any such determination.

          (r)   Each Company Benefit Plan and any other arrangement that is a "nonqualified deferred compensation plan" within the meaning of Section 409A(d) of the Code complies in form and operation, and has substantially complied at all applicable times, with the requirements of Section 409A.

        3.21    Labor and Employment Matters.

          (a)   The Company Disclosure Schedule sets forth (i) (A) a list of all employees, contractors and consultants of the Company and its Subsidiaries (including title and position) as of the date hereof, and (B) the base compensation and benefits of each such employee, consultant and consultant whose base compensation and target bonus exceeds $10,000 in the year ending December 31, 2007. All directors, employees, contractors and consultants of the Company and its Subsidiaries may be terminated by the Company or the relevant Subsidiary at any time with or without cause and without any severance or other Liability to the Company or such Subsidiary.

          (b)   Neither the Company nor any of its Subsidiaries is a party or subject to any labor union or collective bargaining Contract and, to the knowledge of the Company, as of the date of this Agreement, there are no labor unions or other organizations representing, purporting to represent or attempting to represent any employees of the Company or any of its Subsidiaries. There are no pending or threatened labor disputes, work stoppages, requests for representation, pickets, work slow-downs due to labor disagreements or any actions or arbitrations which involve the labor or employment relations of the Company or any of its Subsidiaries. There is no unfair labor practice, charge or complaint pending, unresolved or, to the Company's Knowledge, threatened before the National Labor Relations Board. No event has occurred or circumstance exist that may provide the basis of any work stoppage or other labor dispute.

          (c)   Each of the Company and its Subsidiaries has complied in all material respects with each, and is not in violation in any material respect of any, Law relating to anti-discrimination and equal employment opportunities and there are, and have been, no material violations of any other Law respecting the hiring, hours, wages, occupational safety and health, employment, promotion, termination or benefits of any employee or other Person. Each of the Company and its Subsidiaries has filed all reports, information and notices required under any Law respecting the hiring, hours, wages, occupational safety and health, employment, promotion, termination or benefits of any employee or other Person, and will timely file prior to Closing all such reports, information and notices required by any Law to be given prior to Closing.

          (d)   Each of the Company and its Subsidiaries has paid or properly accrued in the ordinary course of business all wages and compensation due to employees, including all vacations or vacation pay, holidays or holiday pay, sick days or sick pay, and bonuses.

          (e)   Neither the Company nor any of its Subsidiaries is a party to any Contract which restricts the Company or any of its Subsidiaries from relocating, closing or terminating any of its operations or facilities or any portion thereof. Neither the Company nor any of its Subsidiaries have since January 1, 2004 effectuated a "plant closing" (as defined in the Worker Adjustment and Retraining Notification Act of 1988 (the "WARN Act")) or (ii) a "mass lay-off" (as defined in the WARN Act), in either case affecting any site of employment or facility of the Company or any of its Subsidiaries, except in accordance with the WARN Act. The consummation of the Merger will not create liability for any act by the Company or any of its Subsidiaries on or prior to the Closing Date under the WARN Act or any other Law respecting reductions in force or the impact on employees on plant closings or sales of businesses.

          (f)    Each of the Company and its Subsidiaries has complied and is in compliance in all material respects with the requirements of the Immigration Reform and Control Act of 1986. The Company Disclosure Schedule sets forth a true and complete list of all employees working in the United States who are not U.S. citizens and a description of the legal status under which each such employee is permitted to work in the United States. All employees of the Company and its Subsidiaries who are performing services for the Company or any of its Subsidiaries in the United States are legally able to work in the United States and will be able to continue to work in the United States following the Merger. The Company's and its Subsidiaries' relationship with its employees is good, and there are no pending or threatened claims by any employees.

        3.22    Environmental.

          (a)   As used in this Agreement, the following words and terms have the following definitions:

              (i)  "Environment" means all air, surface water, groundwater, sediment, soil and land, including land surface or subsurface, including all fish, wildlife, biota and all other natural resources present therein or thereon.

             (ii)  "Environmental Action" means any request or demand for information, directive, order, notice, notice of violation, demand, claim, proceeding or other Action brought or threatened under any Environmental Law or Environmental Permit or otherwise asserting that the Company or any of its Subsidiaries has actual or potential any Environmental Liability.

            (iii)  "Environmental Clean-up Site" means any location which is listed or included or proposed for listing or inclusion on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System, or on any similar state or foreign list of sites requiring investigation or cleanup, or which is the subject of any pending or threatened Action, including any Environmental Action, related to or arising from any alleged violation of any Environmental Law or Environmental Permit or at which there has been a threatened or actual Release of a Hazardous Substance.

            (iv)  "Environmental Laws" means any and all applicable Laws and Authorizations issued, promulgated or entered into by any Governmental Entity relating to the Environment, worker health and safety, preservation or reclamation of natural resources, or to the management, handling, use, generation, treatment, storage, transportation, disposal, manufacture, distribution, formulation, packaging, labeling, Release or threatened Release of or exposure to Hazardous Substances, whether now existing or subsequently amended or enacted, including but not limited to: the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq. ("CERCLA"); the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Toxic

    Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300(f) et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act 7 U.S.C. Section 136 et seq.; the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Section 6901 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; and any similar or implementing state or local Law, and any non-U.S. Laws and regulations of similar import, and all amendments or regulations promulgated thereunder; and any common law doctrine, including but not limited to, negligence, nuisance, trespass, personal injury, or property damage related to or arising out of the presence, Release, or exposure to Hazardous Substances.

             (v)  "Environmental Liabilities" means Liabilities based upon or arising out of (A) the ownership or operation of the business of the Company or any of its Subsidiaries or (B) the operation or condition of the Leased Real Property or any other real property currently or formerly owned, operated or leased by the Company or any of its Subsidiaries, in each case to the extent based upon or arising out of (i) Environmental Law, (ii) a failure to obtain, maintain or comply with any Environmental Permit, (iii) a Release of any Hazardous Substance or (iv) the use, generation, storage, transportation, treatment, sale or other off-site disposal of Hazardous Substances.

            (vi)  "Environmental Permit" means any Authorization required under or issued pursuant to Environmental Law, any and all Orders issued or required by, or entered into or with a Governmental Entity under Environmental Law.

           (vii)  "Hazardous Substances" means all explosive or regulated radioactive materials or substances, hazardous or toxic materials, wastes or chemicals, petroleum and petroleum products (including crude oil or any fraction thereof), asbestos or asbestos containing materials, and all other materials, chemicals or substances which are regulated by, form the basis of liability or are defined as hazardous, extremely hazardous, toxic or words of similar import, under any Environmental Law, including materials listed in 49 C.F.R. Section 172.101 and materials defined as hazardous pursuant to Section 101(14) of CERCLA.

          (viii)  "ISRA" means the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. and the regulations promulgated thereunder.

            (ix)  "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of Hazardous Substances into the Environment.

          (b)   Each of the Company and its Subsidiaries has secured, and is in compliance with, all Environmental Permits required in connection with its business, operations and the Leased Real Property. Each Environmental Permit, together with the name of the Governmental Entity issuing such Environmental Permit, is set forth in the Company Disclosure Schedule. All such Environmental Permits are valid and in full force and effect and none of such Environmental Permits will be terminated or impaired or become terminable as a result of the Merger. Each of the Company and its Subsidiaries have been, and are currently, in compliance with the requirements of all Environmental Laws applicable to its business and operations and to the Leased Real Property. Neither the Company nor any of its Subsidiaries has received any notice, or is subject to any Environmental Action, alleging that the Company or any of its Subsidiaries is not in such compliance with Environmental Laws.

          (c)   There are no past, pending or, to the Company's Knowledge, threatened Environmental Actions against or affecting the Company or any of its Subsidiaries, or arising out of any business or operations of the company or any of its Subsidiaries, or with respect to any of the Leased Real Property, and the Company is not aware of any facts or circumstances which could be expected to form the basis for any Environmental Action or Environmental Liability against the Company or any of its Subsidiaries.

          (d)   Neither the Company nor any of its Subsidiaries has entered into or agreed to any Order, and neither the Company nor any of its Subsidiaries is subject to any Order, arising out of or issued pursuant to any Environmental Law, including without limitation, any Order relating to compliance with any Environmental Law or any Environmental Permit or requiring the investigation or cleanup of a Hazardous Substance under any Environmental Law.

          (e)   No Lien has been attached to, or asserted against, or otherwise obtained with respect to, any assets, property or rights of the Company or any of its Subsidiaries, including without limitation any of the Leased Real Property, pursuant to any Environmental Law, and, to the Company's Knowledge, no such Lien has been threatened. To the Company's Knowledge, there are no facts, circumstances or other conditions, including, without limitation, any Releases for which the Company or any of its Subsidiaries is legally responsible, that could be expected to give rise to, result in the assertion or creation of, any Liens on or affecting any Leased Real Property.

          (f)    Neither the Company nor any of its Subsidiaries has received any notice or request, including, without limitation, any CERCLA 104(e) information request nor has the Company or any of its Subsidiaries been named a potentially responsible party with respect to any Environmental Clean-up Site under any Environmental Law, including, without limitation, CERCLA or any analogous state Law. To the Company's Knowledge, there are no circumstances or conditions that could be expected to result in the issuance of any such notice or request to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received an analogous notice or request from any non-U.S. Governmental Entity.

          (g)   The Company has provided to Parent true and complete copies of, or access to, all written environmental assessment materials and reports that have been prepared by or on behalf of, or are otherwise in the possession, custody or control of, the Company or any of its Subsidiaries.

          (h)   None of the Leased Real Property located in New Jersey is an "industrial establishment" as such term is defined under ISRA.

          (i)    Neither the Company nor any of its Subsidiaries has transported for storage, treatment or disposal, by contract, agreement or otherwise, or arranged for the transportation, storage, treatment or disposal, of any Hazardous Substances at or to any location, including, without limitation, any location used for the treatment, storage or disposal of Hazardous Substances.

        3.23    Related Party Transactions.    Except as otherwise disclosed in the Company's SEC Reports and Disclosure Schedules, there are no Contracts of any kind entered into by the Company or any of its Subsidiaries with, or for the benefit of, any officer, director or stockholder of the Company or, to the Knowledge of the Company, any Affiliate of any of them, except in each case, for (a) employment agreements, fringe benefits and other compensation paid to directors, officers and employees consistent with previously established policies (including normal merit increases in such compensation in the ordinary course of business) and copies of which have been provided to Parent and are listed on the Company Disclosure Schedule, (b) reimbursements of ordinary and necessary expenses incurred in connection with their employment or service, and (c) amounts paid pursuant to Company Benefit Plans of which copies have been provided to Parent. To the Knowledge of the Company, none of such Persons has any material direct or indirect ownership interest in any firm or corporation with which the

Company or any of its Subsidiaries has a business relationship, or with any firm or corporation that competes with the Company or any of its Subsidiaries (other than ownership of securities in a publicly traded company representing less than one percent (1%) of the outstanding stock of such company). No officer or director of the Company or any of its Subsidiaries or member of his or her immediate family or greater than five percent (5%) stockholder of the Company or, to the Knowledge of the Company, any Affiliate of any of them or any employee of the Company or any of its Subsidiaries is directly or indirectly interested in any Material Contract.

        3.24    Insurance.

          (a)   The Company Disclosure Schedule sets forth (i) an accurate and complete list of each insurance policy, binder of insurance and fidelity bond which covers the Company or any of its Subsidiaries or their respective businesses, properties, assets, directors or employees (the "Policies") and (ii) a list of all pending claims and the claims history for the Company and each Subsidiary during the current year and the preceding three (3) years (including with respect to insurance obtained but not currently maintained). There are no pending claims under any of such Policies as to which coverage has been questioned, denied or disputed by the insurer or in respect of which the insurer has reserved its rights.

          (b)   All Policies are issued by an insurer that is financially sound and reputable with a rating of A or better, are in full force and effect and are enforceable in accordance with their terms and will continue in full force and effect with respect to the Company and its Subsidiaries following the Merger. Such Policies provide adequate insurance coverage for the Company and its Subsidiaries and their respective businesses, properties, assets and employees, and are sufficient in all material respects for compliance with all Laws and Contracts to which the Company or any of its Subsidiaries is a party or by which it is bound.

          (c)   All premiums due under the Policies have been paid in full or, with respect to premiums not yet due, accrued. Neither the Company nor any of its Subsidiaries has received a notice of cancellation of any Policy or of any material changes that are required in the conduct of the business of the Company or any of its Subsidiaries as a condition to the continuation of coverage under, or renewal of, any such Policy. There is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default under any Policy or entitle any insurer to terminate or cancel any Policy. The Company has no Knowledge of any threatened termination of, or material premium increase with respect to, any Policy and none of such Policies provides for retroactive premium adjustments.

        3.25    Books and Records.    The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions and the assets and Liabilities of the Company and its Subsidiaries. Neither the Company nor any of its Subsidiaries has engaged in any transaction, maintained any bank account or used any of the funds of the Company or any of its Subsidiaries other than transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the business. The minute books (containing the records of the meetings, or written consents in lieu of such meetings, of the stockholders, the Board of Directors and any committees of the Board of Directors), the stock certificate books, and the stock record books of the Company and its Subsidiaries are correct and complete in all material respects, and have been maintained in accordance with sound business practices. At the Closing, all of those books and records will be in the possession of the Company. At the Closing, the Company will deliver, or cause to be delivered, to Parent or its designee all of the minute books of the Company and its Subsidiaries.

        3.26    Product Warranty.

          (a)   There are no warranties (express or implied) outstanding with respect to any products currently or formerly manufactured, sold, distributed, provided, shipped or licensed ("Products"),

  or any services rendered, by the Company or any of its Subsidiaries, beyond that set forth in the standard conditions of sale or service, copies of which are included in the Company Disclosure Schedule.

          (b)   Each Product manufactured, sold, distributed, provided, shipped or licensed, or service rendered, by the Company or any of its Subsidiaries has been in conformity with all applicable contractual commitments and warranties. There are no material design, manufacturing or other defects, latent or otherwise, with respect to any Products and such Products are not toxic when used in accordance with their intended use. Each Product that has been manufactured, sold, distributed, provided, shipped or licensed prior to Closing contains all warnings required by applicable Law and such warnings are in accordance with reasonable industry practice.

          (c)   The Company Balance Sheet reflects adequate reserves (in accordance with GAAP) for product design and warranty claims and other damages in connection with any Product manufactured, sold, distributed, shipped or licensed, or service rendered, by the Company and its Subsidiaries on or prior to the Company Balance Sheet Date. The accounting records of the Business will reflect adequate reserves (in accordance with GAAP) for all such claims in connection with Products manufactured, sold, distributed, shipped or licensed, or services rendered by, the Company or any of its Subsidiaries on or prior to the Closing Date.

        3.27    Brokers or Finders.    There is no investment banker, broker, finder, financial advisor or other intermediary which has been retained by or is authorized to act on behalf of the Company or the Company Stockholders who is entitled to any fee or commission in connection with the transactions contemplated by this Agreement, other than ThinkEquity Partners, LLC in an amount of $730,000 and Janney Montgomery Scott LLC in an amount of $275,000.

        3.28    No Illegal Payments.    None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any Affiliate, officer, agent or employee thereof, directly or indirectly, has, since inception, on behalf of or with respect to the Company or any of its Subsidiaries, (a) made any unlawful domestic or foreign political contributions, (b) made any payment or provided services which were not legal to make or provide or which the Company, any of its Subsidiaries or any Affiliate thereof or any such officer, employee or other Person should reasonably have known were not legal for the payee or the recipient of such services to receive, (c) received any payment or any services which were not legal for the payer or the provider of such services to make or provide, (d) had any material transactions or payments which are not recorded in its accounting books and records or (e) had any off-book bank or cash accounts or "slush funds."

        3.29    Bank Accounts.    The Company Disclosure Schedule sets forth the name of each bank, safe deposit company or other financial institution in which the Company or any of its Subsidiaries has an account, lock box or safe deposit box and the names of all persons authorized to draw thereon or have access thereto.

        3.30    Rights Plan; Antitakeover Statutes.    The Rights Plan is not required to be amended such that entering into this Agreement and the transactions contemplated hereby and thereby, do not and will not on the date hereof or as a result of the passage of time (i) result in any person being deemed to have become an Acquiring Person (as defined in the Rights Plan), (ii) result in the ability of any person to exercise any Rights (as defined in the Rights Plan) under the Rights Plan, (iii) enable or require the Rights to separate from the Shares to which they are attached or to be triggered or become exercisable or (iv) enable the Company to exchange any Rights for shares of the Company's capital stock, pursuant to the Rights Plan. No Distribution Date, Stock Acquisition Date, Triggering Event (as such terms are defined in the Rights Plan) or similar event has occurred or will occur by reason of (A) the adoption, approval, execution or delivery of this Agreement, (B) the public announcement of such adoption, approval, execution or delivery or (C) the consummation of the transactions contemplated hereby and thereby.

        3.31    Opinion of Financial Advisor.    The Board of Directors of the Company and a special committee of the Board of Directors have received an opinion from the Company's financial advisor dated as of the date hereof and addressed to the special committee and the Board of Directors of the Company to the effect that, as of the date hereof and based upon and subject to the limitations, qualifications and assumptions set forth therein, the Total Merger Consideration to be paid to the holders of shares of the Company Common Stock is fair, from a financial point of view, to the holders.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Parent and Merger Sub represent and warrant to the Company that the statements contained in this ARTICLE IV are true and correct.

        4.1    Organization and Good Standing.    Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, has all requisite power to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which it owns or leases property or conducts any business so as to require such qualification, except for those jurisdictions where the failure to be so qualified and in good standing would not reasonably be expected to be, individually or in the aggregate, material to Parent and its Subsidiaries taken as a whole.

        4.2    Authority and Enforceability.    Each of Parent and Merger Sub has the requisite power and authority to enter into this Agreement and to consummate the Merger. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery by the Company, constitutes the valid and binding obligation of Parent and Merger Sub, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors' rights generally, and (b) the availability of injunctive relief and other equitable remedies.

        4.3    No Conflicts; Authorizations.

          (a)   The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance by Parent and Merger Sub of their obligations hereunder and the consummation by Parent and Merger Sub of the transactions contemplated hereby will not, (i) violate the provisions of any of the Charter Documents of Parent or Merger Sub, (ii) violate any Contract to which Parent or Merger Sub is a party, (iii) assuming compliance by Parent with the matters referred to Section 4.3(b), violate any Law applicable to Parent or Merger Sub on the date hereof, or (iv) result in the creation of any Liens upon any of the assets owned or used by Parent or Merger Sub, other than such violations referred to in clauses (i), (ii) and (iii) and such Liens referred to in clause (iv) which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (b)   No Authorization or Order of, registration, declaration or filing with, or notice to any Governmental Entity is required by or with respect to Parent in connection with the execution and delivery of this Agreement and the consummation of the Merger, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and (ii) such Authorizations, Orders, registrations, declarations, filings and notices the failure to obtain or make which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        4.4    Availability of Funds.    Parent has cash available or has equity investment commitments or existing borrowing facilities which together are sufficient to enable it to satisfy its obligations under this Agreement.

        4.5    Brokers or Finders.    There is no investment banker, broker, finder, financial advisor or other intermediary which has been retained by or is authorized to act on behalf of Parent who is entitled to any fee or commission in connection with the transactions contemplated by this Agreement other than Ferghana Partners Inc. and its subsidiary, Ferghana Securities Inc.

        4.6    Interim Operations of Sub.    Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE COMPANY

        5.1    Management Consulting Committee.

          (a)   Promptly following execution of this Agreement, the parties shall establish a management consulting committee (the "MCC"), which shall consist of a minimum of six (6) persons (the "MCC Member" or "MCC Members") with the Company and Parent each entitled to appoint three (3) MCC Members and shall have a term beginning on the date hereof and terminating on the earlier of (i) termination of this Agreement; and (ii) the Effective Time. The Company shall appoint a chairperson to the MCC (the "MCC Chairperson") Either the Company or Parent may replace any or all of its representatives on the MCC at any time upon written notice to the other party; provided, however, that each party shall use reasonable efforts to keep an appropriate level of continuity in representation.

          (b)   Subject to the terms of this Agreement, the MCC shall be a forum for information sharing with respect to the operations and working capital of the Company between the date of this Agreement and the earlier of the (i) termination of this Agreement; and (ii) the Effective Time. In furtherance of the MCC's objectives, the Company shall furnish to the MCC, promptly following execution of this Agreement, its forecasted working capital plan, dated as of March 7, 2008 (the "Plan"), which was previously furnished to the Parent, and shall update the Plan no less than every two (2) weeks thereafter and, shall provide to the MCC complete and accurate information regarding the Company, its operations, financial condition, results of operations, and such other information as from time to time may be reasonably requested by the MCC Members. In addition, the Company will provide the MCC with advance notice of the expenditure of any amounts in excess of $100,000 to the extent not reflected on the forecasted working capital plan.

          (c)   The MCC shall meet at least twice during every calendar month during the period beginning on the date this Agreement and terminating on the earlier of (i) termination of this Agreement; and (ii) the Effective Date; and more or less frequently as the Company and Parent mutually deem appropriate or as reasonably requested by either such party, on such dates, and at such places and times, as such parties shall agree; provided that the parties shall endeavor to have the first meeting of the MCC within ten (10) days after the establishment of the MCC. The venue for meetings shall be offices of the Company, or such other place as the parties may agree, if not held by teleconference or videoconference. The MCC Members of the MCC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate by the MCC Chairperson.

          (d)   The MCC shall have no decision making authority with respect to the parties, but shall have the right to consultation with respect to the operations and working capital of the Company during the period beginning on the date hereof and terminating on the earlier of (i) termination of this Agreement; and (ii) the Effective Time. At the request of the Parent, the scope of the matters to be discussed may be expanded to include planning beyond the Effective Time. The discussions of the MCC and any information presented to the MCC by the Company shall be subject to the terms of the Confidentiality Agreement.

        5.2    Conduct of Business.    During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, the Company shall, and it shall cause each of its Subsidiaries to:

          (a)   maintain its corporate existence and carry on its business in the usual, regular and ordinary course in a manner consistent with past practice and in accordance with the provisions of this Agreement and in compliance with all Laws, Authorizations and Contracts including, without limitation, meeting all of its contractual obligations and preserving the Company Intellectual Property, with consultation with the MCC with respect to the operations and working capital of the Company;

          (b)   except as otherwise set forth in the Plan, use its best efforts consistent with past practices and policies to preserve intact its present business organization, keep available the services of its present employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees and others having business dealings with it; provided that the Company is not authorized to, and shall not, make any commitments to any of the foregoing Persons on behalf of Parent;

          (c)   maintain its books and records in accordance with past practice, and to use its reasonable best efforts to maintain in full force and effect all Authorizations and Policies;

          (d)   promptly notify Parent of any event or occurrence not in the ordinary course of business;

          (e)   provide Parent with a list of actions that must be taken by the Company or any of its Subsidiaries within sixty (60) days immediately following the Closing Date for the purposes of obtaining, maintaining, perfecting, preserving or renewing any Company Registered Items; and

          (f)    use its best efforts to conduct its business in such a manner that on the Closing Date the representations and warranties of the Company contained in this Agreement shall be true and correct, as though such representations and warranties were made on and as of such date, and the Company shall use its best efforts to cause all of the conditions to the obligations of Parent and Merger Sub under this Agreement to be satisfied as soon as practicable following the date hereof.

        5.3    Negative Covenants.    Except as expressly provided in this Agreement, the Company shall not, and it shall not permit any of its Subsidiaries to, without the prior written consent of Parent:

          (a)   adopt or propose any amendment to the Charter Documents of the Company or any of its Subsidiaries;

          (b)   declare, set aside or pay any dividend or other distribution (whether in cash, stock or other property) with respect to any securities;

          (c)   (i) issue or authorize for issuance any securities, except the grant of Company Stock Options to newly hired non-officer employees in the ordinary course of business consistent with past practice or the issuance of shares of Company Common Stock upon the exercise of Company Stock Options, or (ii) make any change in any issued and outstanding securities, or redeem, purchase or otherwise acquire any securities other than the repurchase at cost from employees of shares of Company Common Stock in connection with the termination of their employment pursuant to the Company's standard form of option/restricted shares agreement;

          (d)   (i) outside of ordinary course of business and other than pursuant to a written agreement or Company Benefit Plan disclosed in the Company Disclosure Schedule in the amount required thereunder, (A) modify the compensation or benefits payable or to become payable by the Company or any of its Subsidiaries to any of its current or former directors, employees, contractors or consultants, or (B) modify any bonus, severance, termination, pension, insurance or other employee benefit plan, payment or arrangement made to, for or with any current or former directors, employees, contractors or consultants of the Company or any of its Subsidiaries or (ii) enter into any employment (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable "at-will"), severance or termination agreement, outside of ordinary course of business;

          (e)   establish, adopt, enter into, amend or terminate any Company Benefit Plan or any collective bargaining, thrift, compensation or other plan, agreement, trust, fund, policy or arrangement for the benefit of any current or former directors, employees, contractors or consultants of the Company or any of its Subsidiaries;

          (f)    other than (A) sales of inventory, (B) the grant of Out-Bound Licenses on a non-exclusive basis and (C) other dispositions of property and assets that are not material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, in each case in the ordinary course of business consistent with past practice, sell, lease, transfer or assign any property or assets of the Company or any of its Subsidiaries (including, but not limited to, granting any sublicense or making any assignment of the License Agreement between the Company and Inpharma AS);

          (g)   (i) assume, incur or guarantee any Indebtedness, other than endorsements for collection in the ordinary course of business, (ii) modify the terms of any existing Indebtedness or (iii) repay any existing Indebtedness in advance of its maturity date;

          (h)   mortgage, pledge or permit to become subject to Liens (other than Permitted Liens) any properties or assets of the Company or any of its Subsidiaries;

          (i)    other than travel loans or advances in the ordinary course of business consistent with past practice, make any loans, advances or capital contributions to, or investments in, any other Person;

          (j)    not cancel any debts or waive any claims or rights of substantial value;

          (k)   other than in the ordinary course of business consistent with past practice, (i) amend, modify or terminate, or waive, release or assign any rights under, any Material Contract, (ii) enter into any Contract which, if entered into prior to the date hereof, would have been required to be set forth in Section 3.18 of the Company Disclosure Schedule;

          (l)    (i) make any capital expenditure, or commit to make any capital expenditure, which in any one case exceeds $50,000 or capital expenditures which in the aggregate exceed $200,000 or (ii) except as permitted by clause (i), acquire any assets, properties or rights other than Inventory in the ordinary course of business consistent with past practice;

          (m)  not settle or compromise any litigation other than settlements or compromises of litigation where the settlement is limited solely to the release of claims and the monetary payment by the Company or any of its Subsidiaries does not exceed $100,000 in the aggregate or $25,000 in any individual case;

          (n)   amend any Company Stock Option, Company Restricted Share or Other Purchase Right or authorize cash payments in exchange for any of the foregoing;

          (o)   make any filings or registrations, with any Governmental Entity, except routine filings and registrations made in the ordinary course of business;

          (p)   be party to (i) any merger, acquisition, consolidation, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries or (ii) any purchase of all or any substantial portion of the assets or securities of the Company or any of its Subsidiaries;

          (q)   take any actions outside the ordinary course of business;

          (r)   other than as required by GAAP (as advised by its regular independent accounts), make any changes in its accounting methods, principles or practices;

          (s)   make any Tax election, change its method of Tax accounting or settle any claim relating to Taxes;

          (t)    take any action or omit to do any act within its reasonable control which action or omission which is reasonably likely to result in any of the conditions to the Merger not being satisfied, except as may be required by applicable Law; or

          (u)   agree, whether in writing or otherwise, to do any of the foregoing.

Notwithstanding the foregoing Section 5.3, the Company may negotiate and amend that certain Amended and Restated PSMA/PSMP License Agreement by and among the Company, Progenics Pharmaceuticals, Inc. and PSMA Development Company LLC, dated April 20, 2006; provided, that, the Company shall consult with Parent prior to executing any such amendment.

        5.4    Access to Information.    Subject to the terms of the Confidentiality Agreement by and between Parent and the Company dated November 6, 2007 (the "Confidentiality Agreement"), the Company shall, and shall cause its Subsidiaries to, afford to Parent's officers, directors, employees, accountants, counsel, consultants, advisors and agents ("Representatives") free and full access to and the right to inspect, during normal business hours, and upon prior notice, all of the Leased Real Property, properties, assets, records, Contracts and other documents related to the Company and its Subsidiaries, and shall permit them to consult with the officers, employees, accountants, counsel and agents of the Company and its Subsidiaries for the purpose of making such investigation of the Company and its Subsidiaries as Parent shall desire to make. The Company shall furnish to Parent all such documents and copies of documents and records and information with respect to the Company and its Subsidiaries and copies of any working papers relating thereto as Parent may reasonably request. Without limiting the foregoing, the Company shall permit, and will cause its Subsidiaries to permit, Parent and Parent's Representatives to conduct such investigations as Parent may reasonably request to assess the environmental condition of the Leased Real Property.

        5.5    Resignations.    On the Closing Date, the Company shall cause to be delivered to Parent duly signed resignations, effective at the Effective Time, of all members of the Boards of Directors of the Company and its Subsidiaries of their positions as directors.

        5.6    Consents.    The Company shall, and shall cause each of its Subsidiaries to, obtain all Consents; provided that no Indebtedness shall be repaid, except as otherwise required pursuant to the terms of any applicable loan Contract, and no Contract shall be amended nor any right thereunder be waived, and no money or other consideration shall be expended, to obtain any such Consent.

        5.7    Notification of Certain Matters.    The Company shall give prompt notice to Parent of any fact, event or circumstance known to it that (a) individually or taken together with all other facts, events and circumstances known to it, has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (b) would cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained herein, (c) the failure of any condition precedent to Parent's obligations, (d) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the Merger, (e) any notice or other communication from any Governmental Entity in connection with the Merger, or (f) any Actions commenced relating to the Company or any of its Subsidiaries that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.19.

        5.8    Exclusivity.

          (a)   Subject to Section 5.8(b), except with respect to this Agreement and the transactions contemplated hereby, the Company agrees that it will not, and it will cause each of its Subsidiaries and its and their respective directors, officers, employees, Affiliates and other agents and representatives (including any investment banking, legal or accounting firm retained by it or any of them and any individual member or employee of the foregoing) (each, an "Agent"), not to: (i) initiate, solicit, or knowingly encourage or seek, directly or indirectly, any inquiries relating to or the making or implementation of any Third Party Proposal; (ii) engage in any negotiations concerning, or provide any information or data to, or have any substantive discussions with, any Person relating to a Third Party Proposal; (iii) otherwise cooperate in or facilitate any effort or attempt to make, implement or accept a Third Party Proposal; (iv) enter into Contract with any Person relating to a Third Party Proposal or (v) release any third party from, or waive any provision of, any confidentiality or standstill agreement to which it is a party. The Company will immediately cease, and will cause its Subsidiaries and Agents immediately to cease, any and all existing activities, discussions or negotiations with any third parties conducted heretofore with respect to (or reasonably likely to lead to) any Third Party Proposal. "Third Party Proposal" means any Contract, proposal or offer (including any proposal or offer to the stockholders of the Company) with respect to a proposed or potential Acquisition Transaction. "Acquisition Transaction" means: (A) any sale, lease or other disposition, direct or indirect (and however structured), of any business or assets of the Company and/or any of its Subsidiaries, (B) any tender offer (including a self-tender offer) or exchange offer, (C) a merger, consolidation, share exchange, business combination, reorganization, joint venture, recapitalization, liquidation, dissolution or other similar transaction involving the Company, (D) the issuance, sale or other disposition, direct or indirect (and however structured, and including in connection with any financing), of securities (or securities or other rights convertible into, or exercisable or exchangeable for, such securities) or (E) any combination of the foregoing (other than the Merger).

          (b)   Notwithstanding anything to the contrary in Section 5.8(a), the Board of Directors of the Company may furnish information to, and enter into discussions or negotiations with, a Person who has made an unsolicited bona fide Third Party Proposal if, and only if, the Board of Directors of the Company has (i) reasonably concluded after receiving advice from the Company's independent financial advisors that such Third Party Proposal constitutes or is reasonably likely to lead to a Superior Proposal, (ii) concluded, after receiving advice from its outside legal counsel, that, in light of such Superior Proposal, the furnishing of such information or entering into discussions in a manner consistent with its fiduciary obligations to the Company and the Company Stockholders under applicable Law, (iii) provided written notice to Parent of its intent to furnish information or enter into discussions or negotiations with such Person at least three (3) Business Days prior to taking any such action and (iv) obtained from such Person an executed confidentiality agreement on terms no less favorable to the Company than those contained in the Confidentiality Agreement. The Board of Directors of the Company shall furnish to Parent all information provided to the Person who has made the Superior Proposal to the extent that such information has not been previously provided to Parent and shall keep Parent promptly and reasonably informed as to the status of any discussions regarding such Superior Proposal. Notwithstanding the foregoing, no information may be furnished and no discussions may be entered into in the event that the Company has taken any actions inconsistent with this Section 5.8. "Superior Proposal" means an unsolicited bona fide Third Party Proposal pursuant to which a Person (or its stockholders) would own, if consummated, all or substantially all of the outstanding capital stock of the Company (or of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger) or all or substantially all the assets of the Company and its Subsidiaries taken as a whole on terms that the Board of Directors of the Company determines, in its good faith judgment (based on the advice of a financial advisor), to be more favorable to the Company Stockholders from a financial point of view than the terms of the Merger and with any financing required to consummate the transaction contemplated by such Third Party Proposal committed or likely, in the good faith judgment of the Board of Directors of the Company (based on the advice of a financial advisor), to be obtained by such third party on a timely basis. In addition to the obligations of the Company set forth in this Section 5.8(b), the Company shall promptly, but in no event later than 24 hours after the receipt thereof, advise Parent in writing of any request for information that the Company reasonably believes could lead to a Third Party Proposal, the terms and conditions of such request, Third Party Proposal or inquiry (including any subsequent material amendment or modification to such terms and conditions) and the identity of the Person making the request. The Company shall keep Parent informed in all material respects on a timely basis of any change in the status of, or any modification or amendment to, any Third Party Proposal.

          (c)   Nothing in this Agreement shall prevent the Board of Directors of the Company from withholding, withdrawing, amending, modifying or changing its recommendation in favor of the Company Stockholder Approval and, in the case of a tender or exchange offer made directly to the Company Stockholders, recommending that the Company Stockholders accept the tender or exchange offer (each, a "Change of Recommendation"), if all of the following conditions are satisfied:

              (i)  a Superior Proposal is made to the Company and is not withdrawn;

             (ii)  the Company Stockholders' Meeting has not occurred;

            (iii)  the Company shall have provided at least three (3) Business Days' prior written notice (the "Notice Period") to Parent stating (A) that it has received a Superior Proposal, (B) the terms and conditions of such Superior Proposal and the identity the Person making such Superior Proposal and (C) that it intends to effect a Change of Recommendation and the manner in which it intends to so;

            (iv)  Parent shall not have, within the Notice Period, made an offer that the Board of Directors of the Company by a majority vote determines in its good faith judgment (based on the written advice of its financial advisor) to be at least as favorable to the Company and the Company Stockholders as such Superior Proposal (it being agreed that the Board of Directors of the Company shall convene a meeting to consider any such offer by Parent promptly following the receipt thereof);

             (v)  the Board of Directors of the Company concludes in good faith, after receiving the advice of its outside legal counsel, that, in light of such Superior Proposal, the failure of the Board of Directors to effect a Change of Recommendation is reasonably likely to result in a breach of its fiduciary obligations to the Company Stockholders under applicable Law;

            (vi)  the Company shall not have breached any of the provisions set forth in this Section 5.8.

          (d)   Nothing contained in this Agreement shall prohibit the Company or its Board of Directors from taking and disclosing to the Company Stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act; provided that the Company shall not take a position that effects, or otherwise make any public statement that constitutes, a Change of Recommendation unless specifically permitted pursuant to the terms of Section 5.8(c).

        5.9    Company Stockholders' Meeting.

          (a)   As promptly as practicable after the date hereof, the Company shall take all action necessary under the DGCL and its Charter Documents (i) to call, convene and hold a meeting of the Company Stockholders to vote upon the adoption of this Agreement (the "Company

  Stockholders' Meeting") and the transactions contemplated hereby and (ii) to solicit the Company Stockholder Approval. The Board of Directors of the Company will recommend, by unanimous vote of all directors then in office, that the Company Stockholder Approval be given and will use its reasonable best efforts to solicit from the Company Stockholders the Company Stockholder Approval, except to the extent that the Board of Directors of the Company effects a Change of Recommendation as provided in Section 5.8(c).

          (b)   Nothing in this Agreement shall limit the Company's obligation to convene the Company Stockholders' Meeting (regardless of whether the Board of Directors of the Company effects a Change of Recommendation).

        5.10    Proxy Statement.

          (a)   Immediately following the execution of this Agreement, the Company shall prepare and file with the SEC, no later than March 17, 2008, a proxy statement (together with any amendments thereof or supplements thereto, the "Proxy Statement") relating to the Company Stockholders' Meeting. The Company shall use reasonable best efforts to have cleared by the SEC and thereafter mail to the Company Stockholders as promptly as practicable the Proxy Statement and all other proxy materials for the Company Stockholders' Meeting.

          (b)   Except to the extent expressly permitted by Section 5.8(c), (i) the Board of Directors of the Company shall recommend that the Company Stockholders vote in favor of the Company Stockholder Approval, (ii) the Proxy Statement shall include a statement that the Board of Directors of the Company has recommended that the Company Stockholders vote in favor of the Company Stockholder Approval and (iii) neither the Board of Directors of the Company nor any committee thereof shall effect any Change of Recommendation; provided, however, that the foregoing shall not prohibit the Board of Directors of the Company from fulfilling its duty of candor or disclosure to its stockholders under applicable Law. For purposes of this Agreement, such recommendation of the Board of Directors shall be deemed to have been modified in a manner adverse to Parent if such recommendation shall no longer be unanimous.

          (c)   The Proxy Statement and any amendments or supplements to the Proxy Statement will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act. At the time the Proxy Statement or any amendment or supplement to the Proxy Statement is first mailed to the Company Stockholders, at the time the Company Stockholders vote on the adoption of this Agreement and at the Effective Time, the Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to the Company that should be set forth in an amendment or a supplement to the Proxy Statement should be discovered by the Company, the Company shall promptly inform Parent. The covenant contained in this Section 5.10(c) will not apply to statements or omissions included in the Proxy Statement based upon information furnished to the Company in writing by Parent specifically for use therein.

          (d)   The Company shall give Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement, each time before that document (or any amendment or supplement thereto) is filed with the SEC, and reasonable and good faith consideration shall be given to any comments made by Parent and its counsel. The Company shall (i) promptly provide Parent and its counsel with any comments or other communications, whether written or oral, that the Company or its counsel may receive from time to time from the SEC or its staff with respect to the Proxy Statement promptly after receipt of those comments or other communications and (ii) provide Parent with a reasonable opportunity to participate in the response to those comments and to provide comments on that response (to which reasonable and good faith consideration shall be given), including by participating in any discussions or meetings with the SEC.

        5.11    Fairness Opinion.    The Company shall deliver to Parent an executed copy of the opinion from the Company's financial advisor dated as of the date hereof and addressed to the special committee and the Board of Directors of the Company to the effect that, as of the date hereof and based upon and subject to the limitations, qualifications and assumptions set forth therein, the Total Merger Consideration to be paid to the holders of shares of the Company Common Stock is fair, from a financial point of view, to the holders.

ARTICLE VI

COVENANTS OF PARENT

        6.1    Benefit Plans.    Parent and the Surviving Corporation shall take all reasonable actions necessary to allow eligible employees of the Company and any of its Subsidiaries who will be employees of the Surviving Corporation and any of its Subsidiaries ("Transitioned Employees"), to participate on substantially similar terms in benefit programs which are substantially comparable to those maintained by the Company immediately prior to the Effective Time for the benefit of, or offered to, Transitioned Employees to the extent permitted by the terms of such Parent or Surviving Corporation benefit plan or any insurance contract or agreement applicable thereto; provided, however, that there shall be no obligation to offer any stock option, stock purchase, restricted stock, stock appreciation right, phantom stock or similar plan that provides for the issuance of shares of Parent or Surviving Corporation stock or interests in such stock, to any person. Parent and the Surviving Corporation will recognize employment services of each Transitioned Employee with the Company and any of its Subsidiaries for purposes of eligibility (but not benefit accrual) under any benefit plan of Parent and the Surviving Corporation to the extent applicable. Each Transitioned Employee's years of service with the Company and any of its Subsidiaries shall be otherwise recognized for all general employment purposes, including seniority, vacation, personal time and similar general employment purposes; provided that any vacation time offered by Parent or the Surviving Corporation in the calendar year of the Effective Time to any Transitioned Employee shall be offset by any vacation time used by or paid to a Transitioned Employee by the Company or any of its Subsidiaries in the calendar year of the Effective Time. In addition, Parent and the Surviving Corporation will (a) waive all limitations as to preexisting conditions, exclusions, waiting periods and service requirements with respect to participation and coverage requirements applicable to Transitioned Employees under any group health plan sponsored by Parent, except to the extent such preexisting conditions, exclusion, waiting period or service requirement had not been satisfied by any such Transitioned Employee as of the Effective Time under a group health plan sponsored by the Company or any of its Subsidiaries; and (b) provide each Transitioned Employee with credit for any deductible, copayment and out-of-pocket limits applicable to such employees under any such group medical plan sponsored by the Company or any of its Subsidiaries and paid by the Transitioned Employee prior to the Effective Time during the calendar year of the Effective Time.

        6.2    Delisting and Deregistration.    Parent shall use its reasonable best efforts to cause the Company Common Stock to be no longer quoted on the NASDAQ and to be deregistered under the Exchange Act as soon as practicable following the Effective Time.

        6.3    Indemnification.

          (a)   From and after the Effective Time, the Surviving Corporation shall, to the fullest extent permitted by applicable Law, indemnify, defend and hold harmless, and provide advancement of expenses to, each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer, director or employee of the Company or any of its Subsidiaries (the "Indemnified Parties") against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any claim or Action that is based in whole or in part on, or arises in whole or in part out of, the fact that such Person is or was a director, officer or employee of the Company or any of its Subsidiaries, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the Effective Time, whether asserted or claimed prior to, or at or after, the Effective Time (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby) to the same extent such Persons are entitled to be indemnified or have the right to advancement of expenses as of the date of this Agreement by the Company or any of its Subsidiaries pursuant to the Charter Documents and indemnification agreements of the Company and its Subsidiaries, if any, in existence on the date hereof with any directors, officers and employees of the Company and its Subsidiaries.

          (b)   For a period of six (6) years after the Effective Time, Parent shall cause to be maintained in effect the current directors' and officers' liability insurance policies maintained by the Company with respect to claims arising from facts or events that occurred prior to the Effective Time (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby); provided that if the existing directors' and officers' liability insurance policy expires, is terminated or cancelled during such 6-year period, Parent shall cause to be substituted therefor policies containing terms and conditions which are no less favorable to the former officers and directors of the Company and its Subsidiaries only with respect to claims arising from facts or events that occurred prior to the Effective Time (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby); provided that such premiums shall not exceed $662,500 in the aggregate.

          (c)   This Section 6.3 is intended to be for the benefit of, and shall be enforceable by, the Indemnified Parties and their heirs and personal representatives and shall be binding on the Surviving Corporation and its successors and assigns.

          (d)   In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each case, proper provision shall be made so that the successors and assigns of the Surviving Corporation honor the indemnification obligations set forth in this Section 6.3.

ARTICLE VII

COVENANTS OF THE COMPANY AND PARENT

        7.1    Regulatory Approvals.

          (a)   Each of Parent, Merger Sub and the Company shall promptly apply for, and take all reasonably necessary actions to obtain or make, as applicable, all Authorizations, Orders, declarations and filings with, and notices to, any Governmental Entity or other Person required to be obtained or made by it for the consummation of the transactions contemplated hereby. Each party shall cooperate with and promptly furnish information to the other party necessary in connection with any requirements imposed upon such other party in connection with the consummation of the Merger.

          (b)   Parent and the Company shall instruct their respective counsel to cooperate with each other and use reasonable best efforts to facilitate and expedite the identification and resolution of any issues arising under any Laws in order to expeditiously obtain all Authorizations, Orders and declarations of applicable Governmental Entities. Such reasonable best efforts and cooperation include counsel's undertaking (i) to keep each other appropriately informed of communications from and to personnel of the reviewing Governmental Entity and (ii) to confer with each other regarding appropriate contacts with and response to personnel of any Governmental Entity.

        7.2    Public Announcements.    The initial press release relating to this Agreement shall be a joint press release the text of which shall have been agreed to by each of Parent and the Company. Thereafter, each of Parent and the Company shall not issue any press release or otherwise make any public statements with respect to this Agreement, the Merger or any of the other transactions contemplated by this Agreement without the prior consent of the other party (such consent not to be unreasonably withheld or delayed); provided that a party may, without such consent (but after prior consultation to the extent practicable in the circumstances), issue such press releases and make such public statements that it believes are required by applicable Law or the rules of NASDAQ. Notwithstanding the foregoing, a party may make public statements in response to questions from the press, analysts, investors and make internal announcements to employees, so long as such statements and announcements are consistent with previous press releases or public statements made jointly by the Company and Parent and do not violate the terms of the Confidentiality Agreement.

        7.3    Further Assurances.    Upon the terms and subject to the conditions hereof each of the parties hereto shall execute such documents and other instruments and take such further actions as may be reasonably required to carry out the provisions hereof and consummate the Merger and the transactions contemplated by this Agreement.

        7.4    Voting Agreements.    The Company shall use its best efforts to obtain Voting Agreements from stockholders of the Company owning five percent (5%) or more of the issued and outstanding capital stock of the Company on the date hereof.

ARTICLE VIII

CONDITIONS TO MERGER

        8.1    Conditions to Each Party's Obligation to Effect the Merger.    The obligations of Parent, Merger Sub and the Company to consummate the Merger are subject to the satisfaction on or prior to the Closing Date of the following conditions:

          (a)   The Company Stockholder Approval shall have been obtained.

          (b)   All Authorizations and Orders of, declarations and filings with, and notices to any Governmental Entity required to permit the consummation of the Merger shall have been obtained or made and shall be in full force and effect.

          (c)   No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Merger shall be in effect. No Law shall have been enacted or shall be deemed applicable to the Merger which makes the consummation of the Merger illegal.

          (d)   The Company shall have filed its definitive Proxy Statement in accordance with the provisions of the Exchange Act, and the SEC shall not have initiated an enforcement action or otherwise sought to prevent the solicitation of proxies with regard to the Merger.

        8.2    Conditions to Obligations of Parent and Merger Sub to Effect the Merger.    The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction (or waiver by Parent in its sole discretion) of the following further conditions:

          (a)   The representations and warranties of the Company set forth in this Agreement that are qualified by materiality (considered collectively and individually) shall have been true and correct at and as of the date hereof and shall be true and correct at and as of the Closing Date as if made at and as of the Closing Date, and the representations and warranties that are not so qualified

  (considered collectively and individually) shall have been true and correct in all material respects at and as of the date hereof and shall be true and correct in all material respects at and as of the Closing Date as if made at and as of the Closing Date, except to the extent that such representations and warranties refer specifically to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date, and Parent shall have received a certificate dated the Closing Date signed on behalf of the Company by the President of the Company to such effect.

          (b)   The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date; provided that, with respect to obligations that are qualified by materiality, the Company shall have performed such obligations, as so qualified, in all respects. Parent shall have received a certificate signed on behalf of the Company by the President of the Company to such effect.

          (c)   There shall not have occurred any event, occurrence or change that has had, or would reasonably be expected to have, a Company Material Adverse Effect, which shall include, without limitation, that the Company's auditors have indicated that their audit report relating to the Company's most recently completed fiscal year must be qualified to reflect that there is doubt that the Company can continue as a "going concern."

          (d)   No Action shall be pending or threatened before any court or other Governmental Entity, in each case that has a reasonable likelihood of success, (i) seeking to prevent consummation of the Merger or seeking to obtain from the Company or Parent damages that are material in relation to the Company and its Subsidiaries, taken as a whole, or Parent and its Subsidiaries, taken as a whole, as the case may be, (ii) seeking to impose any material limitation on the right of Parent to control the Company and its Subsidiaries or any other Affiliate of Parent, (iii) seeking to restrain or prohibit the Company's or Parent's ownership or operation (or that of their respective Subsidiaries or Affiliates) of any portion of the business or assets of the Company and its Subsidiaries, taken as a whole, or of Parent and its Subsidiaries, taken as a whole, or to compel the Company or Parent or any of their respective Subsidiaries or Affiliates to dispose of or hold separate any portion of the business or assets of the Company and its Subsidiaries, taken as a whole, or of Parent and its Subsidiaries, taken as a whole, and if such business or assets relate to the Company or any of its Subsidiaries, such business or assets are material to the financial condition, results of operations or prospects of the Company and its Subsidiaries, taken as a whole, and if such business or assets relate to Parent or any of its Subsidiaries, such business or assets are material to the financial condition, results of operations or prospects of Parent and its Subsidiaries, taken as a whole. No Order shall be in effect, and no Law shall have been enacted or shall be deemed applicable to the Merger, which has any of the effects set forth in clauses (i) through (iii) in this Section 8.2(d).

          (e)   The Company shall have obtained the Consent of each Person whose Consent is required under the Material Contracts set forth in the Company Disclosure Schedule and shall have provided evidence of each such Consent in form and substance satisfactory to Parent.

          (f)    The Company shall have delivered to Parent resignations from the directors of the Company and each Subsidiary of the Company holding such position immediately prior to the Effective Time.

          (g)   The Company shall have delivered to Parent satisfactory evidence of the cancellation of all of the Company Stock Options and Other Purchase Rights and the termination of all Company Stock Option Plans.

          (h)   The Company shall have delivered to Parent certificates of good standing for the Company from the Secretary of State of the State of Delaware and New Jersey, each dated a reasonable date prior to the Closing Date, and certificates of good standing for the Subsidiaries of the Company from the Secretary of State of the State of Delaware.

          (i)    Each of the executive officers and directors of the Company shall have delivered a Voting Agreement on the date hereof and shall have complied with and not be in breach of their respective obligations under the Voting Agreement and all of the Company Common Stock subject to a Voting Agreement shall have been voted in favor of the approval and adoption of this Agreement and the Merger (which vote shall not have been revoked).

          (j)    The Company shall have delivered to Parent and Merger Sub (i) a certificate dated as of the date of Closing, signed on its behalf by its chief executive officer and its chief financial officer to the effect that the obligations under Section 8.2(a) through (e) and (g) of this Agreement have been satisfied and (ii) copies of all documents that Parent may reasonably request relating to the existence of the Company and certified copies of resolutions or written consents duly adopted by the Board of Directors of the Company and any of its Subsidiaries evidencing the taking of all corporate action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, all in such reasonable detail as Parent and its counsel may request.

          (k)   The number of shares of Company Common Stock held by holders demanding appraisal rights pursuant to the provisions of Section 262 of the DGCL shall represent not more than ten percent (10%) of the outstanding Company Common Stock as of the Effective Date.

          (l)    The Company not accepting any buy out of royalties from Progenics without prior consultation with Parent.

          (m)  The Company shall have filed its Annual Report on Form 10-K with the Securities and Exchange Commission, including audited financial statements for the year ended December 31, 2007, no later than March 17, 2008.

        8.3    Conditions to Obligation of the Company to Effect the Merger.    The obligation of the Company to effect the Merger is subject to the satisfaction (or waiver by the Company in its sole discretion) of the following further conditions:

          (a)   The representations and warranties of Parent and Merger Sub set forth in this Agreement shall have been true and correct at and as of the date hereof and shall be true and correct at and as of the Closing Date as if made at and as of the Closing Date, except to the extent that such representations and warranties refer specifically to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date, and the Company shall have received a certificate dated the Closing Date signed on behalf of Parent by the President of Parent to such effect.

          (b)   Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date. The Company shall have received a certificate signed on behalf of Parent by the President or Chief Financial Officer of Parent to such effect.

          (c)   Parent (or its designated affiliate) shall have entered into a Sublicense Agreement with the Company for the sublicense of European and Asian rights to the Company's Caphosol product substantially on the terms attached hereto as Exhibit B which agreement shall be effective on the date that the Company files its preliminary Proxy Statement with the SEC, no later than March 17, 2008.

ARTICLE IX

TERMINATION

        9.1    Termination.

          (a)   This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time (with any termination by Parent also being an effective termination by Merger Sub):

              (i)  by mutual written consent of Parent and the Company;

             (ii)  by Parent or the Company if:

              (A)  the Merger is not consummated on or before December 31, 2008 (the "Outside Date"); provided, however, that the right to terminate this Agreement under this clause (ii) (A) shall not be available to any party whose breach of a representation, warranty, covenant or agreement under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date;

              (B)  a Governmental Entity shall have issued an Order or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which Order or other action is final and non-appealable; or

              (C)  the Company Stockholder Approval shall not have been obtained at the Company Stockholders' Meeting or any adjournment or postponement thereof;

            (iii)  by Parent if:

              (A)  any condition to the obligations of Parent hereunder becomes incapable of fulfillment other than as a result of a breach by Parent of any covenant or agreement contained in this Agreement, and such condition is not waived by Parent;

              (B)  there has been a breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 8.2(a) or Section 8.2(b) would not be satisfied; provided however, that, if such breach is curable by the Company through its good faith efforts and for so long as the Company continues to exercise its good faith efforts, the Parent may not terminate this Agreement under this Section 9.1(a)(iii)(B) for a period ending upon the earlier of (1) the Outside Date and (2) thirty (30) days following written notice to the Company by Parent of such breach;

              (C)  (i) the Board of Directors of the Company fails to call the Company Stockholders' Meeting in accordance with Section 5.8(a) and to hold such meeting no later than December 30, 2008, (ii) the Company fails to include in the Proxy Statement the unanimous recommendation of the Board of Directors of the Company in favor of the Company Stockholder Approval, (iii) the Board of Directors of the Company effects a Change of Recommendation or resolves to do so, (iv) the Company recommends to the Company Stockholders or approves or endorses a Third Party Proposal or enters into any letter of intent, memorandum of understanding or similar document or any Contract (other than a nondisclosure agreement) constituting, accepting or directly related to, or which is reasonably likely to lead to, any Third Party Proposal, (v) the Board of Directors of the Company fails to reject a Third Party Proposal within ten (10) Business Days following receipt by the Company of the Third Party Proposal, (vi) the Company breaches its obligations under Section 5.7, (vii) a tender offer or exchange offer relating to the outstanding shares of capital stock of the Company is commenced, and the Board of Directors of the Company fails to recommend within ten (10) Business Days against acceptance of such tender offer or exchange offer by the Company Stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by the Company Stockholders) or (viii) resolves, agrees or proposes publicly to take any such actions in response to a Third Party Proposal; or

            (iv)  by the Company if:

              (A)  any condition to the obligations of the Company hereunder becomes incapable of fulfillment other than as a result of a breach by the Company of any covenant or agreement contained in this Agreement, and such condition is not waived by the Company; or

              (B)  there has been a breach by Parent of any representation, warranty, covenant or agreement contained in this Agreement or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Section 8.3(a) or Section 8.3(b) would not be satisfied; provided however, that, if such breach is curable by the Parent through its good faith efforts and for so long as the Company continues to exercise its good faith efforts, the Company may not terminate this Agreement under this Section 9.1(a)(iv)(B) for a period ending upon the earlier of (1) the Outside Date and (2) thirty (30) days following written notice to the Parent by the Company of such breach.

          (b)   The party desiring to terminate this Agreement pursuant to Sections 9.1(a)(ii), 9.1(a)(iii) or 9.1(a)(iv) shall give written notice of such termination to the other parties hereto.

        9.2    Effect of Termination.    In the event of termination of this Agreement as provided in Section 9.1, this Agreement shall immediately become void and there shall be no liability or obligation on the part of the Company or Parent or their respective officers, directors, stockholders or Affiliates, except as set forth in Sections 9.3 and 9.4; provided, however, that the provisions of Section 7.2 (Public Announcements) and Section 9.3 (Remedies), Section 9.4 (Termination Fee) and ARTICLE X of this Agreement shall remain in full force and effect and survive any termination of this Agreement.

        9.3    Remedies.

          (a)   Any party terminating this Agreement pursuant to Section 9.1 shall have the right to recover damages sustained by such party as a result of any breach by the other party of any representation, warranty, covenant or agreement contained in this Agreement or fraud or willful misrepresentation; provided, however, that the party seeking relief is not in breach of any representation, warranty, covenant or agreement contained in this Agreement under circumstances which would have permitted the other party to terminate the Agreement under Section 9.1. Payments made pursuant to Section 9.4 shall be in addition to any other rights, remedies and relief of the parties hereto or with respect to the subject matter of this Agreement.

          (b)   Unless otherwise provided for in Sections 9.3(a) or 9.4, any termination of this Agreement by Parent or the Company will not result in any financial payment by the party or any other remedy in equity or law.

        9.4    Termination Fee.

          (a)   The Company shall pay Parent, by wire transfer of immediately available funds to an account designated by Parent, a fee equal to five percent (5%) of the Total Merger Consideration, which shall include reimbursement of up to $500,000 for all reasonable costs and expenses incurred by Parent in connection with this Agreement and the transactions contemplated hereby (the "Termination Fee") if this Agreement is terminated as follows:

              (i)  if Parent terminates this Agreement pursuant to Section 9.1(a)(iii)(C) the Company shall pay Parent, by wire transfer of immediately available funds to an account designated by Parent, the Termination Fee in full on the Business Day following the date of such termination; or

             (ii)  if (A) (1) Parent or the Company terminates this Agreement pursuant to Section 9.1(a)(ii)(C) or (2) Parent terminates this Agreement pursuant to Section 9.1(a)(iii)(B) and (B) in each case, prior to any such termination but following the date hereof any Person shall have made to the Company or the Company Stockholders, or publicly announced, a proposal, offer or indication of interest relating to any Acquisition Transaction (such Person being referred to herein as the "Third Party Bidder"), the Company shall pay Parent, by wire transfer of immediately available funds to an account designated by Parent, one half of the Termination Fee in full on the Business Day following such termination and (C) if within 12 months of the date of any such termination, an Acquisition Transaction is consummated with the Third Party Bidder or the Company enters into an agreement, letter of intent or similar arrangement with the Third Party Bidder relating to an Acquisition Transaction, the Company shall pay Parent, by wire transfer of immediately available funds to an account designated by Parent, the remaining one half of the Termination Fee upon the earlier of such execution or consummation. For purposes of this Section 9.4, the term "Acquisition Transaction" means: (A) any sale, lease or other disposition, direct or indirect (and however structured), of any business or assets of the Company and/or any of its Subsidiaries (which business or assets represent fifty percent (50%) of more of the consolidated revenues, net income or assets of the Company an/or its Subsidiaries taken as a whole), (B) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in a third party beneficially owning fifty percent (50%) or more of any class of securities of the Company, (C) a merger, consolidation, share exchange, business combination, reorganization, joint venture, recapitalization, liquidation, dissolution or other similar transaction involving the Company and/or any of its Subsidiaries (which Subsidiaries represent ten percent (10%) or more of the consolidated revenues, net income or assets of the Company and its Subsidiaries taken as a whole), (D) the issuance, sale or other disposition, direct or indirect (and however structured), of securities (or securities or other rights convertible into, or exercisable or exchangeable for, such securities) representing fifty percent (50%) or more of the voting power or capital stock of the Company and/or any of its Subsidiaries (which Subsidiaries represent twenty percent (20%) or more of the consolidated revenues, net income or assets of the Company and its Subsidiaries taken as a whole) or (E) any combination of the foregoing (other than the Merger).

          (b)   Parent shall pay the Company, by wire transfer of immediately available funds to an account designated by the Company, the Termination Fee if this Agreement is terminated by the Company pursuant to Section 9.1(a)(iv)(B). Parent shall pay the Company the Termination Fee in full on the Business Day following the date of such termination.

          (c)   In the event that the Company fails to pay the Termination Fee when due, the Company will also pay the costs and expenses of Parent or Merger Sub in connection with a legal action to enforce this Agreement, together with interest on such Termination Fee, commencing on the date that such Termination Fee became due, at a rate equal to the prime rate as reported in the Wall Street Journal on the date the foregoing amounts were due.

ARTICLE X

MISCELLANEOUS

        10.1    Notices.    Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given: (a) on the date established by the sender as having been delivered personally; (b) on the date delivered by a private courier as established by the sender by evidence obtained from the courier; (c) on the date sent by facsimile, with confirmation of transmission, if sent during normal business hours of the recipient, if not, then on the next Business Day; or (d) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:

    If to Parent or Sub, to:

      EUSA Pharma Inc.
      Heritage Gateway Centre
      1980 S. Easton Road, Suite 250
      Doylestown, PA 18901
      Attn: General Counsel
      Facsimile:(215) 230-3322

      and

      EUSA Pharma
      The Magdalen Centre
      Oxford Science Park
      Oxford
      OX4 4GA
      England
      Attn: General Counsel
      Facsimile: 44 (0) 1865784253

      With a required copy to:
      McCarter & English, LLP
      Four Gateway Center
      100 Mulberry Street
      Newark, New Jersey 07102
      Attn: Jeffrey Baumel, Esq.
      Facsimile: (973) 624-7070

    If to the Company, to:

      Cytogen Corporation
      650 College Road East
      Princeton, NJ 08540
      Attn: Kevin Bratton, Chief Financial Officer
      Facsimile: (609) 452-2317

    With a required copy to:

      Morgan, Lewis & Bockius LLP
      502 Carnegie Center, 3rd Floor
      Princeton, NJ 08540
      Attn: Emilio Ragosa
      Facsimile: (609) 919-6701

        or to such other address or to the attention of such Person or Persons as the recipient party has specified by prior written notice to the sending party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

        10.2    Survival.    The representations and warranties and covenants and agreements in this Agreement and in any certificate delivered pursuant hereto shall terminate at the Effective Time, except that the covenants and agreements set forth in ARTICLE I, ARTICLE II, ARTICLE VI, ARTICLE VII, ARTICLE IX and this ARTICLE X shall survive the Effective Time.

        10.3    Amendments and Waivers.

          (a)   Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective; provided that, after adoption of this Agreement by the Company Stockholders, no amendment or waiver shall be made which by Law requires further approval by the Company Stockholders without such further approval.

          (b)   No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c)   To the maximum extent permitted by Law, (i) no waiver that may be given by a party shall be applicable except in the specific instance for which it was given and (ii) no notice to or demand on one party shall be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand.

        10.4    Fees and Expenses.    Except as set forth in this Section 10.4 or in Section 9.4, all fees and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated and shall not result in an adjustment to the Total Merger Consideration.

        10.5    Successors and Assigns.    This Agreement may not be assigned by any party hereto without the prior written consent of the other parties; provided that Parent or Merger Sub may assign any of their respective rights and obligations to any direct or indirect Subsidiary of Parent. Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, heirs, personal representatives, successors and assigns.

        10.6    Governing Law.    This Agreement and the Exhibits and Schedules hereto shall be governed by and interpreted and enforced in accordance with the Laws of the State of New Jersey, without giving effect to any choice of Law or conflict of Laws rules or provisions (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New Jersey.

        10.7    Consent to Jurisdiction.    Each party irrevocably submits to the exclusive jurisdiction of (a) New Jersey, and (b) the United States District Court for New Jersey, for the purposes of any Action arising out of this Agreement or any transaction contemplated hereby. Each party agrees to commence any such Action either in the circuit court in and for Mercer County, New Jersey or if such Action may not be brought in such court for jurisdictional reasons, in the United States District Court for New Jersey. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any Action in New Jersey with respect to any matters to which it has submitted to jurisdiction in this Section 10.7. Each party irrevocably and unconditionally waives any objection to the laying of venue of any Action arising out of this Agreement or the transactions contemplated hereby in (i) the circuit court in and for Mercer County, New Jersey, or (ii) the United States District Court for New Jersey, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

        10.8    Counterparts.    This Agreement may be executed in any number of counterparts, and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. The parties agree that the delivery of this Agreement may be effected by means of an exchange of facsimile signatures with original copies to follow by mail or courier service.

        10.9    Third Party Beneficiaries.    No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder; except (i) that in the case of Section 6.3 hereof, the Indemnified Parties and their respective heirs, executors, administrators, legal representatives, successors and assigns, are intended third party beneficiaries of such sections and shall have the right to enforce such sections in their own names; (ii) the right of the Company, on behalf of the stockholders of the Company, to pursue damages in the event of Parent's or Merger Sub's intentional or wrongful breach of the Agreement or fraud, which right is hereby acknowledged and agreed by Parent and Merger Sub; and (iii) the right of the stockholders of the Company, in accordance with the terms and provisions of this Agreement, to receive the Merger Consideration at the Effective Time.

        10.10    Entire Agreement.    This Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto set forth the entire understanding of the parties hereto with respect to the Merger. All Exhibits and Schedules referred to herein are intended to be and hereby are specifically made a part of this Agreement. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement, other than the Confidentiality Agreement which shall continue in full force and effect in accordance with its terms.

        10.11    Captions.    All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

        10.12    Severability.    Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        10.13    Specific Performance.    Parent and the Company each agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or equity.

ARTICLE XI

DEFINITIONS

        11.1    Definitions.    When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 11.1, or in the applicable Section of this Agreement to which reference is made in this Section 11.1.

        "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling, controlled by or under common control with such specified Person.

        "Authorization" means any authorization, approval, consent, certificate, license, permit or franchise of or from any Governmental Entity or pursuant to any Law including, without limitation, any such authorization, approval, consent, certificate, license or permit issued by the Federal Food and Drug Administration.

        "Business Day" means a day other than a Saturday, Sunday or other day on which banks located in New York City are authorized or required by Law to close.

        "Company Material Adverse Effect" means any state of facts, development, event, circumstance, condition, occurrence or effect that, individually or taken collectively with all other states of facts, developments, events, circumstances, conditions, occurrences or effects that have occurred prior to the date of determination of the occurrence of the Company Material Effect, (a) is materially adverse to the condition (financial or otherwise), business operations, or results of operations of the Company and its Subsidiaries taken as a whole, (b) impairs the ability of the Company to perform its obligations hereunder or (c) delays the consummation of the Merger, other than in the case of clause (a), any such state of facts, development, event, circumstance, condition, occurrence or effect arising out of any changes affecting the industry in which the Company and its Subsidiaries operate or any changes in general economic conditions; provided that any such change or changes do not disproportionately affect in any material respect the Company and its Subsidiaries, taken as a whole; provided, however, in no event shall any of the following be deemed to constitute, nor shall any of the following be taken into account in determining whether there has been or will be, a Company Material Adverse Effect: (i) any changes affecting the industry in which the Company and its Subsidiaries operate that do not have a disproportionate impact in any material respect on the Company and its Subsidiaries, taken as a whole, (ii) any changes in general economic conditions or the capital markets that do not disproportionately impact in any material respect the Company and its Subsidiaries, taken as a whole, (iii) in and of itself, any change in the market price or trading volume of Company Common Stock, (iv) in and of itself, a failure by the Company to meet the revenue or earnings predictions of equity analysts for any period ending (or for which earnings are released) on or after the date of this Agreement and prior to the Closing Date, (v) the taking of any action required by this Agreement or to which Parent has given its written consent, (vi) any changes or effects to the extent attributable to the announcement or the pendency of the transactions contemplated hereby, including disruption or loss of customer, business partner, supplier or employee relationships (provided that the exception in this clause (vi) shall not be used to excuse a breach of a representation or warranty of the Company contained in this Agreement that arises from the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement); (vii) any changes or effects resulting from the actions of Parent or its Subsidiaries; or (viii) changes in applicable Laws or GAAP.

        "Contract" means any agreement, contract, license, lease, commitment, arrangement or understanding, written or oral, including any sales order and purchase order.

        "Governmental Entity" means any entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to United States federal, state, local, or municipal government, foreign, international, multinational or other government, including any department, commission, board, agency, bureau, subdivision, instrumentality, official or other regulatory, administrative or judicial authority thereof, and any non-governmental regulatory body to the extent that the rules and regulations or orders of such body have the force of Law.

        "Indebtedness" means any of the following: (a) any indebtedness for borrowed money, (b) any obligations evidenced by bonds, debentures, notes or other similar instruments, (c) any obligations to pay the deferred purchase price of property or services, except trade accounts payable and other current Liabilities arising in the ordinary course of business, (d) any obligations as lessee under capitalized leases, (e) any indebtedness created or arising under any conditional sale or other title retention agreement with respect to acquired property, (f) any obligations, contingent or otherwise, under acceptance credit, letters of credit or similar facilities, and (g) any guaranty of any of the foregoing.

        "Knowledge" of the Company or any similar phrase means, with respect to any fact or matter, the actual knowledge of the directors and executive officers of the Company and each of its Subsidiaries.

        "Law" means any statute, law (including common law), constitution, treaty, ordinance, code, order, decree, judgment, rule, regulation and any other binding requirement or determination of any Governmental Entity.

        "Order" means any award, injunction, judgment, decree, order, ruling, subpoena, directive or verdict or other decision entered, issued or rendered by any Governmental Entity.

        "Parent Material Adverse Effect" means any state of facts, development, event, circumstance, condition, occurrence or effect that, individually or taken collectively with all other states of facts, developments, events, circumstances, conditions, occurrences or effects that have occurred prior to the date of determination of the occurrence of the Parent Material Effect, (a) is materially adverse to the condition (financial or otherwise), operations, prospects or results of operations of Parent and its Subsidiaries taken as a whole, (b) impairs the ability of Parent to perform its obligations hereunder or (c) delays the consummation of the Merger.

        "Per Share Merger Consideration" means $0.62, unless the formula contained in Schedule 2.1 to the Company's Disclosure Schedules results in Total Merger Consideration exceeding $22,600,000, then the Per Share Merger Consideration shall be incrementally reduced, as mutually agreed to by the Company and Parent, such that the Total Merger Consideration does not exceed $22,600,000.

        "Person" means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated association, a Governmental Entity or any agency, instrumentality or political subdivision of a Governmental Entity, or any other entity or body.

        "Subsidiary" or "Subsidiaries" means, with respect to any party, any Person, of which (i) such party or any Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting interest in such partnership) or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such Person is directly or indirectly owned or controlled by such party and/or by any one or more of its Subsidiaries.

        "$" means United States dollars.

        11.2    Interpretation.

          (a)   The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

          (b)   The terms "hereof", "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (c)   When a reference is made in this Agreement to an Article, Section, paragraph, Exhibit or Schedule, such reference is to an Article, Section, paragraph, Exhibit or Schedule to this Agreement unless otherwise specified.

          (d)   The word "include", "includes", and "including" when used in this Agreement shall be deemed to be followed by the words "without limitation", unless otherwise specified.

          (e)   A reference to any party to this Agreement or any other agreement or document shall include such party's predecessors, successors and permitted assigns.

          (f)    Reference to any Law means such Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.

          (g)   The parties have participated jointly in the negotiation and drafting of this Agreement. Any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.

          (h)   All accounting terms used and not defined herein shall have the respective meanings given to them under GAAP.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto, duly authorized as of the date first written above.

EUSA Pharma Inc.
By:	/s/ BRYAN MORTON
Name: Bryan Morton
Title: President and Chief Executive Officer
EUSA Pharma (USA), Inc.
By:	/s/ BRYAN MORTON
Name: Bryan Morton
Title: President and Chief Executive Officer
CYTOGEN CORPORATION
By:	/s/ KEVEN G. LOKAY
Name: Kevin G. Lokay
Title: President and Chief Executive Officer

ANNEX B

FAIRNESS OPINION OF JANNEY MONTGOMERY SCOTT LLC

March 10, 2008

The Board of Directors
Cytogen, Inc.
650 College Road East
Suite 3100
Princeton, NJ 08540

Members of the Board:

        We understand that Cytogen, Inc. ("Cytogen" or the "Company"), EUSA Pharma, Inc. ("EUSA") and EUSA Pharma (USA), Inc., a newly formed wholly-owned subsidiary of EUSA ("Merger Sub") have entered into an Agreement and Plan of Merger, dated as of March 10, 2008 (the "Merger Agreement") providing for the merger (the "Merger") of Cytogen with and into Merger Sub. Pursuant to the Merger Agreement, EUSA will pay $0.62 in cash for each issued and outstanding share of common stock of Cytogen, which amount may be incrementally reduced as set forth in the Merger Agreement so that the total merger consideration does not exceed $22.6 million in cash for all of the issued and outstanding common stock of Cytogen (the "Merger Consideration"). You have requested our opinion, as of the date hereof, whether the Merger Consideration to be paid to the holders of the common stock of the Company is fair, from a financial point of view, to such holders.

        Janney Montgomery Scott LLC, as part of its investment banking business, engages in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

        In arriving at our opinion, we have, among other things:

  (i)
  reviewed the draft Merger Agreement dated March 10, 2008 (the "Draft Agreement");

  (ii)
  reviewed certain publicly available financial information and other information concerning Cytogen;

  (iii)
  reviewed certain non-public information relating to Cytogen, including financial forecasts and projections for Cytogen furnished to us by Cytogen;

  (iv)
  conducted discussions with certain members of senior management of Cytogen concerning the information in (iii) above and Cytogen's businesses and operations, assets, present condition and future prospects;

  (v)
  reviewed the premiums paid in certain recent comparable transactions each of which involved a publicly traded target;

  (vi)
  reviewed selected financial and stock market data for Cytogen and certain other publicly traded companies engaged in businesses which we believe to be comparable to the Company;

  (vii)
  reviewed the financial terms of certain recent business combinations which we believe to be relevant; and

  (viii)
  performed such other analyses, examinations and procedures, reviewed such other agreements and documents, and considered such other factors, as we have deemed in our sole judgment, to be necessary, appropriate or relevant to render an opinion.

        We have assumed and relied upon, with your permission and without independent verification, the accuracy and completeness of the financial and other information discussed with or reviewed by us in arriving at our opinion. With respect to the financial forecasts of Cytogen provided to or discussed with us, we have assumed, at the direction of the management of Cytogen and without independent

March 10, 2008
The Board of Directors
Cytogen, Inc.

verification or investigation, that such forecasts have been reasonably prepared on bases reflecting the best currently available information, estimates and judgments of the management of Cytogen as to the future financial performances of Cytogen. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of Cytogen and have not made nor obtained any evaluations or appraisals of the assets or liabilities (including, without limitation, any potential environmental liabilities), contingent or otherwise, of Cytogen. We have also assumed that the final terms of the Merger Agreement will not vary materially from the Draft Agreement, that the Merger will be consummated in accordance with the terms of the Merger Agreement and that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any material delay or adverse effect on Cytogen.

        Our opinion is necessarily based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We express no opinion as to the underlying valuation, future performance or long-term viability of Cytogen. Our opinion solely addresses the fairness, from a financial point of view, of the Merger Consideration to the holders of common stock of the Company. Our opinion does not address the relative merits of the Merger as compared to other transactions or business strategies that might be available to the Company, nor does it address the Company's underlying business decision to proceed with the Merger. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update or revise the opinion. In addition, we express no recommendation as to how the shareholders of Cytogen should vote at the shareholders meeting to be held in connection with the Merger.

        We will receive a fee from Cytogen for providing this opinion to the Board of Directors of Cytogen. This fee is not contingent on the consummation of the Merger nor is it contingent on the conclusion reached by us in this opinion. In addition, the Company has agreed to indemnify us for certain liabilities arising out of the rendering of this opinion. In the ordinary course of our business, we and our affiliates may actively trade in debt and equity securities of the Company for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities. We entered into an engagement letter with Cytogen in 2007 for the purposes of assisting the Company in exploring strategic alternatives, and in connection with that engagement, we and the Company agreed that we would provide this opinion in respect of any transaction that resulted during a period of 12 months following the execution of that engagement letter. During the two years preceding the date of this opinion we have not had any other material relationship with the Company or any other transaction parties.

        This opinion does not address the relative merits of the Merger, any alternatives to the Merger available to Cytogen or any other underlying decision of Cytogen to proceed with or effect the Merger. We express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of Cytogen, or any class of such persons relative to the consideration to be received by the holders of the common stock of Cytogen in the Merger or with respect to the fairness of any such compensation. Further, this opinion is delivered to the Board of Directors of Cytogen solely for its use in considering the Merger and may not be used for any other purpose except as described in the engagement letter between Cytogen and us dated December 31, 2007. We note that we have been retained only by Cytogen and, subject to applicable law, our engagement is not deemed to be on behalf of, and it does not confer any rights upon, any stockholder of Cytogen or any

March 10, 2008
The Board of Directors
Cytogen, Inc.

other person. This opinion may not be reproduced, disseminated, quoted or referred to in any manner, without our prior written consent. This opinion was approved by our fairness opinion committee.

        Based upon and subject to the forgoing, and such other factors as we deemed relevant, we are of the opinion, as of the date hereof, that the Merger Consideration to be paid to the holders of common stock of the Company is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ JANNEY MONTGOMERY SCOTT LLC

ANNEX C

FORM OF VOTING AGREEMENT

VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement"), dated this             day of March, 2008 is entered into by and among Cytogen Corporation, a Delaware corporation (the "Company"),                         (the "Stockholder") and EUSA Pharma, Inc., a Delaware corporation (the "Parent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Merger Agreement (as defined below).

WITNESSETH:

        WHEREAS, the Stockholder is the legal and beneficial owners of                                    shares of Company Common Stock which represents                        % of the outstanding shares of Company Common Stock;

        WHEREAS, Company is a party to an Agreement and Plan of Merger, which is being executed contemporaneously herewith, between Company, Merger Sub and Parent, a true and complete copy of which has been provided to the Stockholder (the "Merger Agreement");

        WHEREAS, the Stockholder has agreed to vote all of the Company Capital Stock owned by it, whether beneficially or otherwise, or over which it has voting power (the "Stockholder Shares") in favor of all resolutions to be considered by holders of Company Capital Stock in connection with the transactions contemplated by the Merger Agreement;

        NOW, THEREFORE in consideration of the foregoing premises and as inducement to and in consideration of Parent entering into the Merger Agreement and certain other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        Section 1    Representations and Warranties.    The Stockholder hereby represents and warrants, for and in respect of itself and its Stockholder Shares only, that:

          (a)   to the extent the Stockholder is an entity, it is duly incorporated or organized and validly existing under the laws of its jurisdiction of incorporation or organization; it has the corporate or other power and capacity and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement and its obligations hereunder and has received all requisite approvals to enter into this Agreement and to complete the transactions contemplated hereby and, upon the due execution and delivery of this Agreement by the Stockholder, this Agreement shall be a valid and binding agreement enforceable by Parent against the Stockholder in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors' rights generally and to general principles of equity;

          (b)   the Stockholder is not a party to, bound or affected by or subject to, any material charter, by-law or constituting document provision (in the case of a party that is not an individual), statute, regulation, judgment, order, decree or law which would be: violated, contravened, breached by, or under which default would occur as a result of, the execution, delivery and performance of this Agreement and the Stockholder is not a party to, bound or affected by or subject to any agreement for voting any Company Capital Stock which would be violated, contravened, breached by, or under which default would occur as a result of, the performance of this Agreement; and

          (c)   the Stockholder understands and agrees that if the Stockholder attempts to transfer, or provide any other person or entity with the authority to vote any of the Stockholder Shares other than in compliance with this Agreement, Company shall not, and such Stockholder hereby unconditionally and irrevocably instructs Company to not, (i) permit any such transfer on its books and records, (ii) issue a new certificate representing any of such Stockholder Shares, or (iii) record such vote unless and until such Stockholder shall have complied with the terms of this Agreement.

        Section 2    Covenants

          (a)   Except as otherwise expressly provided herein, the Stockholder hereby covenants that until this Agreement is terminated, the Stockholder will:

      (i)
      not, directly or indirectly, take or support any action of any kind that could reasonably be expected to materially reduce the likelihood of success of or delay the consummation of the Merger Agreement;

      (ii)
      not, directly or indirectly, initiate, solicit or encourage proposals, requests, inquiries or contacts, or participate in negotiations or discussions, including without limitation, the delivery of non-public information of Company to any third party, for the purpose or with the intention of leading to any proposal, concerning any disposition, directly or indirectly, of any material assets of Company, without limitation, extending to any take-over bid, merger, consolidation or other business combination involving Company or any acquisition of an equity interest in Company representing any material amount of the equity of Company or any similar transaction (a "Competing Proposal"), except for the transactions contemplated by the Merger Agreement; and

      (iii)
      not enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person or any other entity any non-public information with respect to this Agreement, or otherwise cooperate in any way with any party offering a Competing Proposal.

          (b)   Except as otherwise expressly provided herein or as otherwise agreed to by Parent in writing on or prior to the date hereof, the Stockholder hereby covenants that until this Agreement is terminated, the Stockholder shall not directly or indirectly (v) grant any proxy, power of attorney or other authorization or consent with respect to any of its Stockholder Shares; (w) deposit any of its Stockholder Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of its Stockholder Shares other than this Agreement; or (x) take any other action that would in any way restrict, limit or interfere with the performance of the Stockholder's obligations hereunder or the transactions contemplated hereby (the restrictions in clauses (v), (w), and (x) hereof together with any restrictions contained in the Nondisclosure Agreement between Shareholder and the Company dated January 15, 2008, being referred to as the "Restrictions"). Notwithstanding the forgoing, the Stockholder may transfer or permit the transfer of some or all of its Stockholder Shares to any person, provided, however, that, as a condition precedent to such transfer, (a) such transfer does not adversely affect Parent or Company, including without limitation from a tax perspective or by causing any delay or by reducing the number of the Stockholder Shares subject to this Agreement, and (b) the transferee executes and delivers an agreement in the same form as this Agreement (including the Restrictions) to Parent prior to the transfer.

          (c)   The Stockholder agrees that it shall not issue any press release or make any other statement to the public with respect to the Merger Agreement or any other transaction contemplated by the Merger Agreement without the prior consent of Parent, except as may be required by applicable law.

        Section 3    Voting.    Subject to the terms of this Agreement, the Stockholder hereby irrevocably and unconditionally agrees until this Agreement is terminated:

  (a)
  to vote (or cause to be voted) all of its Stockholder Shares (and any other securities in respect of which such Stockholder has the right to vote) which are eligible to vote at any meeting of holders of Company Capital Stock and in any action by written consent in favor of the Merger Agreement and the transactions contemplated thereby, (the "Merger Transactions");

  (b)
  to vote (or cause to be voted) all of its Stockholder Shares (and any other securities in respect of which such Stockholder has the right to vote) which are eligible to vote at any meeting of holders of Company Capital Stock and in any action by written consent, against any Competing Proposal;

  (c)
  not, without the prior written consent of Parent, to requisition or join in any requisition of any meeting of holders of Company Capital Stock, except with respect to the provisions of this Agreement;

  (d)
  to vote in favor of adoption of any proposal or action that is reasonably determined by Company to be necessary or appropriate to submit for stockholder approval in order to facilitate the consummation of the transactions contemplated by the Merger Agreement, including, without limitation, the Merger Transactions, and to vote against approval of any proposal made in opposition to or competition with the consummation of the transactions contemplated by the Merger Agreement, including, without limitation the Merger Transactions.

        Section 4    Voting as to Other Matters.    For the avoidance of doubt, this Agreement shall not require the Stockholder to vote or grant any proxy to vote, or refrain from voting or granting any proxy to vote, on any matter other than those specified in this Agreement.

        Section 5    Remedies.    In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce its or their rights, either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

        Section 6    Successors and Assigns.    Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of Company, Parent and the Stockholder and the respective successors and permitted assigns.

        Section 7    Duration of Agreement.    Except as specifically set forth herein, the rights and obligations of Parent, Company and the Stockholder set forth herein shall survive until, and this Agreement shall terminate upon, either the consummation of the Merger or termination of the Merger Agreement.

        Section 8    Entire Agreement.    This Agreement, together with the other writings referred to herein or delivered pursuant hereto which form a part hereof, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

        Section 9    Notices.    All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular mail, addressed or telecopied, as the case may be, to such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:

    (i)
    if to Company, to:

      Cytogen Corporation
      650 College Road East, Suite 3100
      Princeton, New Jersey 08540
      Attn: Kevin J. Bratton, Senior Vice President, Finance and CFO

  with a copy to:

      Morgan, Lewis & Bockius, LLP
      502 Carnegie Center
      Princeton, New Jersey 08540
      Attn: Emilio Ragosa

    (ii)
    if to the Stockholder:

      to the address set forth on the signature page hereto

    (iii)
    if to Parent:

      EUSA Pharma Inc.
      Heritage Gateway Centre
      1980 S. Easton Road, Suite 250
      Doylestown, PA 18901
      Attn: General Counsel

  with copy to:

      McCarter & English, LLP
      Four Gateway Center
      100 Mulberry Street
      Newark, New Jersey 07102
      Attn: Jeffrey Baumel, Esq.

All such notices, requests, consents and communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of mailing, on the third business day following the date of such mailing, (c) in the case of overnight mail, on the first business day following the date of such mailing, and (d) in the case of facsimile transmission, when confirmed by facsimile machine report.

        Section 10    Changes.    The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, only pursuant to the written consent of Parent, Company and the Stockholder.

        Section 11    Counterparts.    This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

        Section 12    Headings.    The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

        Section 13    Nouns and Pronouns.    Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

        Section 14    Severability.    Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        Section 15    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding choice of law rules thereof.

        IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first above written.

COMPANY
By:
Name:
Title:

PARENT
By:
Name:
Title:

STOCKHOLDER

Name:
Address:

ANNEX D

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

ANNEX D

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

  § 262. Appraisal rights

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

          (2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

 CYTOGEN CORPORATION

650 COLLEGE ROAD EAST

SUITE 3100

PRINCETON, NEW JERSEY 08540-3533

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

        The undersigned holder of common stock of Cytogen Corporation, a Delaware corporation (the "Company"), hereby appoints Kevin G. Lokay and Kevin J. Bratton, and each of them, as proxies for the undersigned, each with full power of substitution, to act for and in the name of the undersigned to vote, as designated on the reverse side, all of the shares of common stock of the Company that the undersigned is entitled to vote at the special meeting of stockholders of the Company, to be held at the offices of Hyatt Regency Princeton, 102 Carnegie Center, Princeton, New Jersey 08540, on May 8, 2008, at 10:00 a.m., local time, or at any adjournments or postponements thereof.

(continued and to be signed on reverse side)

 SPECIAL MEETING OF STOCKHOLDERS OF

CYTOGEN CORPORATION

May 8, 2008

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.
-OR-
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
-OR-
INTERNET—Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.
-OR-
IN PERSON—You may vote your shares in person by attending the Special Meeting.
COMPANY NUMBER

ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

V        Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.        V

        00030030000000000000    1                                 050808

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
	1.	Approval and adoption of the Agreement and Plan of Merger, dated as of March 10, 2008, by and among EUSA Pharma, Inc., EUSA Pharma (USA), Inc. and Cytogen Corporation (the "Merger Agreement").	☐	☐	☐
2.
		Approval of the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting, or at any adjournments or postponements thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS.
The undersigned hereby acknowledges receipt of (I) the Notice of Special Meeting, and (II) the Proxy Statement.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

CYTOGEN CORPORATION 650 COLLEGE ROAD EAST, SUITE 3100 PRINCETON, NJ 08540-3533
TABLE OF CONTENTS
SUMMARY TERM SHEET
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
THE PARTIES TO THE MERGER AGREEMENT
THE SPECIAL MEETING
THE MERGER
THE AGREEMENT AND PLAN OF MERGER
ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING
MARKET PRICE OF OUR COMMON STOCK
PROJECTED FINANCIAL INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS
SUBMISSION OF STOCKHOLDER PROPOSALS
WHERE YOU CAN FIND MORE INFORMATION
ANNEX A AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER BY AND AMONG EUSA PHARMA, INC., EUSA PHARMA (USA), INC. and CYTOGEN CORPORATION Dated as of March 10, 2008
TABLE OF CONTENTS
AGREEMENT AND PLAN OF MERGER
ARTICLE I THE MERGER
ARTICLE II EFFECT ON CAPITAL STOCK; SURRENDER OF CERTIFICATES AND PAYMENT
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
ARTICLE V COVENANTS OF THE COMPANY
ARTICLE VI COVENANTS OF PARENT
ARTICLE VII COVENANTS OF THE COMPANY AND PARENT
ARTICLE VIII CONDITIONS TO MERGER
ARTICLE IX TERMINATION
ARTICLE X MISCELLANEOUS
ARTICLE XI DEFINITIONS
ANNEX B FAIRNESS OPINION OF JANNEY MONTGOMERY SCOTT LLC
ANNEX C FORM OF VOTING AGREEMENT
VOTING AGREEMENT
ANNEX D GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
ANNEX D GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
CYTOGEN CORPORATION 650 COLLEGE ROAD EAST SUITE 3100 PRINCETON, NEW JERSEY 08540-3533
THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS
SPECIAL MEETING OF STOCKHOLDERS OF CYTOGEN CORPORATION May 8, 2008
PROXY VOTING INSTRUCTIONS